Exhibit 10.1

WHENEVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK*), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

WELLSTAT/REPLIGEN SETTLEMENT AGREEMENT

THIS WELLSTAT/REPLIGEN SETTLEMENT AGREEMENT (the “Agreement”) is made this 16th day of November 2004 by and between Wellstat Therapeutics Corporation (formally known as Pro-Neuron, Inc.), a California corporation, with a principal place of business located in Gaithersburg, Maryland (“Wellstat”), and Repligen Corporation, a Delaware corporation, with a principal place of business located in Waltham, Massachusetts (“Repligen”). Wellstat and Repligen are each referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

W I T N E S S E T H:

WHEREAS, Wellstat brought suit against the Regents University of California (the “Regents”), Dr. Robert Naviaux (“Naviaux”) and Repligen in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and the Regents and Naviaux filed counterclaims against Wellstat and Dr. Reid von Borstel (‘von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”).

In view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to settlement the Litigation on the terms set forth herein.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 “Actions and Claims” means any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the Litigation, excluding claims of interference proceedings as described in Section 2.1.5 of the Regents/Wellstat Settlement Agreement and/or claims of inventorship, which will be governed by arbitration as set forth in Section 2 of the Regents/Wellstat Settlement Agreement.

*	CONFIDENTIAL TREATMENT REQUESTED

1.2 “Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made., By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

1.3 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.4 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 between Repligen and the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” (the “November 2000 License”) and the License Agreement dated December 13, 2000 between Repligen and the Regent for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease” (the “December 2000 License”), each as amended in accordance with the Term Sheet and this Agreement. The Amended Repligen Licenses shall be attached hereto as Exhibit A.

1.5 “Effective Date” means the date on which the last to sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents.

1.6 “Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. Naviaux Applications shall include, inter alia, the national phase applications based on WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

1.7 “Neutral” shall mean a third party who, during the pendancy of his or her involvement in matters specified in Section 10 of this Agreement, does not and shall not have

*	CONFIDENTIAL TREATMENT REQUESTED

any “conflict of interest” (personal or imputed) with any of the Parties, as that term is defined in the Model Rules of Professional conduct approved by the American Bar Association House Delegates, August 2002, unless such conflict has been expressly waived by the non-conflicted Party of Parties. For purposes of interpreting conflict of interest provisions of the Model Rules, (i) party appearing in a separate current matter before an arbitrator or mediator shall be deemed a “client” of the arbitrator or mediator, (ii) a personal “conflict of interest” in one or more members of a given ADR organizations shall not create an imputed “conflict of interest” in the other members as such ADR organization and (iii) none of the Regents, Wellstat and Repligen will be considered a “client” of the Hon Herbert B. Hoffman solely by virtue of his acting as a mediator in the negotiation of the Resolution Documents.

1.8 “Non-Acylated Pyrimindines” means any pyrimidine, derivative of a pyrimidine or pyrimindine-based nucleoside, other than an Aclylated Pyrimindine.

1.9 “Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in part, and any patents issued with respect to any such applications, including any reissue, ex re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.10 “Patent Arbitrator” means the patent Arbitrator as defined in the Regents/Wellstat Settlement Agreement

1.11 “Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitations, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities in connection with interferences and/or oppositions between Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the patent arbitration contemplated by Article 2 of the Regents/Wellstat Settlement Agreement.

1.12 “Patients Rights” means all rights under patent laws anywhere in the world in and to the Naviaux Applications the von Borstel Applications and or the Page Application.

1.13 “Permitted Clinical Trials” means (a) the clinical trial sponsored by Repligen for the use of triacetyluridine to treat bipolar disorder/major depression, to be conducted solely at McLean Hospital in Belmont Massachusetts and (b) the clinical trial sponsored by Repligen for the use of triacetyluridine to treat patients with Purine Autism at no more than three sites (Drew University, Indiana University, John Hopkins).

1.14 “Permitted Impurity”

(a) In the case of Repligen means with respect to compounds that are not Acylated Pyrimidines, a trace amount of Acylated Pyrimidine not intended to and unlikely to have any significant therapeutic effect and resulting solely from the inability of Repligen or its Sublicensees, acting in a commercially reasonable manner, to produce such a compound free of Acylated Pyrimidines, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Acylated Pyrimidines and Non-Acylated Pyrimidines in such combination in finished form; and

*	CONFIDENTIAL TREATMENT REQUESTED

(b) In the case of Wellstat means, with respect to compounds that are Acylated Pyrimindines, a trace amount of Non-Acylated Pyrimidine not intended to and unlikely to have any significant therapeutic effect and resulting solely from the inability of Wellstat of its sublicensees acting in a commercially reasonable manner, to produce such a compound free of Non-Acylated Pyrimindes, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Non-Acylated Pyrimidines and Acylated Pyrimidines in such combination in finished form.

1.15 “Person” means any individual, sole proprietorship, partnership, joint venture trust union, unincorporated organization, corporation, limited partnership, limited ability partnership, limited liability governmental agency or department, or other entity or organization.

1.16 “Proprietary Information” means all proprietary information and confidential information owned by, licensed to, or controlled by Wellstat, which may include, but is not limited to, materials, compounds, specifications, chemical formulas, formulations, devices, apparatuses, instrumentation, preparations, processes, methods, assays, data, preclinical and clinical data, laboratory methods, manufacturing and production methods, methods of detection, mechanisms of action, results from on-going investigations, studies, reports or summaries relating to FDA and other regulatory compliance, chemistry, toxicology, pharmacology and pharmacokinetics information, research and development plans, clinical plans and protocols, market research, business plans, sales and marketing information, financial information, technical information, know-how, show-how, and other sensitive business information. Without limiting the breadth of the foregoing, Wellstat specifically considers its Investigators’ Drug brochures, the specifications and particle size of PN401 and unpublished clinical data relating to PN401 to be Proprietary Information. Proprietary Information shall not include: (a) information which at the time of disclosure to Repligen or its Affiliates is in the public domain through no breach of any confidentiality obligation on the part of Repligen or its Affiliates, agents or employees;(provided that information in the public domain as a result of a breach of a confidentiality obligation alleged by Wellstat in the Litigation shall be excluded from definition of Proprietary Information);(b) information which, after disclosure to Repligen or its Affiliates, becomes part of the public domain by publication or otherwise through no act or omission of Repligen or its Affiliates, agents or employees (c) information received by Repligen or its Affiliates from a third party who did not receive such information under an obligation of confidentiality to Wellstat or its Affiliates; (d) information which is required to be disclosed by Repligen to comply with applicable laws or regulations, provided that Repligen provides prior written notice of such disclosure to Wellstat and takes reasonable and lawful actions to avoid and minimize the degree of such disclosure, including, without limitation, seeking confidential treatment from the applicable governmental or regulatory authority; or (e) information that Repligen can establish by written records was in its possession at the time of disclosure to Repligen or its Affiliates; provided, that (i) the exception described in subparagraph (e) does not apply to information received by Repligen or its Affiliates, agents or employees as a result of the Litigation or to information relating to Acylated Pyrimidines that Repligen or its Affiliates, agents or employees previously has received from Wellstat or the Regents or either of their Affiliates, agents or employees and (ii) Proprietary Information shall not be deemed to be in the

*	CONFIDENTIAL TREATMENT REQUESTED

public domain merely because part of such Proprietary Information is embodied in general disclosures or because individual features, components or combinations of such Proprietary Information are now or become known to the public.

1.17 “PTO” means the United States Patent and Trademark office.

1.18 “Purine Autism” refers to the condition in which patients have elevated purine levels (as addressed in the Page Applications) and “hyperuricosuric autism” as used in the November 2000 License Agreement.

1.19 “Regents Inventor” means, with respect to a claim, Naviaux, Dr. Theodore Page (“Page”), or any Person who is obliged to assign rights in the invention disclosed in such claim to the Regents other than pursuant to Section 3 of the Regents/Wellstat Settlement Agreement, and shall expressly exclude von Borstel and Dr. Joel Saydoff.

1.20 “Regents/ Repligen Settlement Agreements” means that certain Regents/Repligen Settlement Agreement by and between the Regents, Repligen and Naviaux dated as of even date herewith.

1.21 “Regents Wellstat License Agreement” means that certain License Agreement by and between Wellstat and the Regents dated as of even date herewith

1.22 “Regents Wellstat Settlement Agreement” means that certain Regents/Wellstat Settlement Agreement by and between Wellstat, the Regents, Naviaux and von Borstel dated as of even date herewith

1.23 “Regents Released Parties” means any or all of (a) Repligen (b) the current former Affiliates of Repligen, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b), and (c) of this Section.

1.24 “Resolution Documents” means this Agreement the Regents/Wellstat Settlement Agreement, the Regents/Repligen Settlement Agreement, the Regents/Wellstat License Agreement and each of the Amended Repligen Licenses.

1.25 “Term Effective Date” means July 11, 2003.

1.26 “Third Party Investor” means Deborah Brewer or Charles Moseley.

1.27 “von Borstel Applications” means U.S. Applications Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516 and any continuing applications thereof, including continuations, division, substitutions, continuations-in-part and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excludes U.S. Patent No 6,472,378.

*	CONFIDENTIAL TREATMENT REQUESTED

1.28 “Wellstat Inventor” means with respect to a claim, von Borstel or any Person who is obliged to assign rights in the invention disclosed in such claim to Wellstat or one or more of its Affiliates other than pursuant to Section 3 of the Regents/Wellstat Settlement Agreement and shall expressly exclude Naviaux, Page, Deborah Brewer and Charles Moseley.

1.29 “Wellstat Released Parties”. Means any or all of (a) Wellstat, (b) the current and former Affiliates of Wellstat, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including von Borstel.

2. Patent Arbitration.

2.1 The Patent Arbitrator shall be selected pursuant to the terms of the Regents/Wellstat Settlement Agreement. Repligen hereby consents to the patent arbitration procedures set forth in Section 2 of the Regents/Wellstat Settlement Agreement and agrees to cooperate, to the extent necessary, with Wellstat and the Regents to conduct the patent arbitration and to carry out the determinations of the Patent Arbitrator with respect to inventorship of each claim of the Naviaux Applications, the von Borstel Applications and, if a review of the Page Applications is requested, the Page Applications; provided that Repligen shall only be permitted to participate as a party to any such arbitration to the extent that the inventorship of the Page Applications is being determined.

2.2 As set forth in the Regents/Wellstat Settlement Agreement, within five (5) days following the Effective Date, the Regents will provide Repligen and Wellstat with all documents relating to the inventorship review that the Regents conducted with respect to the Page Applications. If either Repligen or Wellstat is not satisfied with any aspect of that analysis, either Party, may request, by providing written notice to the other Party, that the Patent Arbitrator conduct a de novo review to identify the inventors of each of the claims in the Page Applications. This request shall be made not later than the earlier to occur of (a) fifteen (15) days after the selection and confirmation of the Patent Arbitrator’s ability to serve as the Patent Arbitrator or (b) one hundred and eighty (180) days after receipt of the documents referred to in this Section 2.2. Procedures for arbitration of the inventorship of the claims in the Page Applications shall be substantially similar to those set forth in Section 2 of the Regents/Wellstat Settlement Agreement and, to the extent that the Page Applications are a subject of such patent arbitration, Repligen, Deborah Brewer, and Charles Moseley shall be notified and permitted to participate in such patent arbitration at its own expense. The Party requesting the review by the Patent Arbitrator shall pay the fees and expenses of the Patent Arbitrator; provided that if both Repligen and Wellstat request such review, the fees and expenses of the Patent Arbitrator shall be shared equally by Repligen and Wellstat.

3. Ownership and Patent Rights.

3.1 Page Applications.

3.1.1 If the Patent Arbitrator reviews the inventorship of the Page Applications and determines that the inventors identified in the Page Application are incorrect in any way,

*	CONFIDENTIAL TREATMENT REQUESTED

then Repligen shall use its best efforts to take the necessary steps to have the inventorship amended to reflect the determination of the Patent Arbitrator. The Parties hereby acknowledge that the Regents’ ability to grant Wellstat an exclusive license under any claims in the Page Applications may be subject to the appropriate adjustment of Repligen’s contractual obligations to Deborah Brewer and Charles Moseley (and/or the assignment of such obligations to Wellstat) to reflect the fact that Repligen will not be commercializing Acylated Pyrimidines, and the Parties will work in good faith to effectuate such adjustment or assignment promptly.

3.1.2 If the Patent Arbitrator determines that either Deborah Brewer of Charles Moseley is an inventor on one or more of the claims in the Page Applications or if no review of the Page Applications is requested, then Repligen shall agree to assign to Wellstat all of its rights relating to Acylated Pyrimidines (including Permitted Impurities as defined in Section 1.14 (b) under Repligen’s Patent Purchase Agreement between Repligen and Deborah Brewer dated October 12, 2000 (the “Brewer Patent Purchase Agreement”) and the Patent Purchase Agreement between Repligen and Charles Moseley dated October 12, 2000 (the “Moseley Patent Purchase Agreement”) attached hereto as Exhibits B and C. To the extent that Wellstat is practicing the claims in the Page Applications that cover the use of Acylated Pyrimidines for which Deborah Brewer is determined to be an inventor, Wellstat will assume Repligen’s obligations to pay all Milestone Payments and Royalty Payments, as defined in the Brewer Patent Purchase Agreement. To the extent that Wellstat is practicing the claims in the Page Applications that cover the use of Acylated Pyrimindines for which Charles Moseley is determined to be an inventor, Wellstat will assume Repligen’s obligations to pay all Milestone Payments and Royalty Payments, as defined in the Moseley Patent Purchase Agreement. Repligen shall give Deborah Brewer and Charles Moseley prompt notice of any such intent to assign the Patent Purchase Agreement and Repligen shall seek their written consent to such assignment.

3.1.3 In the event that Repligen’s contractual obligations with Deborah Brewer or Charles Moseley prevent or delay the Regents granting to Wellstat an exclusive license to the patent rights arising out of the Page Applications, Repligen hereby consents to the co-exclusive (solely with Repligen) license under the patent rights arising out of the Page Applications granted by the Regents to Wellstat pursuant to the Regents/Wellstat License Agreement.

3.1.4 If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator determines that Deborah Brewer or Charles Moseley is an inventor on one or more of the claims in the Page of Applications or if no review of the Page Applications is requested, then the prosecution of the Page Applications shall continue to be controlled by Repligen and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s decision shall be shared as set forth in Section 3.4.3. If, however, the Patent Arbitrator determines that neither Deborah Brewer or Charles Moseley is an inventor on any claim in the Page Applications, then the prosecution of the Page Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the Patent Arbitrator’s decision shall be shared as set forth in Section 3.4.3.

*	CONFIDENTIAL TREATMENT REQUESTED

3.2 Naviaux Applications.

3.2.1 If the Patent Arbitrator determines that no Wellstat Inventor is an inventor on even a single claim in the Naviaux Applications, the prosecution of the Naviaux Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Naviaux Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 3.4.3

3.2.2 If the Patent Arbitrator determines that (a) Wellstat Inventor is an inventor on one or more of the claims in the Naviaux Applications and (b) either a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the Naviaux Applications, then the prosecution of the Naviaux Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Naviaux Applications and patents resulting therefrom (including attorneys fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 3.4.3 If the Patent Arbitrator determines that Wellstat Inventor(s) are the sole inventor(s) on any of the claims in the Naviaux Applications that are to owned jointly the Regents and Wellstat pursuant to the Regents/Wellstat Settlement Agreement, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claim are so separated, notwithstanding the first sentence of this Section 3.2.2, the prosecution of all such claims and separate applications shall be controlled by Wellstat and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications (and patents issuing therefrom) incurred after the date of the Patent Arbitrator’s determination shall be borne by Wellstat alone as set forth in Section 3.4.3

3.2.3 If the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims in the Naviaux Applications, then Repligen shall no longer have any rights and shall be released from any and all obligations under the December 2000 License, as amended.

3.3 Von Borstel Applications.

3.3.1 If the Patent Arbitrator concludes that (a) Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the von Borstel Applications and (b) a Wellstat inventor is an inventor on one or more of the claims of such application, then the claims in the von Borstel Applications will be included in the Amended Repligen Licenses, except to the extent that such claims cover the use of Acylated Pyrimidines in weight percentages greater that a Permitted Impurity as defined in the Amended Repligen Licenses during the period prior to termination of the Regents/Wellstat License Agreement. Subject to the following sentences of this Section 3.3.1, in such case, prosecution of the von Borstel Application shall continue to be controlled by Wellstat and all costs of Patent Prosecution of the von Borstel Applications and the patents resulting there from (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 3.4.3. If the Patent Arbitrator determines that Regents Inventor(s) and/or Third Party Inventor(s) are the only inventor(s) on any of the claims in the von Borstel Applications that are to be jointly owned by the Regents and Wellstat pursuant to the Regents/Wellstat Settlement Agreement, then to the extent reasonably practicable, such claims shall be separated into one or more continuation

*	CONFIDENTIAL TREATMENT REQUESTED

applications. Regardless of whether such claims are so separated, notwithstanding this Section 3.3.1, the prosecution of all such claims shall be controlled by the Regents and all costs (including attorneys’ fees) of Patent Prosecution of such claims and continuation applications (and patents issuing therefrom) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 3.4.3.

3.3.2 If the Patent Arbitrator determines that Regents Inventors and/or Third Party Inventors are the only inventors on all of the claims in the von Borstel Applications, then such claims will be included in the Amended Repligen Licenses, except to the extent that such claims cover the use of Acylated Pyrimidines in weight percentages greater than a Permitted Impurity as defined in the Amended Repligen Licenses during the period prior to termination of the Regents/Wellstat License Agreement. In such case, prosecution of the von Borstel Applications shall be controlled by the Regents, and all costs of Patent Prosecution of the von Borstel Applications and the patents resulting therefrom (including attorney’s fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 3.4.3.

3.4 Patent Prosecution.

3.4.1 In the event that Wellstat is responsible for Patent Prosecution of the Naviaux Applications or the von Borstel Applications or claims thereof to which Repligen is entitled to a license pursuant to the Amended Repligen Licenses:

3.4.1.1 Wellstat shall provide Repligen with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Naviaux Applications or the von Borstel Applications and Wellstat will also consider in good faith all suggestions of Repligen as to prosecution and extension matters, including scope of claims and patent term, of each application.

3.4.1.2 Wellstat shall prepare, file and prosecute patent applications as to the Naviaux Applications or the von Borstel Applications, as the case may be, and maintain patents issued from such applications in such jurisdiction as Repligen shall request.

3.4.2 In the event that Repligen is responsible for Patent Prosecution of the Page Applications or claims thereof to which Wellstat is entitled to a license:

3.4.2.1 Repligen shall provide Wellstat with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to the Page Applications Repligen shall consider in good faith all suggestion of Wellstat as to prosecution and extension matters, including scope of claims and patent term, of each application.

3.4.2.2 Repligen shall prepare, file and prosecute patent applications as to the Page Applications and maintain patents issued from such applications in such jurisdictions as Wellstat shall request.

*	CONFIDENTIAL TREATMENT REQUESTED

3.4.3 The following terms relate to Patent Prosecution costs:

3.4.3.1 When the Regents is responsible for Patent Prosecution, if Wellstat or Repligen does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country that it is obligated to pay pursuant to Section 3.2.1, Section 3.2.2, Section 3.3.1 or Section 3.3.2, Wellstat or Repligen, as the case may be, shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Regents and to Wellstat or Repligen, as the case may be, and any license that the withdrawing Party had prior to such Withdrawal Notice to any patent rights in country shall thereafter be modified as provided in Section 2.3.5 (c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the withdrawing party shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and Repligen give a Withdrawal Notice to the Regents, the non-withdrawing party(ies) shall remain liable for such costs to the Regents in accordance with Section 5.7 and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and Repligen, the Regents shall, at its sole discretion, have the right but not the obligation to prosecute such patent applications and claims in such patent applications and maintain such patents.

3.4.3.2 When Wellstat is responsible for Patent Prosecution and does not want to be obligated to pay the cost of Patent Prosecution of a patent application or patent in any particular country that it is obligated to pay, Wellstat may elect to withdraw from its Patent Prosecution responsibilities pursuant to Section 5.3 of the Regents/Wellstat Settlement Agreement and shall not, from and after the delivery of notice of such election, be obligated to pay any cost of Patent Prosecution of such patent application or patent in such country. When Repligen is responsible for Patent Prosecution and does not want to be obligated to pay the cost of Patent Prosecution of a patent application or patent in any particular country that it is obligated to pay, Repligen may elect to withdraw from its Patent Prosecution responsibilities pursuant to Section 5.1 (b) (3) of the applicable Amended Repligen License and shall not, from and after the delivery of notice of such election, be obligated to pay any cost of patent Prosecution of such patent application or Patent in such country.

3.4.3.3 When Wellstat or Repligen (the “Prosecuting Party”) is responsible for Patent Prosecution and Repligen (if Wellstat is responsible for Patent Prosecution) or Wellstat (if Repligen is responsible for Patent Prosecution) does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country that it is obligated to pay (the “Withdrawing Party”), the Withdrawing Party shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Prosecuting Party and to the Regents, and any license that the Withdrawing Party had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be modified as provided in Section 2.3.5 (c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the Withdrawing Party shall not be obligated to pay any cost of the Patent Prosecution of such patent application or patent in such country.

3.4.4 If neither the Regents nor Wellstat chooses to prepare, file, prosecute or maintain any patent application or patent that it is responsible for, or with respect to which it has the right to assume responsibility, pursuant to the Regents/Wellstat Settlement Agreement,

*	CONFIDENTIAL TREATMENT REQUESTED

Repligen shall have the right, by notice to the Regents and Wellstat and at its sole cost and expense to step in and take over responsibility for Patent Prosecution of such patent applications or patents in the name and on behalf of the owner(s) thereof to the extent necessary to protect its rights under the Amended Repligen Licenses

3.4.5 The Party responsible for applying for an extension of the term of any patent issuing from such application if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law shall be determined in accordance with Section 5.6 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit F.

3.4.6 The apportionment of costs for the Patent Prosecution of patents and/or patent applications within Patent Rights set forth herein shall be binding between Wellstat and Repligen, but subject to Paragraph 3.4.3 of this Agreement, Wellstat and Repligen shall each be jointly and severally liable to the Regents for any such costs incurred by the Regents after the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement that are obligated to be reimbursed by Wellstat or Repligen. Any such costs shall be paid within thirty (30) days following receipt by the party obligated to pay such costs of an itemized invoice from the party initially incurring such costs. The apportionment of costs for the Patent Prosecution of patents and/or patent applications shall be as follow, regardless of which party controls the prosecution:

Inventorship Determination	Applications for Non- Acylated Pyrimidines Only*	Applications for Acylated Pyrimidines Only*	Any Application Containing Both Acylated & Non- Acylated
If only Regents Inventors and/or Third Party inventors are determined to be the inventors:	Repligen pays 100%	Wellstat pays 100%	Repligen pays 50% Wellstat pays 50%

If only Wellstat Inventors are determined to be the inventors:	Wellstat pays 100%	Wellstat pays 100%	Wellstat pays 100%

If both (i) Regents Inventors and/or Third Party Inventors & (ii) Wellstat Inventors are determined to be the inventors:	Repligen pays 50% Wellstat pays 50%	Wellstate pays 100%	Repligen pays 25% Wellstat pays 75%

*	CONFIDENTIAL TREATMENT REQUESTED

Page Patent Prosecution Cost Sharing

Inventor Determination	Cost Share
If neither Repligen nor Wellstat requests de novo review of Page Application	Repligen pays 75% Wellstat pays 25%

If patent Arbitrator determines Page is the only inventor:	Repligen pays 50% Wellstat pays 50%

If Patent Arbitrator determines page and either Brewer or Moseley are inventors:	Repligen pays 75% Wellstat pays 25%

If Patent Arbitrator determines Brewer and/or Moseley are the only inventors:	Repligen pays 50% Wellstat pays 50%

*	Determined by whether the making (or the use in practicing a claimed method) of Acylated Pyrimidines or Non-Acylated Pyrimidines would literally infringe the claims

4. Permitted Clinical Trials.

4.1 Repligen has the right, but not the obligation, to commence, conduct, and complete the two Permitted Clinical Trials. Each clinical trial will be limited to a maximum of 20 patients (total in each trial) and dosing of patients pursuant to such trial must terminate no later than June 4, 2005.

4.2 Repligen shall use reasonable efforts to ensure that the agreements governing the Permitted Clinical Trials contain confidentiality/non-disclosure provisions and language providing that inventions, innovations, and discoveries arising out of the clinical trials are owned by Repligen or licensed to Repligen with the right to sublicense or that Repligen has an option to obtain a worldwide, royalty-bearing exclusive license to the rights to said inventions, innovations, and discoveries (“Options To License”). Repligen agrees that, to the extent that Repligen acquires intellectual property involving the use of Acylated Pyrimidines in connection with the Permitted Clinical Trials (but not to the extent that Repligen acquires intellectual property involving compounds other than Acylated Pyrimindines), such rights to the use of Acylated Pyrimidines are hereby irrevocably assigned in total, without charge, to Wellstat. Repligen further agrees that, to the extent that Repligen acquired any Option to License intellectual property which includes rights involving the use of Acylated Pyrimidines in connection with the Permitted Clinical trials, such rights are herby irrevocably assigned, without charge, to Wellstat; provided, however, that Repligen shall retain its obligations to any third

*	CONFIDENTIAL TREATMENT REQUESTED

party granting such license. If Wellstat determines to exercise the Option to License with respect to such rights, Wellstat shall negotiate terms for such license directly with the relevant institution conducting the clinical trial and Repligen shall have no role, interest or legal obligation, contractual or otherwise, in any such negotiation, provided, however, that Repligen agrees to cooperate as is reasonably necessary to transfer the Option to License with respect to such rights, including participation as is reasonably necessary relating to a dispute as to the existence or assignability of such Option To License, with respect to such rights.

4.3 Repligen covenants to promptly deliver to Wellstat, without charge, copies of all annual reports submitted to the United States Food and Drug Administration (“FDA”) relating to the Permitted Clinical Trials and any communications with the FDA concerning adverse events relating to the Permitted Clinical Trials.

4.4 Repligen shall not enter into negotiations with any Person or centers regarding participation in the Permitted Clinical Trials, unless Repligen had discussions with that Person regarding participation in one of the Permitted Clinical Trials prior to June 4, 2003.

4.5 Within seven (7) days of the Effective Date, Repligen shall provide Wellstat with complete, unredacted copies of the final versions of the clinical trial agreements governing the Permitted Clinical Trials (or current drafts if final agreements do not yet exist), the operative protocols for the Permitted Clinical Trials (or current drafts if final protocols do not yet exist), and any other executed agreements relating to the Permitted Clinical Trials. Wellstat will maintain these documents pursuant to the “Outside Counsels Only” designation that has been used in the Litigation.

4.6 Repligen will discontinue any clinical trials relating to the use of triacetyluridine or other Acylated Pyrimidines to treat mitochondrial disease other than the Permitted Clinical Trials. Repligen agrees not to engage in any clinical studies involving Acylated Pyrimidines prior to June 4, 2010.

5. Payment. In settlement of all actual and potential claims, counterclaims and cross-claims in the Litigation and in consideration for the restructuring of the contractual arrangements between the parties to the Litigation and the releases set forth below, Wellstat hereby agrees to pay, in lawful currency of the United States of America, a single payment of * to Repligen (the “Payment”). The Payment shall be made by wire-transfer within five (5) business days after the Effective Date.

  The proper wire-transfer information for payment is as follows:

Bank Name:	*
ABA Routing Number:	*
Customer Name:	*
Customer Account Number:	*

With copy of the transaction receipt to:

Repligen Corporation
41 Seyon Street

*	CONFIDENTIAL TREATMENT REQUESTED

Building #1, Suite 100
Waltham, MA 02453
Attention: Vice President, Finance & Administration

Telephone: (781) 250-0111
Telefax: (781) 250-0115

6. Covenants.

6.1 Covenants of Repligen.

6.1.1 Repligen agrees not to commercialize or to collaborate with others to commercialize any product containing, in whole or in part, an Acylated Pyrimidine, prior to the expiration of Wellstat’s last to expire patent on that subject.

6.1.2 Within (30) days of the Effective Date, Repligen will withdraw any orphan drug applications involving Acylated Pyrimidines and any investigational new drug applications (“INDs”) involving the use of Acylated Pyrimidines to treat any condition other than Purine Autism and bipolar disorder/major depression (including, but not limited to, mitochondrial disorders).

6.1.3 Upon the completion of the Permitted Clinical Trials, Repligen will withdraw all drug master files (“DMFs”) involving Acylated Pyrimidines and any remaining INDs involving therapeutic or pharmaceutical uses of Acylated Pyrimidines.

6.1.4 Exhibit D attached hereto identifies all Persons authorized to cross-reference any of the above-described INDs or DMFs. Repligen agrees to withdraw cross reference rights to the bipolar disorder/major depression and Purine Autism INDs and to any DMFs involving Acylated Pyrimidines at the conclusion of the respective Permitted Clinical Trial.

6.1.5 Repligen agrees not to file or cause to be filed any patent applications claiming therapeutic or pharmaceutical uses of Acylated Pyrimidines (other than patent applications prosecuted by or on behalf of Wellstat) prior to June 4, 2010. In the event that Repligen acquires rights in any such intellectual property, Repligen will immediately notify Wellstat of such acquisition and promptly assign such rights to Wellstat, free of charge.

6.1.6 Repligen agrees to enter into (a) the Regents/Repligen Settlement Agreement and (b) the Amended Repligen Licenses. Under the Amended Repligen Licenses, Repligen will maintain its exclusive licenses of the Regents’ rights to any claim invented solely by Regents Inventors and/or third Party Inventors with respect to compounds other than Acylated Pyrimidines. In the event that either or both of the Amended Repligen Licenses terminate for any reason, Repligen hereby consents to the grant by the Regents to Wellstat and its Affiliates of all license rights formerly granted to Repligen under the terminated license or licenses, subject to sublicenses granted by Repligen prior to such termination that survive such termination.

*	CONFIDENTIAL TREATMENT REQUESTED

6.2 Covenants of Wellstat and Repligen.

6.2.1 Each of Repligen and Wellstat covenants not to initiate voluntarily any lawsuit, administrative action, or other proceeding that seeks to invalidate, oppose, challenge, annul, or provoke reexamination of the Naviaux Applications, the Page Applications or the von Borstel Applications; provided that Repligen and Wellstat are each permitted to participate in (a) the patent arbitration proceeding set forth in Section 2 above and (b) any interference declared by the PTO or its international equivalents. The Parties agree that ownership of any patent applications(s) subject to an interference will follow the determination, if any, of the PTO or its international equivalent or any other authority. The Parties agree to seek an early settlement of any such interference.

6.2.2 To the extent that either Wellstat or Repligen controls the prosecution of any of the Naviaux Applications, the Page Applications or the von Borstel Applications in which the other Party has license rights or ownership rights, the Party prosecuting such applications covenants to act in good faith to protect the interests of the other Party and to use diligent efforts to prosecute such applications.

6.3 To the extent that either Wellstat or Repligen is a party to a lawsuit (the “Initial Party”) against a third party involving claims of infringement, validity or enforceability of a patent arising out of any of the Naviaux Applications, the von Borstel Applications or the Page Applications, the other Party to this Agreement (the “Cooperating Party”) covenants to cooperate in good faith regarding such claims. If the Cooperating Party is determined by the Court be an indispensable party for purposes of the lawsuit, then upon written request by the Initial Party, the Cooperating Party shall voluntarily appear and participate in the lawsuit, at its election with or without separate counsel of its own choosing, and may further elect to have all fees and expenses paid by the Initial Party. All recoveries by the Initial party and/or the Cooperating Party shall belong exclusively to the Initial Party in actions in which all fees and expenses are borne by the Initial Party. In actions where the Cooperating Party elects to bear all of its own fees and expenses, both Parties in good faith shall seek entry of separate judgment(s) and any recoveries therein shall be shared (a) in accordance with any separate judgments(s) rendered in the action or (b) if no separate judgment(s) is/are rendered in the action, then as determined by the parties (or, absent agreement, by an arbitrator_) after reimbursement from the collective recovery of all reasonable fees and expenses incurred by both Parties. Nothing in this section 6.2.3 shall obligate Wellstat to grant to Repligen or to refrain from granting to any third party any of its right under the Naviaux Applications, the von Borstel Applications or the Page Applications

7. Representations and Warranties.

7.1 Representations and Warranties of Repligen. Repligen represents and warrants that:

7.1.1 The only INDs involving Acylated Pyrimidines with which it is involved and that have been submitted to the FDA are for the use of RG2133 in Purine Autism, bipolar disorder/major depression, and mitochondrial disease. To the extent Repligen has submitted any other INDs relating to Acylated Pyrimidines, Repligen has identified them on Exhibit E attached hereto. Repligen represents and warrants that it has identified all INDs, DMFs and orphan drug applications involving Acylated Pyrimidines that it has submitted to the FDA.

*	CONFIDENTIAL TREATMENT REQUESTED

7.1.2 Repligen presently has no rights or other legal interests in any patent applications or other intellectual property covering or relating to Acylated Pyrimidines other than its interests in the Page Applications, the Naviaux Applications and the von Borstel Applications, to the extent determined pursuant to the patent arbitration described in Section 2 of the Regents/Wellstat Settlement Agreement, all as modified by the Amended Repligen Licenses and subject to its contracts with Deborah Brewer and Charles Moseley, and any intellectual property arising out of the Permitted Clinical Trials, subject to the provisions of Section 4 herein.

7.1.3 Repligen has not licensed, transferred, or assigned to any third party any rights in inventions, innovations, and discoveries involving the use of Acylated Pyrimidines for therapeutic or pharmaceutical purposes (other than rights licensed, transferred, or assigned to the Regents).

7.1.4 Other than the November 2000 License, the December 2000 License and the Amended Repligen Licenses, Repligen has no other agreement or arrangement with the Regents relating to Acylated Pyrimidines.

7.1.5 Repligen has the full right, power and authority to enter into this Agreement and perform it obligations under this Agreement. This Agreement has been duly executed and delivered by Repligen and constitutes the valid and binding obligation of Repligen, enforceable against Repligen in accordance with its terms

7.1.6 Prior to September 2, 2003, Repligen ceased all discussions, negotiations, and drafting of contracts relating to participation in the Permitted Clinical Trials. Any centers not signed up by September 2, 2003, are excluded from the Permitted Clinical Trials.

7.2 Representations and Warranties of Wellstat. Wellstat represents and warrants that:

7.2.1 Wellstat does not have any pending patent applications that it believes contain claims on which either Naviaux or Page is an inventor; provided that, because the inventorship of the claims in the von Borstel Applications will be determined pursuant to the arbitration described in Section 2 above, this representation and warranty is not intended to apply to the von Borstel Applications.

7.2.2 Wellstat has the full right, power and authority to enter into this Agreement and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by Wellstat and constitutes the valid and binding obligation of Wellstat, enforceable against Wellstat in accordance with its terms.

8. Release and Covenant not to Sue.

8.1 Upon the Term Sheet Effective Date, in consideration of mutual releases, covenants, licenses, agreements, rights and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Repligen and its predecessors, successors,

*	CONFIDENTIAL TREATMENT REQUESTED

heirs, and past, present and future officers, directors, agents and employees, hereby release, acquit and forever discharge each of the Wellstat Released Parties and from all Actions and Claims.

8.2 Upon the Term Sheet Effective Date, in consideration of mutual releases, covenants, licenses, agreements, rights and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wellstat and is predecessors, successors, heirs, and past, present and future officers, directors, agents and employees, (including, without limitation, von Borstel) hereby release, acquit and forever discharge each of the Repligen Released Parties and Repligen Third Party Releasees from all Actions and Claims.

8.3 Each Party, for itself, agrees and covenants that such Party shall not, directly or indirectly, bring, commence, initiate, institute, maintain or prosecute any Actions and Claims against any Person or other entity that such Party has released pursuant to this Agreement for any matters that such Party has released pursuant to this Agreement and any such Person or entity so released may plead this Agreement as a full and complete defense against any Action and Claim brought against such Person or other entity in violation of the terms of this Section 8.

8.4 THE PARTIES ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY THEIR LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS: “ A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.” THE PARTIES, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS THEY MAY HAVE THEREUNDER, AS WELL UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT. The Parties acknowledge that there is a risk that subsequent to the execution of this Agreement, one or more of them may incur or suffer loss, damages or injuries in some way caused by the matters covered by the aforementioned releases, but which are unknown or unanticipated at the time this Agreement is executed. The Parties hereby assume this risk and understand that the releases herein shall apply to all unknown or unanticipated Actions and Claims (as previously defined), as well as those known and anticipated.

8.5 Nothing in this Section 8 shall prevent or otherwise restrict any Party from enforcing the terms of this Agreement.

8.6 Nothing in this Agreement (other than the Regents/Wellstat Settlement Agreement which is incorporated herein by reference) shall be construed to do either of the following

8.6.1 Limit the ability of Repligen to bring an action against Wellstat for infringement of the rights owned or controlled by Repligen arising from the Page Applications, Naviaux Applications, or von Borstel Applications, to the extent determined pursuant to the patent arbitration described in Section 2 of the Regents/Wellstat Agreement, all as modified by the Amended Repligen Licenses, or any other patent or intellectual property rights owned or

*	CONFIDENTIAL TREATMENT REQUESTED

licensed by Repligen. Furthermore, nothing in this Agreement shall be construed as a grant by Repligen or an obligation on the part of Repligen to grant to Wellstat a license under any of Repligen’s rights in the Naviaux Applications, the von Borstel Applications, the Page Applications or any other patent or intellectual property rights owned or licensed by Repligen, except as expressly set forth herein.

8.6.2 Limit the ability of Wellstat to bring an action against Repligen for infringement of the rights owned or controlled by Wellstat arising from the Naviaux Applications, the von Borstel Applications or the Page Applications, to the extent determined pursuant to the patent arbitration described in Section 2 of the Regents/Wellstat Settlement Agreement, all as modified by the Amended Repligen Licenses, or any other patent or intellectual property rights owned or licensed by Wellstat. Furthermore, nothing in this Agreement, shall be construed as a grant by Wellstat, or an obligation on the part of Wellstat to grant, to Repligen a license under any of Wellstat’s rights in the Naviaux Applications, the von Borstel Applications, the Page Applications or any other patent or intellectual property rights owned or licensed by Wellstat, except as expressly set forth herein.

9. Confidentiality.

9.1 Neither Party shall make any disclosure, public announcement or other publication regarding the Term Sheet or this Agreement, without the prior, written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that either Party may disclose, to the extent required, the terms and conditions of the Term Sheet or this Agreement (a) as required, in the reasonable judgment of the Party disclosing, by any court, administrative agency, or other governmental body, after making all reasonable efforts to protect the confidentiality thereof and providing reasonable prior notice to the other party, (b) as otherwise required by law or regulation (including the disclosure requirements of the U.S. Securities and Exchange Commission, the NASDAQ Market System or any stock exchange on which securities issued by a Party are traded) in the reasonable judgment of the Party disclosing after making all reasonable efforts to protect the confidentiality thereof and providing reasonable prior notice to the other Party, that is timely under the circumstances, (c) in confidence, to legal counsel, accountants, banks, and financing sources and their advisors, (d) in confidence, in connection with the enforcement of the Term Sheet or this Agreement or rights under this Agreement, or (e) in confidence, in connection with an actual or proposed merger, acquisition or substantial business transaction.

9.2 Repligen will not disclose or provide Proprietary Information, to any, employee, Affiliate, sublicensee, consultant, agent or other Person who does not have a need to know provided that Repligen may disclose Proprietary Information required to be disclosed by law or regulation (including the disclosure requirements of the U.S. Securities and Exchange Commission, the NASDAQ Market System or any stock exchange on which securities issued by a Party are traded) after making all reasonable efforts to protect the confidentiality thereof and providing reasonable prior notice to Wellstat. Any disclosure of Proprietary Information made pursuant to a requirement under law or regulation shall not in and of itself be deemed to put information in the public domain, except to the extent provided by the law or regulation under which the disclosure is made.

*	CONFIDENTIAL TREATMENT REQUESTED

9.3 All obligations of confidentiality imposed under Sections 9.1 and 9.2 shall expire seven (7) years from the Effective Date of this Agreement.

9.4 All documents, testimony, written discovery, and other discovery materials exchanged by the parties during the Litigation will be maintained as confidential. All documents that are subject to the protective order and/or filed under seal will be maintained in the strictest confidence. Notwithstanding the first sentence of paragraph 29 of the protective order, the protective order shall be deemed to remain in full force and effect until final resolution of the patent arbitration contemplated by Section 2 or, if later, final resolution of any other arbitration(s) or mediation(s) which may be commenced in accordance with the Resolution Documents prior to final resolution of the patent arbitration, including without limitation, any action to enforce the Patent Arbitrator’s final determination, ruling or award. At the aforementioned time, all documents designated by the disclosing party under the protective order will be returned, destroyed or otherwise handled in accordance with protective order. The Parties agree to maintain and handle all evidence provided to the patent arbitrator and all interviews pursuant to Section 2.6.4 of the Regents/Wellstat Settlement Agreement in accordance with the protective order. Documents and materials required to be provided to the PTO or other governmental agency may be disclosed to such agency.

10. Arbitration.

10.1 Except as set forth in Section 2, the Parties agree that any controversy or claim relating to or arising out of their prior dealings, this Agreement or the intellectual property involved in the Litigation (any such controversy or claim being referred to in this Section 10 as a “dispute”) will be resolved through binding arbitration under the Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Commercial Disputes of the American Arbitration Association (“AAA”), as modified by any other instructions that the Parties may agree upon at the time or herein.

10.1.1 A Party may submit such dispute to arbitration by notifying the Party to which the dispute relates in writing. The Party submitting such dispute shall include in such notice a reasonably detailed summary of the dispute. Within thirty (30) days after receipt of such notice, the Parties involved in the dispute shall designate in writing a single arbitrator to resolve the dispute; provided, however, that if the Parties to the dispute cannot agree on an arbitrator within such thirty (30) day period, the arbitrator shall be selected in accordance with the procedures set forth in the AAA rules. If the issues to be arbitrated relate in any way to a dispute between the Parties relating to intellectual property issues, the arbitrator shall be a well-respected current or former member of the patent bar. With regard to any other dispute, the arbitrator shall be a lawyer or former judge knowledgeable and experienced in the law concerning the subject matter of the dispute. Any arbitrator shall be neutral and shall not be an Affiliate, employee, consultant, officer, director or stockholder of any Party. The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all Parties to the dispute. All rulings of the arbitrator shall be in writing and shall be delivered to the Parties to dispute.

10.1.2 The Parties agree that time is of the essence in any arbitration conducted pursuant to this Section 10 and that any such proceeding shall be as expedited as possible under the circumstances.

*	CONFIDENTIAL TREATMENT REQUESTED

10.2 The site of arbitration will be New York, New York, or such other location as the Parties shall mutually agree. Notwithstanding the foregoing, in the event that (i) the Amended Repligen Licenses, the Regents/Repligen Settlement Agreement, the Regents/Wellstat License Agreement or the Regents/Wellstat Agreement are at issue in the arbitration and (ii) the Regents are a party to the arbitration, the site of arbitration will be in San Diego, California. The laws of the United Stats shall apply to any patent law issues to be arbitrated, and the substantive law of the State of California shall apply to all other issues, unless the Parties have contractually agreed to the application of the law of a different jurisdiction. Any arbitration award may be entered in and enforced by a court in accordance with Section 12.6

10.3 Each Party shall bear its own fees and expenses with respect to the arbitration and any proceeding related thereto and the Parties to the dispute shall share equally the fees and expenses of the AAA and the arbitrators.

10.4 Nothing in this Section 10 shall be construed as limiting in any way the right of a Party (a) to bring an action to enforce an arbitration award issued pursuant to this Section 10; (b) to seek a temporary restraining order or preliminary injunction with respect to any actual or threatened breach of this Agreement or (c) to bring an action in aid of arbitration in a court in accordance with Section 12.6.

11. Miscellaneous.

11.1 Further Assurances. Each Party agrees to cooperate with the other Party as reasonably requested by such other Party in order to effectuate the provisions of this Agreement. Such cooperation shall include, without limitation, (a) taking any and all actions with regard to the PTO or any foreign equivalent to ensure that the inventorship of all claims in the patent applications that are subject to the patent arbitration set forth in Section 2 of this Agreement and Section 2 of the Regents/Wellstat Settlement Agreement is accurately reflected in the files of the PTO and any foreign equivalent; (b) transitioning any files, data or other information to any Party preparing, filing, prosecuting or maintaining any patent or patent application pursuant to Section 3; and (c) with respect to Repligen, promptly assigning to Wellstat any and all intellectual property rights now existing or acquired in the future covering or relating to Acylated Pyrimidines as required pursuant to Section 4 and Section 6. Any such cooperation may also include, without limitation, signing all papers, to be filed with the PTO and/or any foreign equivalent including, patent applications, copyright applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, that any Party may deem necessary or desirable in order to effectuate the provisions of this Agreement.

11.2 Permitted Impurity Each of the Parties understands and agrees that any covenants, representations or warranties of Repligen herein relating to Acylated Pyrimidines do not apply to Permitted Impurity.

11.3 Payment of Costs. Each of the Parties understand and agree that each shall be responsible for the payment of its attorneys’ fees and costs incurred in connection with the Litigation, including negotiating, drafting and executing the Term Sheet and this Agreement and any other agreements and documents related to the settlement of the Litigation.

*	CONFIDENTIAL TREATMENT REQUESTED

11.4 Waiver of Breach or Violation Not Deemed Continuing. The waiver by either Party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

11.5 Notices. All communications among the Parties with respect to any provisions of this Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one Party to all other Parties by notice pursuant hereto, by (a) personal delivery (which shall be deemed received when delivered), (b) reputable express courier (which shall be deemed received when delivered), (c) prepaid, certified mail (which shall be deemed received by the other Parties on the fifth (5th) business day following deposit in the U.S. mail), or (d) facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation in the case of clause (d) by prepaid certified mail, given by the close of business on or before the next following business day.

If to Repligen:

Repligen Corporation
41 Seyon St
Building #1, Suite 100
Waltham, MA 02453
Attn: Vice President, Finance & Administration

Facsimile: 781-250-0115

If to Wellstat:	With a Copy to:

Wellstat Therapeutics Corporation	Wellstat Therapeutics Corporation
930 Clopper Road	930 Clopper Road
Gaithersburg, MD 20878	Gaithersburg, MD 20878
Attn: Samuel J. Wohlstadter	Attn: Legal Department

Facsimile: 240-683-3793	Facsimile: 240-683-3794

11.6 Governing Law. This Agreement shall be interpreted, construed and governed according to the laws of the State of California without regard to its conflict of laws rules.

11.7 Jurisdiction. The Parties irrevocably submit to the nonexclusive jurisdiction of the Superior Court of the State of California, County of San Diego (the “Court”) for purposes of any action, suit or other proceeding in aid of arbitration or to enforce an arbitration award obtained in accordance with Section 2 or Section 10. The Parties irrevocably submit to the exclusive jurisdiction of the Court for the purposes of actions seeking a temporary restraining order or preliminary injunction with respect to any actual or threatened breach of this Agreement; however, this submission to jurisdiction is subordinate to the parties’ obligation to arbitrate disputes as provided in Section 10, except in the event that a delay caused by submission to arbitration would result in substantial prejudice to a party’s rights. In addition, each Party agrees not to raise any objection at any time to the laying or maintaining of venue of any such action, suit or proceeding in the Court, irrevocably waives any claim that such action,

*	CONFIDENTIAL TREATMENT REQUESTED

suit or proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction of such Party

11.8 Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

11.9 Entire Agreement. This Agreement, and the other Resolution Documents contain the entire understanding and agreement between the Parties with regard to the subject matter hereof, and are intended to settle any and all disputes relating to the matters as set forth herein. The exhibits to this Agreement are incorporated herein by reference. This Agreement and the other Resolution Documents supercede any prior understandings or agreements regarding the subject matter hereof, including, without limitations, the Term Sheet, and there are no representations. Agreements, arrangements, or understandings, oral or written, that set forth the terms of this Agreement which are not fully expressed herein. Each of Wellstat and Repligen has reviewed and is familiar with each of the Resolution Documents and has had the opportunity to confer with counsel of its choice with respect to the effect on its rights and obligations, both direct and indirect, of each such agreement. Each of the Parties hereto acknowledges that the terms of the Amended Repligen Licenses shall survive the execution of this Agreement.

11.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

11.11 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. Furthermore, if any of the terms set forth in this Agreement fails to comply with all applicable laws, statutes and regulations, or is void as against public policy or otherwise unenforceable (or render any other provision illegal, against public policy or unenforceable), the Parties will negotiate in good faith to revise such terms and to renegotiate such other terms that fairly relate to the problematic terms.

11.12 Independent Contractors. Nothing herein contained shall constitute this a joint venture agreement or constitute either Party as the partner, principal or agent of the other, this being an Agreement between independent contracting entities. No party shall have the authority to bind the other in any respect whatsoever. Except as expressly provided herein, nothing contained in this Agreement shall be construed as (a) conferring any right on either Party to use any name, trade name, trademark or other designation of the other Party hereto, unless the express, written permission of such other Party has been obtained or (b) creating any license rights between the Parties hereto.

11.13 Modifications; Waivers. No change, modification, extension, termination or waiver of any obligation, term or provision contained herein shall be valid or enforceable unless same is reduced to writing and signed by a duly authorized representative of each of the Parties to be bound hereby. No waiver of any right in any one instance shall constitute a waiver of that right or of any other right in other instances under this Agreement.

*	CONFIDENTIAL TREATMENT REQUESTED

11.14 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns; provided, however, that except for assignments or delegations to Affiliates of a party (which shall not release such party from any of its rights or responsibilities hereunder), or as part of the transfer of all or substantially all assets of the business to which this Agreement relates to a single buyer or pursuant to a merger, sale of all or substantially all of such Party’s stock or any similar transaction, No Party shall assign or delegate any of its rights or obligations hereunder at any time without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld.

11.15 Affiliates. Each of Wellstat and Repligen may perform its obligations hereunder personally or through one or more Affiliates, although each such Party shall nonetheless be solely responsible for the performance of its Affiliates. No Party shall permit any of its Affiliates that it controls to commit any act (including any act of omission) which such Party is prohibited hereunder from committing directly.

[Remainder of Page Intentionally Left Blank]

*	CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and acknowledge this Agreement as of the date first written above.

REPLIGEN

Repligen Corporation,
a Delaware corporation

By:	/s/ Walter Herlihy
Walter Herlihy
Its:	Authorized Officer

Date:	November 15, 2004

WELLSTAT

Wellstat Therapeutics Corporation,
a California corporation

By:	/s/ Nadine Wohlstadter
Nadine Wohlstadter
Its:	Authorized Officer

Date:	November 15, 2004

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

AMENDED REPLIGEN LICENSES

AMENDMENT TO THE LICENSE AGREEMENT

BETWEEN REPLIGEN CORPORATION AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR CASE NO. SD 2000-166

“TREATMENT FOR

HYPERURICOSURIC AUTISM”

THIS AMENDMENT (“Amendment”) is made by and between Repligen Corporation, a Delaware corporation having an address at 41 Seyon Street, Building #1, Waltham, Massachusetts 02453 (“Repligen” or “LICENSEE”) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“The Regents” or “UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”). Repligen and The Regents are each referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

This Agreement is effective on the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents (as defined below) (“Effective Date”).

RECITALS

WHEREAS, the Parties entered into a License Agreement, effective November 28, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 2000-166 ‘Treatment for Hyperuricosuric Autism,’” which is attached hereto as Exhibit A (the “License Agreement”), pursuant to which Repligen obtained certain rights from The Regents for commercial development, use, and sale of the inventions disclosed in UCSD Case Docket No. SD 2000-166, naming Theodore Page, Ph.D (“Page”) as inventor, in return for good and valuable consideration as described therein; and

WHEREAS, Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”) brought suit against The Regents, Dr. Robert Naviaux (“Naviaux”) and Repligen in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and The Regents and Naviaux filed counterclaims against Wellstat and Dr. Reid von Borstel (“von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

WHEREAS, Wellstat, von Borstel, The Regents, Naviaux and Repligen participated in mediation conducted in San Diego, California from May 27 to June 3, 2003; and

*	CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”) and certain terms of which were implemented in, and which in its entirety was superceded by, a Settlement Agreement of even date herewith, by and between Wellstat, von Borstel, The Regents and Naviaux (“Regents/Wellstat Settlement Agreement”), in a Settlement Agreement of even date herewith, by and between The Regents and Repligen (“Regents/Repligen Settlement Agreement”), and in a Settlement Agreement of even date herewith, by and between Wellstat and Repligen (“Wellstat/Repligen Settlement Agreement”);

WHEREAS, the Parties hereto wish to amend the License Agreement with Repligen agreeing to relinquish certain rights granted by The Regents therein in return for good and valuable consideration;

WHEREAS, the Parties recognize that, while certain issues with respect to inventorship shall remain uncertain until the completion of the Patent Arbitration, this Amendment shall nonetheless be effective as of the Effective Date; and

WHEREAS, in view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to amend the License Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the promises and agreements contained within the License Agreement and this Amendment, and other good and valuable consideration (as described in Article 4 of the Regents/Repligen Settlement Agreement; Article 4 is reproduced here as Exhibit B), the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	The first Recital is hereby amended to read:

WHEREAS, the inventions claimed in the Patent Rights (as defined below) shall be referred to herein as the “Inventions.”

2. The second Recital is hereby deleted in its entirety.

3. Definitions. For purposes of this Amendment, each of the following terms or phrases shall have the meaning ascribed thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

4. Paragraph 1.6 is hereby amended to read:

1.6	“Patent Rights” means all rights under patent laws anywhere in the world in and to (i) the Naviaux/Page Invented Claims and the Jointly Invented Claims of the Page Applications that, as a result of the Patent Arbitration, become or remain owned by UNIVERSITY (either solely or jointly with Wellstat and/or LICENSEE), in the event that the Page Applications are subject to Patent Arbitration, (ii) all of the claims of the Page Applications, in the event that the Page Applications are not subject to Patent Arbitration.

*	CONFIDENTIAL TREATMENT REQUESTED

5. Paragraph 1.8 is hereby deleted in its entirety.

6. Paragraph 1.9 of the License Agreement is hereby amended to read:

1.9	“Licensed Product” means compounds that are not Acylated Pyrimidines, in combination with or not in combination with a Permitted Impurity, that are used to practice any Licensed Method.

7. Paragraph 1.11 of the License Agreement is hereby amended to read:

1.11	“Patent Costs” means all out-of-pocket expenses for the Patent Prosecution of all United States and foreign patents included in the Page Applications.

8. Paragraph 1.14 is hereby amended to read:

1.14	“Pro-Neuron” means any or all of: (i) Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”), (ii) any entity which is a successor to Wellstat, and (iii) any company acquiring assets from Wellstat wherein said assets are inclusive of rights that overlap or conflict with Patent Rights.

9. Paragraph 1.15 is hereby added to the License Agreement to read:

1.15	“Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

10. Paragraph 1.16 is hereby added to the License Agreement to read:

1.16	“Jointly Invented Claims” means those claims within the Page Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented jointly by (a) one or more Wellstat Inventors and (b) one or more Regents Inventors and/or one or more Third Party Inventors.

*	CONFIDENTIAL TREATMENT REQUESTED

11. Paragraph 1.17 is hereby added to the License Agreement to read:

1.17	“Naviaux/Page Invented Claims” means those claims of the Page Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority), if review is requested, to have been invented by one or more Regents Inventors and/or one or more Third Party Inventors, and not by any Wellstat Inventor. In the event that the Page Applications are not subject to Patent Arbitration pursuant to the Regents/Wellstat Settlement Agreement, then all of the claims in the Page Applications shall be Naviaux/Page Invented Claims.

12. Paragraph 1.18 is hereby added to the License Agreement to read:

1.18	“Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

13. Paragraph 1.19 is hereby added to the License Agreement to read:

1.19	“Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

14. Paragraph 1.20 is hereby added to the License Agreement to read:

1.20	“Patent Arbitration” means the process for determining inventorship of the Page Applications, if review is requested, contemplated by Article 2 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit C).

15. Paragraph 1.21 is hereby added to the License Agreement to read:

1.21	“Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the Patent Arbitration contemplated by Article 2 of the Regents/Wellstat Settlement Agreement.

16. Paragraph 1.22 is hereby added to the License Agreement to read:

1.22	“Permitted Impurity” means, with respect to compounds that are not Acylated Pyrimidines, a trace amount of Acylated Pyrimidine not intended to and unlikely

*	CONFIDENTIAL TREATMENT REQUESTED

to have any significant therapeutic effect and resulting solely from the inability of Repligen or its Sublicensees, acting in a commercially reasonable manner, to produce such compound free of Acylated Pyrimidines, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Acylated Pyrimidines and Non-Acylated Pyrimidines in such combination in finished form.

17. Paragraph 1.23 is hereby added to the License Agreement to read:

1.23	“Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

18. Paragraph 1.24 is hereby added to the License Agreement to read:

1.24	“Regents Inventor” means, with respect to a claim, Naviaux, Page, or any Person who is obliged to assign rights in the invention disclosed in such claim to UNIVERSITY other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D).

19. Paragraph 1.25 is hereby added to the License Agreement to read:

1.25	“Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between Wellstat and UNIVERSITY.

20. Paragraph 1.26 is hereby added to the License Agreement to read:

1.26	“Resolution Documents” shall have the meaning set forth in Section 1.26 of the Regents/Wellstat Settlement Agreement (reproduced here in Exhibit H).

21. Paragraph 1.27 is hereby added to the License Agreement to read:

1.27	“Third Party Inventor” means Deborah Brewer or Charles Moseley.

22. Paragraph 1.28 is hereby added to the License Agreement to read:

1.28	“von Borstel Invented Claims” means those claims of the Page Applications, if any, determined in the Patent Arbitration (regardless of the decision of any other authority), if review is requested, to have been invented by one or more Wellstat Inventors, and not by any Regents Inventor and/or Third Party Inventor.

23. Paragraph 1.29 is hereby added to the License Agreement to read:

1.29	“Wellstat Inventor” means, with respect to a claim, von Borstel or any other employee of Wellstat or one or more of its Affiliates who is not obliged to assign rights in the invention disclosed in such claim to UNIVERSITY, other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D), or to Repligen.

*	CONFIDENTIAL TREATMENT REQUESTED

24. Paragraph 2.1 is hereby amended to read:

2.1	License.

(a)	Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under UNIVERSITY’s rights in the Patent Rights to develop, make, have made, use, sell, offer for sale, and import Licensed Products and practice Licensed Methods using Licensed Products in the Field within the Territory and during the Term.

(b)	The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Naviaux/Page Invented Claims is exclusive (subject to Wellstat’s rights with respect to “Permitted Impurities” as defined in the Regents/Wellstat License Agreement) with respect to Licensed Products. The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Jointly Invented Claims is co-exclusive (with Wellstat and its sublicensees) with respect to Licensed Products. Notwithstanding the foregoing, under no circumstances (other than application of Paragraph 2.1(c) below) is any license granted pursuant to this Agreement under the Patent Rights, whether by implication, exhaustion, estoppel, waiver or otherwise, to develop, make, have made, use, offer for sale, sell, or import any Acylated Pyrimidine, whether alone or in combination with other compositions of matter, other than solely a Permitted Impurity in a combination with one or more Licensed Products.

(c)	If, upon termination of the Regents/Wellstat License Agreement, this Agreement has not been terminated and LICENSEE is not in material breach of this Agreement, UNIVERSITY agrees to expand the definition of Licensed Product to include any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claims within the Naviaux/Page Invented Claims or the Jointly Invented Claims and to expand the exclusivity of the licenses granted herein to be exclusive under UNIVERSITY’s rights in the Naviaux/Page Invented Claims and co-exclusive (with Wellstat) under UNIVERSITY’s rights in the Jointly Invented Claims; provided that such expansion of Repligen’s rights hereunder shall be subject to the rights of any sublicensee of Wellstat’s rights under the Regents/Wellstat License Agreement that survive such termination.

(d)	No rights are granted under this Agreement, expressly or by implication, exhaustion, estoppel, waiver, or otherwise, under the von Borstel Invented Claims.

(e)	Appended hereto as Exhibit E are charts reflecting the allocation of rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, this Agreement and the License Agreement, effective December 13,

*	CONFIDENTIAL TREATMENT REQUESTED

2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 1999-068 ‘The Use of PN401 In The Treatment Of Mitochondrial Disease,’” as amended. Such charts are appended hereto for illustration purposes only and in the event of a conflict between the terms of this Agreement and such charts, the terms of the Agreement shall control.

25. Paragraph 2.2(a) is hereby amended to read:

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for so long as the license is exclusive or co-exclusive.

26. Paragraph 2.2(b)(2) is hereby amended to read:

(2) to the extent applicable, include all of the rights of and obligations due to UNIVERSITY and contained in this Agreement;

27. Commencing with the payment for 2003, the amount of the License Maintenance Fees provided by Paragraph 3.1(b) of the License Agreement is hereby decreased from *. This change is not retroactive for payments for 2002 or years prior to 2002. All other terms of this provision remain unchanged.

28. Paragraph 3.1(c) of the License Agreement is hereby amended to read:

c) milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1)*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights.
(2)*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights but no later than September 30, 2010.
(3)*	Receipt by LICENSEE or a Sublicensee of LICENSEE of a approval letter from the U.S. Food & Drug Administration for the commercial sale of a Licensed Product but no later than September 30, 2012.

*	CONFIDENTIAL TREATMENT REQUESTED

i) In the event that a milestone payment becomes due wherein the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii) The “3rd” milestone payment of * payable by LICENSEE to UNIVERSITY under this Agreement.

26. Paragraph 3.1(f) is hereby added to the License Agreement.

(f)	In the event that the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims of the Page Applications pursuant to the “Patent Arbitration” procedures and “Ownership of Patent Rights” provisions set forth in Articles 2 and 3 of the Regents/Wellstat Settlement Agreement, LICENSEE shall no longer have any rights under this Agreement and this Agreement shall automatically terminate.

27. Paragraph 3.2 is hereby amended to read:

3.2. Patent Costs.

(a)	LICENSEE shall reimburse UNIVERSITY for all Patent Costs incurred by the Regents at any time prior to the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY.

(b)	As of the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, and subject to Section 5.1.3 of the Regents/Wellstat Settlement Agreement attached hereto as Exhibit F, LICENSEE agrees that LICENSEE and Wellstat shall be jointly and severally liable to UNIVERSITY for all Patent Costs. Without limiting the foregoing, the parties hereto acknowledge that LICENSEE and Wellstat have agreed to an allocation of responsibility, as between themselves, for Patent Costs that is set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G. In addition, LICENSEE shall, with respect to LICENSEE’s portion of Patent Costs as set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, pay to UNIVERSITY a fifteen percent (15%) patent service fee.

28. Paragraph 3.5 is hereby deleted in its entirety.

*	CONFIDENTIAL TREATMENT REQUESTED

29. In both Paragraphs 4.2(b) and 4.3(c), the term “one percent (1%) per month” is hereby amended to read “ten percent (10%) per year.”

30. Paragraph 4.3(b)(5) is hereby deleted in its entirety.

31. Paragraphs 5.1(b) and 5.1(c) are hereby amended to read:

(b)	In the event that UNIVERSITY is responsible for Patent Prosecution of the Page Applications or claims thereof:

(1)	UNIVERSITY shall provide LICENSEE with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Page Applications and UNIVERSITY will also consider in good faith all suggestions of LICENSEE as to prosecution and extension matters, including scope of claims and patent term, of each such application.

(2)	UNIVERSITY shall prepare, file and prosecute patent applications as to the Page Applications and maintain patents issued from such applications in such jurisdictions as LICENSEE shall request.

(3)	If LICENSEE does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, LICENSEE shall give prompt written notice (a “Withdrawal Notice”) of such fact to UNIVERSITY and any license that LICENSEE had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be terminated. From and after the date of delivery of the Withdrawal Notice, LICENSEE shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and LICENSEE give a Withdrawal Notice to UNIVERSITY, the non-withdrawing party shall remain liable for such costs to the Regents in accordance with Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and LICENSEE, UNIVERSITY shall, at its sole discretion, have the right but not the obligation to prosecute and maintain such patent applications and claims in such patent applications.

(4)	If UNIVERSITY elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify LICENSEE and Wellstat of that election. If UNIVERSITY elects not to prepare, file, prosecute or maintain any Page Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, LICENSEE shall have the right to step in and take

*	CONFIDENTIAL TREATMENT REQUESTED

over responsibility for Patent Prosecution of such applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to UNIVERSITY and Wellstat; provided that all costs of such Patent Prosecution (including attorneys’ fees) incurred after the date such notice is given by LICENSEE shall be shared as set forth in Section 5.7 of the Regents/Wellstat Settlement Agreement. If LICENSEE elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which is it responsible pursuant to the Regents/Wellstat Settlement Agreement or any Page Applications or claims thereof with respect to which UNIVERSITY has elected not to prepare, file, prosecute or maintain, Wellstat shall have the right, by notice to UNIVERSITY and LICENSEE and at its sole cost and expense, to step in and take over responsibility for Patent Prosecution of such Page Applications or claims thereof in the name and on behalf of the owner(s) thereof to the extent necessary to protect its rights under this Agreement.

(c)	In the event that LICENSEE is responsible for Patent Prosecution of the Page Applications or claims thereof:

(1)	LICENSEE shall diligently prosecute and maintain in the United States and, if applicable, foreign patents, and applications in the Page Applications using counsel of its choice. The counsel shall take instructions from both LICENSEE and UNIVERSITY.

(2)	LICENSEE shall provide UNIVERSITY and Wellstat with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Page Applications and LICENSEE will also consider in good faith all suggestions of UNIVERSITY and Wellstat as to prosecution and extension matters, including scope of claims and patent term, of each such application.

(3)	LICENSEE shall prepare, file and prosecute patent applications as to the Page Applications and maintain patents issued from such applications in such jurisdictions as UNIVERSITY and Wellstat shall request.

(4)	If LICENSEE elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, LICENSEE shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify UNIVERSITY and Wellstat of that election. If LICENSEE elects not to prepare, file, prosecute or maintain any Page Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall have the right to step in and take over responsibility for Patent Prosecution of such Page Applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to LICENSEE and Wellstat and Section 5.1(b) shall apply to such Page Applications or claims thereof.

*	CONFIDENTIAL TREATMENT REQUESTED

32. Paragraph 5.1(d) is hereby deleted in its entirety.

33. The first sentence of Paragraph 5.2(b) is hereby amended to read:

During the period in which LICENSEE has exclusive rights or co-exclusive rights under this Agreement, LICENSEE has the right to take legal action for infringement of the Patent Rights against such third party for its use of Licensed Products within the scope of LICENSEE’s exclusive or co-exclusive rights.

34. LICENSEE acknowledges that its rights in certain circumstances to control the prosecution of and to obtain recoveries from actions brought pursuant to Section 5.2 are rights with respect to UNIVERSITY and may be impacted in some circumstances by Wellstat’s rights to control the prosecution of and to obtain recoveries from actions brought under Wellstat’s potential rights as a joint owner of the Page Applications and/or pursuant to Section 5.2 of the Regents/Wellstat License Agreement.

35. Paragraph 5.4 is hereby added to the License Agreement to read:

5.4	Further Assurances. Each of the Parties agrees to cooperate with each other Party as reasonably requested by such other Party in order to effectuate the provisions of this Amendment and the License Agreement. Such cooperation shall include, without limitation, (a) taking any and all actions with regard to the PTO or any foreign equivalent to ensure that the inventorship of all claims in the patent applications that are subject to the Patent Arbitration is accurately reflected in the files of the PTO and any foreign equivalent; and (b) transitioning any files, data or other information to any Party preparing, filing, prosecuting, maintaining, enforcing (subject to Section 5.2 herein) or seeking patent term extension of any of the Page Applications. Any such cooperation may also include, without limitation, signing all papers to be filed with the PTO and/or any foreign equivalent, including patent applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, that any Party may request in order to effectuate the provisions of this Amendment and the License Agreement.

36. The address and telephone numbers for LICENSEE set forth in Paragraph 10.1 of the License Agreement is hereby amended to read:

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attention: President

Telephone: 781-250-0111

Telefax: 781-250-0115

*	CONFIDENTIAL TREATMENT REQUESTED

37. Effect of Amendment. Except as expressly set forth herein, the License Agreement is not amended or modified in any other respect and shall remain in full force and effect in accordance with the terms thereof.

38. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and acknowledge this Amendment to the License Agreement Between Repligen Corporation and the Regents of the University of California for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” on the date and year written.

REPLIGEN

Repligen Corporation,
a Delaware corporation

By:	/s/ Walter Herlihy
Its:	Authorized Officer

Date:	November 15, 2004

REGENTS

The Regents of the University of California

By:	/s/ P. Martin Simpson
P. Martin Simpson, General Counsel
Its:	Authorized Officer

Date:	November 8, 2004

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

*	CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

BETWEEN

REPLIGEN CORPORATION

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

CASE NO. SD 2000-166

“Treatment for Hyperuricosuric Autism”

*	CONFIDENTIAL TREATMENT REQUESTED

*	CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

This agreement (“Agreement”) is made by and between Repligen Corporation, a Delaware corporation having an address at 117 Fourth Avenue, Needham, MA 02194 (“LICENSEE”) and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

This Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, the inventions disclosed in UCSD Case Docket No. SD2000-166 and titled “Treatment for Hyperuricosuric Autism” (“Invention”), were made in the course of research at UCSD by Theodore Page, Ph.D. and his associates (hereinafter the “Inventors”) and are covered by Patent Rights as defined below;

WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations;

WHEREAS, Theodore Page, Ph.D. is an employee of UCSD and is obligated to assign all of his right, title and interest in the Invention to UNIVERSITY;

WHEREAS, UNIVERSITY is desirous that the Invention be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;

WHEREAS, LICENSEE entered into a secrecy agreement (UC Control No. 2001-20-0010) with UNIVERSITY, effective July 5, 2000 (“Secrecy Agreement”), for the purpose of evaluating the Invention;

WHEREAS, LICENSEE is desirous of obtaining certain rights from UNIVERSITY for commercial development, use, and sale of the Invention, and the UNIVERSITY is willing to grant such rights; and

WHEREAS, LICENSEE understands that UNIVERSITY may publish or otherwise disseminate information concerning the Invention at any time pursuant to the terms and conditions of this Agreement and that LICENSEE is paying consideration thereunder for its early access to the Invention not continued secrecy therein.

*	CONFIDENTIAL TREATMENT REQUESTED

NOW THEREFORE, the parties agree:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1	“Affiliate” means any corporation or other business entity in which LICENSEE owns or controls, directly or indirectly, at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors, or in which LICENSEE is owned or controlled directly or indirectly by at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least twenty percent (20%), then an “Affiliate” includes any company in which LICENSEE owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

1.2	“Sublicensee” means a third party to whom LICENSEE grants a sublicense of certain rights granted to LICENSEE under this Agreement.

1.3	“Field” means therapeutic use.

1.4	“Territory” means all countries of the world.

1.5	“Term” means the period of time beginning on the Effective Date and ending on the later of (i) the expiration date of the longest-lived Patent Rights; or (ii) the twenty-first (21st) anniversary of Effective Date.

1.6	“Patent Rights” means any and all: i) rights which UNIVERSITY may have in and to those patents and patent applications arising from Invention Disclosure SD 2000-166 including any and all continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents and ii) rights which UNIVERSITY may have or later gain in and to any patents which issue from patent applications filed by Pro-Neuron and which claim the Invention.

1.7	“Licensed Method” means any method that is covered by Patent Rights the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement of any pending or issued and unexpired claim within Patent Rights.

1.8	“Sponsor Rights” means all the applicable provisions of any license to the United States Government executed by UNIVERSITY and the overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable governmental implementing regulations.

1.9	“Licensed Product” means any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claim within the Patent Rights.

*	CONFIDENTIAL TREATMENT REQUESTED

1.10	“Net Sales” means the total of the gross invoice prices of Licensed Products sold by LICENSEE, its Sublicensee, an Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales (except for value-added and income taxes imposed on the sales of Licensed Products in foreign countries); transportation charges; or credits to customers because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (i) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (ii) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate.

1.11	“Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs shall also include reasonable out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, and opposition activities related to patents or applications in Patent Rights.

1.12	“Combination Product” means any product which is a Licensed Product and contains other product(s) or product component(s) that (i) does not use Invention or Patent Rights; (ii) the sale, use or import by itself does not contribute to the infringement of Patent Rights; (iii) can be sold separately by LICENSEE, its Sublicensee or an Affiliate; and (iv) enhances the market price of the final product(s) sold, used or imported by LICENSEE, its Sublicensee, or an Affiliate.

1.13	“Valid Claim” means any claim(s) pending in a patent application or in an unexpired patent included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

1.14	“Pro-Neuron” means any or all of: i) Pro-Neuron Inc. of Gaithersburg, MD a private company developing, among other things, therapeutic forms of uridine for human use, ii) any entity which is a successor to Pro-Neuron Inc., and iii) any company acquiring assets from Pro-Neuron Inc. wherein said assets are inclusive of rights that overlap or conflict with Patent Rights

ARTICLE 2. GRANTS

2.1	License. Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under Patent Rights to make, have made, use, sell, offer for sale, and import Licensed Products in the Field within the Territory and during the Term.

*	CONFIDENTIAL TREATMENT REQUESTED

The license granted herein under Patent Rights is exclusive and UNIVERSITY shall not grant to third parties a further license under Patent Rights in the Field, within the Territory and during the Term.

2.2	Sublicense.

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for as long the license is exclusive.

(b)	With respect to sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:

(1)	not receive, or agree to receive, anything of value in lieu of cash as considerations from a third party under a sublicense granted pursuant to Paragraph 2.2(a) without the express written consent of UNIVERSITY;

(2)	to the extent applicable, include all of the rights of and obligations due to UNIVERSITY (and, if applicable, the Sponsor’s Rights) and contained in this Agreement;

(3)	promptly provide UNIVERSITY with a copy of each sublicense issued; and

(4)	collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.

(c)	Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all sublicenses.

2.3	Reservation of Rights. UNIVERSITY reserves the right to:

(a)	use the Invention and Patent Rights for educational and research purposes;

(b)	publish or otherwise disseminate any information about the Invention so long as such dissemination will in no way compromise the ability to obtain or maintain patentability of the Invention or any improvements made thereto; and

(c)	allow other nonprofit institutions to use Invention and Patent Rights solely for educational and non-commercial research purposes in their facilities.

ARTICLE 3. CONSIDERATIONS

3.1	Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial considerations for the exclusive license granted herein to LICENSEE under Patent Rights. LICENSEE shall pay UNIVERSITY:

*	CONFIDENTIAL TREATMENT REQUESTED

a)	a license issue fee of * upon execution of this Agreement.

b)	license maintenance fees of * per year and payable on the first (1ST) anniversary of the Effective Date and annually thereafter on each anniversary; provided however, that LICENSEE’S obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product;

c)	milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1) *	a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights.

(2) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights, but no later than March 31, 2008.

(3)*	Receipt by LICENSEE or a Sublicensee of LICENSEE of a final approval letter from the US Food and Drug Administration for the commercial sale of a Licensed Product but no later than March 31, 2010

i)	In the event that a milestone payment becomes due wherein the human therapeutic candidate or the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii)	The “3rd” milestone payment of * payable by LICENSEE to UNIVERSITY under this agreement.

*	CONFIDENTIAL TREATMENT REQUESTED

(d)	an earned royalty of * on Net Sales of Licensed Products for therapeutic uses by LICENSEE, Sublicensee and/or LICENSEE’S Affiliate(s), subject to the following deductions and/or adjustments:

i.	The earned royalty due on Net Sales of Combination Product by LICENSEE and/or its Affiliate(s) shall be calculated as below:

Earned Royalties due UNIVERSITY = A/(A+B+C . . .) x Royalty Rate on Net Sales of the Licensed Products applicable in (i) or (ii) x Net Sales of Combination Product, where: A is the separately listed sale price of the Licensed Product or Licensed Product components; and B and C . . . are the separately listed sale prices of the individual products or product components, respectively, that satisfied the requirements outlined in Paragraph 1.13. In the event that LICENSEE does not separately sell any of the B, C . . . products or product components used in Combination Product, a theoretical sale price shall be determined based upon the enhancement of the market price of the final product according to 1.13.

ii.	The earned royalty will be reduced by * to a floor of *, during any period and in any country in which LICENSEE shares exclusivity with Pro-Neuron with respect to commercialization of Licensed Product. LICENSEE must provide documentation or proof of such sharing of exclusivity to UNIVERSITY to initiate this reduction.

iii.	If LICENSEE is required to obtain an agreement from any third party or parties which is not an Inventor in order to commercialize Licensed Product, then the earned royalty rate will be reduced by the actual royalty rate LICENSEE is required to pay said third party or parties, to a floor of *. LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction.

iv.	In the event of sublicensure by LICENSEE of rights granted hereunder, payments made to third-party Inventors in respect of any agreement relating to Licensed Product may be deducted from earned royalties due UNIVERSITY if and when annual Net Sales of Licensed Product exceed * but only for those earned royalties paid on such excess sales. Any reductions made under this Section 3.1(d)(iv) will be subject to the limitations of Section 3.1(d)(v). LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction.

v.	Under no circumstances will the royalty due on Licensed Product be reduced to less than *

e)	beginning the calendar year of commercial sales of the first Licensed Product by LICENSEE, its Sublicensee, or an Affiliate and if the total earned royalties paid by LICENSEE under Paragraphs 3.1(d) and (e) to UNIVERSITY in any such year cumulatively amounts to less *, LICENSEE shall pay to UNIVERSITY a minimum annual royalty on or before February 28 following the last quarter of such year which is equal to the difference between amount noted above and the total earned royalty paid by LICENSEE for such year under Paragraphs 3.1(d) and (e); provided, however, that for the year of commercial sales of the first Licensed Product, the amount of minimum annual royalty payable shall be pro-rated for the number of months remaining in that calendar year.

*	CONFIDENTIAL TREATMENT REQUESTED

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2	Patent Costs. LICENSEE shall reimburse UNIVERSITY all past (prior to the Effective Date) and future (on or after the Effective Date) Patent Costs plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY. Estimated service fees as of October 31, 2000 are approximately three thousand four hundred and fifty dollars ($3450.00).

3.3	Research Funding. Within sixty (60) days of the execution of this Agreement, the parties will mutually agree upon a work plan to be carried out by Dr. Page of UCSD. LICENSEE agrees to provide *.

3.4	Due Diligence.

(a)	LICENSEE shall:

(1)	diligently proceed within a reasonable time with the development, manufacture and sale of Licensed Products;

(2)	diligently proceed within a reasonable time with a development of a clinical plan for a therapeutic candidate covered under patent rights;

(3)	market Licensed Products in the United States within six (6) months of receiving regulatory approval to market such Licensed Products if and as regulatory approval is required;

(4)	obtain all necessary governmental approvals world-wide for the manufacture, use and sale of Licensed Products if and as such approval is required; and

(5)	reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement.

(b)	If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(1)-(4), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’S exclusive license to a nonexclusive license. Termination shall follow procedures outlined in Section 7.2, “Termination by the Regents”. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2.

3.5	Other Parties. LICENSEE acknowledges that it is aware that a third party, Pro-Neuron of Gaithersburg, Maryland, has filed a US patent application which claims subject matter which may be overlapping with the Invention. LICENSEE further acknowledges that Pro-Neuron may claim or seek to assert rights to UNIVERSITY’s interest in the Invention. To the extent of the actual knowledge of David A. Odelson, a Senior Licensing Officer at the University of California-San Diego, UNIVERSITY represents and warrants that it has provided to LICENSEE copies of all written contracts made by

*	CONFIDENTIAL TREATMENT REQUESTED

and between Pro-Neuron and UNIVERSITY as described and included in Appendix A. LICENSEE and UNIVERSITY jointly and separately covenant to use best efforts to reach a resolution with Pro-Neuron whereby LICENSEE would be granted the most exclusive position possible under the Patent Rights. LICENSEE may seek to file an interfering case with the Patent Office and pursue an interference. In the event that LICENSEE, at its sole option, elects to pursue an interference or initiate legal action against Pro-Neuron to defend or extend its Patent Rights granted hereunder, UNIVERSITY hereby agrees to cooperate fully with LICENSEE in said legal action, without agreeing to be a party to such legal action. LICENSEE will reimburse all expenses incurred by UNIVERSITY in connection with any such interference or legal action. Reimbursements made by LICENSEE will be fully creditable toward future royalty payments due to UNIVERSITY under this agreement, but no more than 50% of the payable amount each year.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1	Reports.

(a)	Progress Reports.

(1)	Beginning March 31, 2002 and ending on the date of first commercial sale of a Licensed Product in the United States, LICENSEE shall submit to UNIVERSITY annual progress reports covering LICENSEE’S (and Affiliate’s and Sublicensee’s) activities to develop and test all Licensed Products and obtain any and all governmental approvals necessary for marketing the same. Such reports shall include a summary of work completed; summary of work in progress; current schedule of anticipated events or milestones; market plans for introduction of Licensed Products; and an approximate, good faith summary of resources (dollar value) spent in the reporting period.

(2)	LICENSEE shall also report to UNIVERSITY, in its immediately subsequent progress report, the date of first commercial sale of a Licensed Product in each country.

(b)	Royalty Reports. After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY quarterly royalty reports on or before each February 28, May 31, August 31 and November 30 of each year. Each royalty report shall cover LICENSEE’S (and each Affiliate’s and Sublicensee’s) most recently completed calendar quarter and shall show:

(1)	the gross sales, deductions as provided in Paragraph 1.11, and Net Sales during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

(2)	the number of each type of Licensed Product sold;

*	CONFIDENTIAL TREATMENT REQUESTED

(3)	sublicense fees and royalties received during the most recently completed calendar quarter in US dollars, payable with respect thereto;

(4)	the method used to calculate the royalties; and

(5)	the exchange rates used.

If no sales of Licensed Products has been made and no sublicense revenues has been received by LICENSEE during any reporting period, LICENSEE shall so report.

4.2	Records & Audits.

(a)	LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and sublicense fees received under this Agreement. Such records shall be retained by LICENSEE for at least five (5) years following a given reporting period.

(b)	All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’S Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments. Such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of one percent (1%) per month. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of five percent (5%) for any twelve (12) month period, LICENSEE shall pay the difference within thirty (30) days without interest charge or inspection cost.

4.3	Payments.

(a)	All fees and royalties due UNIVERSITY shall be paid in United States dollars and all checks shall be made payable to “The Regents of the University of California”, referencing UNIVERSITY’S taxpayer identification number, 95-6006144. When Licensed Products are sold in currencies other than United States dollars, LICENSEE shall first determine the earned royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

*	CONFIDENTIAL TREATMENT REQUESTED

The proper wire-transfer information for payments is as follows:

UCSD receiving bank name:	*
UCSD bank account number:	*
UCSD bank routing (ABA) number:	*
UCSD bank account name:	*
UCSD bank ACH format code:	*
UCSD bank address:	*
UCSD addendum information:

Please reference: UCSD-TTIPS Case No.: SD2000-166
Department contact: Linda Wang
Also, please fax a copy of the transaction receipt to
Linda Wang at: 858/534-7345

(b)	Royalty Payments.

(1)	Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.

(2)	LICENSEE shall pay earned royalties quarterly on or before February 28, May 31, August 31 and November 30 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’S most recently completed calendar quarter.

(3)	Royalties earned on sales occurring or under sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income, except that all payments made by LICENSEE in fulfillment of UNIVERSITY’S tax liability in any particular country may be credited against earned royalties or fees due UNIVERSITY for that country. LICENSEE shall pay all bank charges resulting from the transfer of such royalty payments.

(4)	If at any time legal restrictions prevent the prompt remittance of part or all royalties by LICENSEE with respect to any country where a Licensed Product is sold or a sublicense is granted pursuant to this Agreement, LICENSEE shall convert the amount owed to UNIVERSITY into US currency and shall pay UNIVERSITY directly from its US sources of fund for as long as the legal restrictions apply.

(5)	LICENSEE shall not collect royalties from, or cause to be paid on Licensed Products sold to the account of the US Government or any agency thereof as provided for in the license to the US Government.

(6)	In the event that any patent or patent claim within Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and

*	CONFIDENTIAL TREATMENT REQUESTED

last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, that are based on another patent or claim not involved in such final decision, or that are based on the use of Technology.

(b)	Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of one percent (1%) per month. Such interest shall be calculated from the date payment was due until actually received by UNIVERSITY. The payment of such interest shall not foreclose UNIVERSITY from exercising any other rights it may have as a consequence of the lateness of any payment. In no event shall this paragraph be construed as a grant of permission for any payment delays.

ARTICLE 5. PATENT MATTERS

5.1	Patent Prosecution and Maintenance.

(a)	LICENSEE and UNIVERSITY acknowledge and agree that Patent Rights include certain rights which are co-owned by UNIVERSITY and LICENSEE. UNIVERSITY further acknowledges that LICENSEE has filed a patent application entitled “Uridine Therapy for the Treatment of Pervasive Development Disorders” naming Dr. Theodore Page, as an Inventor; said patent application which claims subject matter included within Patent Rights. UNIVERSITY agrees that LICENSEE shall have the right and obligation to continue prosecution of said patent application according to the terms and conditions of this Agreement.

(b)	At its own expense, LICENSEE shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel of its choice. LICENSEE shall provide UNIVERSITY with copies of all relevant documentation relating to such prosecution and UNIVERSITY shall keep this documentation confidential. The counsel shall take instructions both from LICENSEE and UNIVERSITY, and all patents and patent applications in Patent Rights shall be jointly assigned to UNIVERSITY and LICENSEE.

(c)	LICENSEE shall apply for an extension of the term of any patent in Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law. LICENSEE shall prepare all documents for such application, and shall execute such documents and to take any other additional action as UNIVERSITY reasonably requests in connection therewith.

(d)	LICENSEE may elect to terminate its obligations with respect to the prosecution of any patent application or maintenance of any patent in Patent Rights upon three (3) months written notice to UNIVERSITY. UNIVERSITY, in its sole discretion and at its sole expense, may continue prosecution or maintenance of said application or patent at which point the license granted hereunder shall terminate.

*	CONFIDENTIAL TREATMENT REQUESTED

5.2	Patent Infringement.

(a)	If LICENSEE learns of any substantial infringement or challenge of Patent Rights, LICENSEE shall so inform UNIVERSITY and provide UNIVERSITY with reasonable evidence of the infringement prior to taking any legal action. LICENSEE shall not notify a third party of the infringement of Patent Rights without the consent of UNIVERSITY unless LICENSEE is a co-assignee of Patent Rights. Both parties shall use reasonable efforts and cooperation to terminate infringement without litigation

(b)	LICENSEE has the right to take legal action against such third party for the infringement of Patent Rights. In the event that LICENSEE elects to take legal action, UNIVERSITY agrees to cooperate fully and to participate in said legal action to the extent required by law. Those reasonable expenses which are incurred by UNIVERSITY as a result of said legal action shall by reimbursed by LICENSEE. If LICENSEE elects not to take legal action, UNIVERSITY may thereafter bring suit for patent infringement at its own expense.

(c)	Recoveries from actions brought pursuant to Paragraph 5.2(b) shall belong to the party bringing suit. Legal actions brought jointly by UNIVERSITY and LICENSEE and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

(d)	Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit, except that UNIVERSITY may be represented by counsel of its choice in any suit brought by LICENSEE.

5.3	Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

ARTICLE 6. GOVERNMENTAL MATTERS

6.1	Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify UNIVERSITY if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement other than US Securities Exchange Commission disclosure obligations. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2	Export Control Laws. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 7. TERMINATION OF THE AGREEMENT

7.1	Termination by The Regents. If LICENSEE fails to perform or violates any term of this Agreement, then UNIVERSITY may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default within sixty (60) days of the Notice of Default, UNIVERSITY may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve LICENSEE of its obligation to pay any fees or royalties owed at the time of termination and shall not impair any accrued right of UNIVERSITY.

7.2	Termination by Licensee.

(a)	LICENSEE shall have the right at any time and for any reason to terminate this Agreement upon a sixty (60) day written notice to UNIVERSITY. Said notice shall state LICENSEE’S reason for terminating this Agreement.

(b)	Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.

7.3	Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a)	Article 4 (REPORTS, RECORDS AND PAYMENTS);

(b)	Paragraph 7.3 (Survival on Termination);

(c)	Paragraph 7.4 (Disposition of Licensed Products on Hand);

(d)	Paragraph 8.2 (Indemnification);

(e)	Article 9 (USE OF NAMES AND TRADEMARKS);

(f)	Paragraph 10.2 (Secrecy); and

(g)	Paragraph 10.5 (Failure to Perform).

7.4	Disposition of Licensed Products on Hand. Upon termination of this Agreement, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of one hundred and twenty (120) days of the effective date of such

*	CONFIDENTIAL TREATMENT REQUESTED

termination provided that the sale of such Licensed Product by LICENSEE, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1	Limited Warranty.

(a)	UNIVERSITY warrants that it has the lawful right to grant this license.

(b)	THE LICENSE GRANTED HEREIN AND THE ASSOCIATED TECHNOLOGY AND INVENTION ARE PROVIDED “AS IS” AND WITHOUT WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UNIVERSITY MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCT, LICENSED METHOD OR THE USE OF PATENT RIGHTS OR TECHNOLOGY WILL NOT INFRINGE ANY OTHER PATENT OR OTHER PROPRIETARY RIGHTS EXCEPT AS NOTED WITHIN THIS AGREEMENT.

(c)	IN NO EVENT SHALL UNIVERSITY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) RESULTING FROM EXERCISE OF THE LICENSE GRANTED HEREIN OR THE USE OF THE INVENTION, LICENSED PRODUCT, LICENSED METHOD OR TECHNOLOGY.

(d)	Nothing in this Agreement shall be construed as:

(1)	a warranty or representation by UNIVERSITY as to the validity or scope of any Patent Rights;

(2)	a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(3)	an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof;

(4)	conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Patent Rights;

(5)	an obligation to furnish any know-how not provided in Patent Rights and Technology; or

(6)	an obligation to update Technology.

*	CONFIDENTIAL TREATMENT REQUESTED

8.2	Indemnification.

(a)	LICENSEE shall indemnify, hold harmless, and defend UNIVERSITY, its officers, employees, and agents; the sponsors of the research that led to the Invention; and the Inventors of the patents and patent applications in Patent Rights and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification shall include, but not be limited to, any product liability.

(b)	LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self insurance as follows:

(1)	comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (i) each occurrence, $1,000,000; (ii) products/completed operations aggregate, $3,000,000; (iii) personal and advertising injury, $1,000,000; and (iv) general aggregate (commercial form only), $3,000,000; and

(2)	the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(c)	LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for thirty (30) day advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

(d)	UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1	Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “The Regents Of The University Of California” or “The University of California” or the name of any campus of the University Of California is prohibited, without the express written consent of UNIVERSITY which shall not be unreasonably withheld.

*	CONFIDENTIAL TREATMENT REQUESTED

9.2	UNIVERSITY may disclose to the Dr. Theodore Page the terms and conditions of this Agreement upon his request. If such disclosure is made, UNIVERSITY shall request that he not disclose such terms and conditions to others.

9.3	UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1	Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a)	on the date of delivery if delivered in person, or

(b)	five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to LICENSEE:

Repligen Corporation

117 Fourth Ave.

Needham, MA 02194

Attention: President

Phone: 781-449-9560

Fax: 781-453-0048

If sent to UNIVERSITY:

Technology Transfer & Intellectual Property Services

Attention: Director

University of California, San Diego

9500 Gilman Drive, Mail Code 0910

La Jolla, CA 92093-0910

Phone: 858-534-5815

Fax: 858-534-7345

10.2	Secrecy.

(a)	“Confidential Information” shall mean information, including Technology, relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within thirty (30) days of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE:

*	CONFIDENTIAL TREATMENT REQUESTED

(b)	Licensee shall:

(1)	use the Confidential Information for the sole purpose of performing under the terms of this Agreement;

(2)	safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(3)	not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:

(i)	LICENSEE can demonstrate by written records was previously known to it;

(ii)	is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE; or

(iii)	is lawfully obtained by LICENSEE from sources independent of UNIVERSITY.

(c)	The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending five (5) years from the termination date of this Agreement.

10.3	Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY, which consent shall not be unreasonably withheld.

10.4	No Waiver. No waiver by either party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5	Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

10.6	Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7	Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any

*	CONFIDENTIAL TREATMENT REQUESTED

catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.

10.8	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.9	Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. All terms and conditions of any documents, purchase orders, and the like, issued by LICENSEE to facilitate payment obligations hereunder, are null and void, even though they may be issued after the signing of this Agreement.

10.10	Amendments. No amendment, alteration, or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.

10.11	Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

REPLIGEN CORPORATION		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Daniel P. Witt	By:	/s/ Alan S. Paau
Name			Alan S. Paau
	VP, Business Development		Director, Technology Transfer &
Intellectual Property Services

Date: November 29, 2000		Date: November 30, 2000

ATTEST:		ATTEST:

By	/s/ Laura L. Whitehouse	By:	/s/ David A. Odelson
(Signature)		(Signature)

Name:	Laura L. Whitehouse	Name:	David A. Odelson

*	CONFIDENTIAL TREATMENT REQUESTED

Date November 29, 2000	Date November 30, 2000

*	CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A

As noted in Section 3.5, UNIVERSITY has provided and REPLIGEN has received a copy of the possible conflicting patent filed by Pro-Neuron entitled “Compositions and Methods for Treatment of Mitochondrial Diseases”, PCT WO 00/11952, Inventor: Reid von Borstel. Additionally, University has provided copies of documents related to University’s interaction with Pro-Neuron. Copies of these documents are attached within and include: 1) Nondisclosure agreement signed between the researcher Dr. Robert Naviaux of UCSD and Pro-Neuron, dated February 2, 1998; 2) Consulting agreement signed between Dr. Robert Naviaux of UCSD and Pro-Neuron, dated November 17, 1998; 3) Clinical Trial Agreement for Dr. Alice Yu of UCSD between Pro-Neuron and the University of California, signed August 8, 1995; and 4) a three (3) page document detailing the timeline of Dr. Robert Naviaux’s interaction with Pro-Neuron. UNIVERSITY is uncertain of the proper inventorship of the conflicting patent filed by Pro-Neuron and the effects any of the documents may have on the Patent rights at this point. UNIVERSITY hereby informs REPLIGEN and REPLIGEN has acknowledged the above referenced uncertainty as an acceptable risk based on its own business decision.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Article 4 of the Regents/Repligen Settlement Agreement

Payment. In consideration for the License Amendments, The Regents hereby agrees to pay, in lawful currency of the United States of America, a single payment of * dollars to Repligen. This payment shall be made by wire-transfer within thirty (30) business days after the last Party executes this Agreement.

`The proper wire-transfer information for payment is as follows:

Bank Name:	*
ABA Routing Number:	*
Customer Name:	*
Customer Account Number:	*

With copy of the transaction receipt to:

Repligen Corporation
41 Seyon Street
Building #1, Suite 100
Waltham, MA 02453
Attention: Vice President, Finance & Administration

Telephone: 781-250-0110
Telefax: 781-250-0115

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Article 2 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit C are set forth in Exhibit H)

2. Patent Arbitration

2.1 General Agreement.

2.1.1 The Parties hereto agree to submit to a patent arbitration under the procedures set forth below to identify the inventor(s) of the claims in the Naviaux Applications, the von Borstel Applications, and, if a review of the Page Applications is requested, the Page Applications.

2.1.2 Within five (5) days following the Effective Date, the Regents will provide Wellstat and Repligen with all documents relating to the inventorship review that the Regents conducted with respect to the Page Applications. If either Wellstat or Repligen is not satisfied with any aspect of that analysis, either Party may request, by providing written notice to the other Party, that the Patent Arbitrator conduct a de novo review to identify the inventors of each of the claims in the Page Applications. This request shall be made not later than the earlier to occur of (a) fifteen (15) days after the selection and confirmation of the Patent Arbitrator’s ability to serve as the Patent Arbitrator or (b) one hundred and eighty (180) days after receipt of the documents referred to in this Section 2.1.2. Procedures for arbitration of the inventorship of the claims in the Page Applications shall be substantially similar to those employed by the Patent Arbitrator with respect to the Naviaux Applications and the von Borstel Applications. Any reference to a Party or Parties in this Section 2 shall include Repligen to the extent that the Page Applications are subject to the patent arbitration. The Party requesting the review by the Patent Arbitrator shall pay the fees and expenses of the Patent Arbitrator; provided that if both Wellstat and Repligen request such review, the fees and expenses of the Patent Arbitrator shall be shared equally by Wellstat and Repligen, in accordance with Section 2.8.

2.1.3 The Parties agree that the Patent Arbitrator may use the Patent Arbitration Rules of the American Arbitration Association (the “AAA”) to the extent such rules are not inconsistent with the procedures set forth in this Section 2.

2.1.4 The determinations of the Patent Arbitrator shall be final and binding upon the Parties, and the Parties may bring an action, suit or other proceeding in aid of arbitration or to enforce an arbitration award as set forth in Section 16.7.

2.1.5 Notwithstanding the foregoing, nothing in this Agreement shall limit the rights of any Party to participate fully in any interference proceeding that may be declared by PTO or its international equivalent. The Parties agree that ownership of any patent application(s) subject to an interference will follow the determination of the Patent Arbitrator, regardless of the inventorship determination, if any, of the PTO or its international equivalent or any other authority.

*	CONFIDENTIAL TREATMENT REQUESTED

2.2 Selection of Patent Arbitrator.

2.2.1 Selection of Initial Arbitrator. On or before thirty (30) days after the Effective Date, Wellstat and the Regents shall select the Patent Arbitrator. In the event that Wellstat and the Regents are not able to reach agreement on the selection of the Patent Arbitrator prior to the expiration of such thirty (30)-day period, then within five (5) days after such expiration, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall name one (1) Neutral party as a selection representative (together, the “Selection Representatives”). The two (2) Selection Representatives will confer and will select the Patent Arbitrator no later than fifteen (15) days after the date the last Selection Representative is named. In the event that the Selection Representatives cannot agree on the Patent Arbitrator within such time period, the Selection Representatives will select a Neutral third party who will then select such Patent Arbitrator. In the event that the Selection Representatives cannot agree on a Neutral third party to select the Patent Arbitrator, or such Neutral shall not be able to select a Patent Arbitrator, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall submit one name of a proposed Patent Arbitrator, along with resume of such proposed Patent Arbitrator, to Hon. Herbert B. Hoffman so long as Judge Hoffman is Neutral (or, if Judge Hoffman is not Neutral or otherwise unable or unwilling to assist, to a Neutral, retired judge reasonably acceptable to the Parties), who will select the Patent Arbitrator. Prior to the selection of any Person as the Patent Arbitrator, such Person shall disclose to the Parties any circumstance likely to be deemed by any Party to potentially affect impartiality, including any bias or any financial or personal interest in the result of the arbitration or any past or present relationship with the Parties or their counsel. If, following such disclosure, any of the Parties reasonably believes that the Patent Arbitrator is not Neutral, a new Patent Arbitrator shall be selected in the manner described in this Section 2.2.1 within five (5) days after disqualification of the Patent Arbitrator.

2.2.2 Selection of Successor Arbitrator. If, following selection of the Patent Arbitrator, the Regents and Wellstat receive either (x) notification from the Patent Arbitrator of his or her inability or unwillingness to serve as patent arbitrator or (y) evidence that such Patent Arbitrator is not Neutral, unless such conflict has been expressly waived by the non-conflicted Party or Parties, the Parties shall, within thirty (30) days after receipt of such notice or evidence, select a new Patent Arbitrator in accordance with the provisions of Section 2.2.1 of this Agreement. In the event a new Patent Arbitrator is selected after the patent arbitration proceedings contemplated by this Section 2 have begun, the new Patent Arbitrator shall initiate a new patent arbitration proceeding and may, in his or her discretion, rely on any materials submitted to his predecessor.

2.3 Location of Patent Arbitration. The location of all patent arbitration proceedings under this Section 2 shall be Washington D.C. or such other location as mutually agreed by Wellstat, the Regents and, if the Page Applications are subject to patent arbitration, Repligen.

2.4 Scope of Arbitration. The Patent Arbitrator shall conduct a comprehensive analysis to determine the correct inventor(s) of each claim in the Naviaux Applications, the von Borstel Applications and, if requested as described in Section 2.1.2 above, the Page Applications. In particular, the Patent Arbitrator shall determine, on a claim-by-claim basis, (a) who as among the Regents Inventors or the Wellstat Inventors is/are the inventor(s) of each of the claims in the

*	CONFIDENTIAL TREATMENT REQUESTED

Naviaux Applications and the von Borstel Applications; and (b) if requested by Wellstat or Repligen, as provided by Section 2.1.2, who as among the Regents Inventors, the Wellstat Inventors or the Third Party Inventors is/are the inventor(s) of each of the claims in the Page Applications. The analysis of the Patent Arbitrator will reach issues of inventorship and derivation only and shall not extend to priority of invention or any other matter of patent law or practice.

2.5 Scope of Patent Arbitrator’s Review; Evidence. The Patent Arbitrator may consider any evidence that he or she determines is necessary to his or her understanding and determination of the inventorship of the claims in the applications subject to the arbitration. Wellstat, the Regents and, to the extent that the Page Applications are subject to the arbitration, Repligen may offer such evidence as is relevant and material to the determination of inventorship and shall produce any additional materials requested by the Patent Arbitrator. Notwithstanding the foregoing, no Party to the arbitration will be required to create any new evidence or materials for purposes of the patent arbitration described in this Section 2. The Patent Arbitrator shall give each piece of evidence only such weight as he or she shall determine in his or her sole discretion and the Parties to the arbitration shall submit to the Patent Arbitrator’s sole determination of the relevance and materiality of the evidence offered.

2.6 Procedure. The Patent Arbitrator will work with the Parties to establish a procedure for the conduct of the patent arbitration, provided that:

2.6.1 Submission of Materials. Each Party may submit to the Patent Arbitrator and to any other Party to the arbitration, an analysis of the inventorship issues with respect to the claims in the patent applications subject to the patent arbitration, including references to any evidence such Party determines is necessary or useful to support its positions (such submission, the “Position Binder”).

2.6.2 Rebuttal Materials. Each Party may submit a rebuttal to the analysis contained in the opposing Position Binder with an analysis and references to any evidence such Party determines is necessary or useful to support its rebuttal positions (such rebuttal submission, the “Rebuttal Binder”).

2.6.3 Evidence. Evidence may include, but is not limited to, all documents, deposition transcripts, affidavits and discovery responses that are of record in the Litigation. The Parties may object, pursuant to the Federal Rules of Evidence, to consideration by the Patent Arbitrator of evidence submitted by any Party and the Patent Arbitrator shall rule on the admissibility of the challenged evidence.

2.6.4 Interviews. The Patent Arbitrator may conduct such interviews as he or she determines are necessary or useful to make a determination of inventorship with respect to any claim contained in the applications that are the subject of the patent arbitration described in this Section 2. During such interviews, any Party may be represented by counsel, including, but not limited to, representation by counsel of record in the Litigation. Each Party shall be entitled to designate no more than three (3) representatives to attend any such interview and one representative of the opposing Party may cross-examine the Person being interviewed for a period of time not to

*	CONFIDENTIAL TREATMENT REQUESTED

exceed one (1) day; provided that all such representatives shall have executed a confidentiality agreement in a form agreed by the Parties. Following the cross-examination specified in the preceding sentence, the Party being interviewed may be questioned by the counsel for the Party proffering the Person for a period of time not to exceed one (1) day. All interviews shall be conducted in the presence of a court reporter and the cost of such court reporter for any interview shall be split equally among the Parties requesting transcripts of such interview.

2.6.5 Affidavits. The Patent Arbitrator may request, receive and consider the evidence of witnesses by affidavit, and shall give such evidence and any interview testimony such weight as the Patent Arbitrator determines is appropriate. If the Party against whom the affidavit is proffered objects, and the Party submitting such affidavit does not elect or is unable to make the affiant available for one (1) day of cross-examination by the Party against whom the affidavit is proffered, then the Patent Arbitrator may consider such evidence with any reduced weight as the Patent Arbitrator may deem appropriate given the affiant’s failure to appear and the reasons for such failure.

2.6.6 Oral Argument. Each of the Parties may, along with its counsel, make an oral argument before the Patent Arbitrator to supplement or augment the analysis contained in the Position and Rebuttal Binders. The length of, and procedures for, such oral arguments shall be determined by the Patent Arbitrator. The Patent Arbitrator may ask questions of the Party and its counsel to assist the Patent Arbitrator in making his determination of inventorship. During such oral argument, the Parties may only use evidence that is of record in the Litigation or set forth in or by reference in the Position or Rebuttal Binders, or was otherwise developed in the Patent Arbitrator’s witness interviews.

2.6.7 Inventorship Determination. The Patent Arbitrator shall make a determination regarding inventorship of each claim in the Naviaux Applications, the von Borstel Applications and, if applicable, the Page Applications as soon as practicable. The Patent Arbitrator’s determination of inventorship on a claim by claim basis shall be set out in writing and shall contain a brief explanation of the reasoning behind the determination with regard to each claim.

2.6.8 Interim Measures and Final Orders. The Patent Arbitrator may issue such orders for interim or final relief as the Patent Arbitrator may deem necessary to safeguard the property that is the subject matter of the patent arbitration, to preserve evidence, and to protect trade secrets or other proprietary information that might be disclosed during the arbitration.

2.7 Subsequent Patent and Trademark Office Action. If, at any time following the determination of the Patent Arbitrator in the patent arbitration, as a result of the prosecution of the applications that are the subject of the patent arbitration set forth in this Section 2 or subsequent actions by the PTO or its international equivalents, a modification of any one or more claims of an application, the inventorship of which was the subject of the patent arbitration described in this Section 2, results in a change of scope of such claims(s) such that Wellstat, the Regents or, in the case of the Page Applications, Repligen reasonably determine that the determination of inventorship by the Patent Arbitrator does not reach such claim(s) as modified, the Parties agree to cooperate in good faith to determine the inventorship of such claim(s) and accordingly modify the patent application to appropriately set forth such inventorship. In the

*	CONFIDENTIAL TREATMENT REQUESTED

event the Parties are unable to agree on the inventorship of such claim(s), the Parties agree that, at the time a notice of allowance (or its foreign equivalent) is issued with regard to a patent containing any such claim(s), the inventorship of such claim(s) (and only such claim(s)) shall be submitted to patent arbitration under the rules and procedures set forth in this Section 2 and using the same Patent Arbitrator who conducted the arbitration under this Section 2 (unless not available or unwilling). Notwithstanding the foregoing, if the Patent Arbitrator, upon learning of the new scope of the claim(s), does not believe a revision should be made in the inventorship determination, the Patent Arbitrator may so decide in his or her sole discretion without the formality of an arbitration proceeding and the Parties agree to be so bound by such determination.

2.8 Fees. The Patent Arbitrator’s per-diem fee shall be agreed upon by Wellstat, the Regents and the Patent Arbitrator prior to commencement of activities by the Patent Arbitrator and all fees and expenses for arbitration with respect to the Naviaux Applications and the von Borstel Applications shall be shared equally by Wellstat and the Regents. To the extent that Repligen is a party to the arbitration, all fees and expenses for arbitration apportionable to the Page Applications shall be paid by Wellstat or Repligen or shared equally by Wellstat and Repligen in accordance with Section 2.1.2.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

Article 3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit D are set forth in Exhibit H)

3. Ownership of Patent Rights.

3.1 Naviaux Applications.

3.1.1 If the Patent Arbitrator determines that no Wellstat Inventor is an inventor on even a single claim in the Naviaux Applications, then (a) the Regents will be the sole owner of the Naviaux Applications; (b) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; and (c) the prosecution of the Naviaux Applications, including, but not limited to, the national phase applications previously filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa, shall be controlled by the Regents and all costs of Patent Prosecution of the Naviaux Applications and any patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.2 If the Patent Arbitrator determines that (a) a Wellstat Inventor is an inventor on one or more claims in the Naviaux Applications and (b) that a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the Naviaux Applications, then (w) the Naviaux Applications will be owned jointly by the Regents and Wellstat, (x) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (y) the Regents shall take all steps necessary to amend the applications to add such Wellstat Inventor(s), Regents Inventor(s), and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; and (z) subject to the following sentences of this Section 3.1.2, the prosecution of the Naviaux Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Wellstat Inventor(s) are the sole inventor(s) on any of the claims in the Naviaux Applications that are to be owned jointly by the Regents and Wellstat pursuant to (w) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by Wellstat and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications (and patents issuing therefrom) after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.3 If the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims in the Naviaux Applications, then (a) Wellstat shall be the sole owner of the Naviaux Applications; (b) the Regents will take all steps necessary to amend the applications to add such

*	CONFIDENTIAL TREATMENT REQUESTED

Wellstat Inventor(s) as the sole inventor(s) and to remove all other inventors; (c) Wellstat shall at its sole cost and expense assume control of Patent Prosecution of such applications and any patents resulting therefrom; and (d) Repligen shall be released from any and all obligations under the December 2000 License, as amended, with respect to such Naviaux Applications.

3.2 Von Borstel Applications.

3.2.1 If the Patent Arbitrator determines no Regents Inventor or Third Party Inventor is an inventor on even a single claim in the von Borstel Applications, then (a) Wellstat will be the sole owner of the von Borstel Applications and (b) Patent Prosecution of the von Borstel Applications shall be controlled by Wellstat at its sole cost and expense.

3.2.2 If the Patent Arbitrator determines that (a) a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the von Borstel Applications and (b) a Wellstat Inventor is an inventor on one or more of the claims in such applications, then the (v) the von Borstel Applications will be owned jointly by the Regents and Wellstat; (w) the Regents will grant Wellstat a license under the claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (x) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; (y) the claims in the von Borstel Applications will be included in the Amended Repligen Licenses to the extent provided therein; and (z) subject to the following sentences of this Section 3.2.2, the prosecution of the von Borstel Applications shall be controlled by Wellstat and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Regents Inventor(s) and/or Third Party Inventor(s) are the only inventor(s) on any of the claims in the von Borstel Applications that are to be owned jointly by the Regents and Wellstat pursuant to (v) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by the Regents and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications and patents incurred by the Regents after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.2.3 If the Patent Arbitrator determines that Regents Inventors and/or Third Party Inventors are the only inventors on all of the claims in the von Borstel Applications, then (a) the Regents will be the sole owner of the von Borstel Applications; (b) the Regents will grant to Wellstat a license under all claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (c) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s) as the sole inventor(s) and to remove all other inventors; (d) the claims in the von Borstel Applications will be included in the December 2000 License, as amended, to the extent provided therein; and (e) the prosecution of the von Borstel Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

*	CONFIDENTIAL TREATMENT REQUESTED

3.3 Page Applications.

3.3.1 If the Patent Arbitrator reviews the inventorship of the Page Applications and determines that the inventors identified in such applications are incorrect in any way, then the Regents shall use its best efforts to take the necessary steps to have the inventorship amended to reflect the determination of the Patent Arbitrator. If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator determines Page to be an inventor on the Page Applications, then to the extent it is able to do so, the Regents will grant Wellstat a license under the claims in the Page Applications on the terms and conditions of the Regents/Wellstat License Agreement.

3.3.2 The Parties acknowledge that the Regents’ ability to grant Wellstat such an exclusive license is subject to the appropriate adjustment of Repligen’s contractual obligations to Deborah Brewer and Charles Moseley (and/or the assignment of such obligations to Wellstat) to reflect the fact that Repligen will not be commercializing Acylated Pyrimidines. The Parties will work in good faith to effectuate such adjustment or assignment promptly. To the extent the Regents is not able to grant Wellstat such an exclusive license, it shall grant Wellstat a license under all the claims in the Page Applications on the terms and conditions set forth in the Regents/Wellstat License Agreement.

3.3.3 If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator reviews the inventorship of the Page Applications and determines that Deborah Brewer or Charles Moseley is an inventor on one or more of the Page Applications, then the prosecution of the Page Applications shall continue to be controlled by Repligen and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7. If, however, the Patent Arbitrator determines that neither Deborah Brewer nor Charles Moseley is an inventor on the Page Applications, then the prosecution of the Page Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

Rights Charts

These charts generally reflect the allocation of the patent rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, and the Amended Repligen Licenses (Regents/Repligen License Agreements dated November 28, 2000 and December 13, 2000, each as amended as of even date herewith), before and after termination of the Regents/Wellstat License Agreement (and assume the Amended Repligen Licenses are still in effect).

Pre Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors alone)	Reserved rights for Brewer, and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents Inventors, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:|

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

*	CONFIDENTIAL TREATMENT REQUESTED

Post Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors)	Reserved rights for Brewer and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

Section 5.1.3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit F are set forth in Exhibit H)

5.1.3	If Wellstat or Repligen does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, Wellstat or Repligen, as the case may be, shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Regents and to Wellstat or Repligen, as the case may be, and any license that the withdrawing party had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be modified as provided in Section 2.3.5(c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the withdrawing party shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and Repligen give a Withdrawal Notice to the Regents, the non-withdrawing party (ies) shall remain liable for such costs to the Regents in accordance with Section 5.7 and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and Repligen, the Regents shall, at its sole discretion, have the right but not the obligation to prosecute such patent applications and claims in such patent applications and maintain such patents.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT G

Section 3.4.6 of Wellstat/Repligen Settlement Agreement

(defined terms used in this Exhibit G are set forth in Exhibit H)

3.4.6 The apportionment of costs for the Patent Prosecution of patents and/or patent applications within Patent Rights set forth herein shall be binding as between Wellstat and Repligen, but, subject to Paragraph 3.4.3 of this Agreement, Wellstat and Repligen shall each be jointly and severally liable to the Regents for any such costs incurred by the Regents after the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement that are obligated to be reimbursed by Wellstat or Repligen. Any such costs shall be paid within thirty (30) days following receipt by the party obligated to pay such costs of an itemized invoice from the party initially incurring such costs. The apportionment of costs for the Patent Prosecution of patents and/or patent applications shall be as follows, regardless of which party controls the prosecution:

Naviaux/Von Borstel Patent Prosecution Cost Sharing

Inventorship Determination	Applications for Non-Acylated Pyrimidines Only*	Applications for Acylated Pyrimidines Only*	Any Application Containing Both Acylated & Non- Acylated Pyrimidines Claims*
If only Regents Inventors and/or Third Party Inventors are determined to be the inventors:	Repligen pays 100%	Wellstat pays 100%	Repligen pays 50%

If only Wellstat Inventors are determined to be the inventors:	Wellstat pays 100%	Wellstat pays 100%	Wellstat pays 100%

If both (i) Regents Inventors and/or Third Party Inventors & (ii) Wellstat Inventors are determined to be the inventors:	Repligen pays 50% Wellstat pays 50%	Wellstat pays 100%	Repligen pays 25% Wellstat pays 75%

*	CONFIDENTIAL TREATMENT REQUESTED

Page Patent Prosecution Cost Sharing

Inventor Determination	Cost Sharing
If neither Repligen nor Wellstat requests de novo review of Page Application:	Repligen pays 75% Wellstat pays 25%
If Patent Arbitrator determines Page is the only inventor:	Repligen pays 50% Wellstat pays 50%
If Patent Arbitrator determines Page and either Brewer or Moseley are inventors:	Repligen pays 75% Wellstat pays 25%
If Patent Arbitrator determines Brewer and/or Moseley are the only inventors:	Repligen pays 50% Wellstat pays 50%

*	Determined by whether the making (or the use in practicing a claimed method) of Acylated Pyrimidines or Non-Acylated Pyrimidines would literally infringe the claim.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT H

Article 1 of Regents/Wellstat Settlement Agreement

1. Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 “Actions and Claims” mean any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and Third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the Litigation, excluding claims of interference proceedings as described in Section 2.1.5 of this Agreement and/or claims of inventorship, which will be governed by arbitration as set forth in Section 2 of this Agreement.

1.2 “Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

1.3 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.4 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 (the “November 2000 License”) between Repligen and the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” and the License Agreement dated December 13, 2000 (the “December 2000 License”) between Repligen and the Regents for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease,” each as amended as of even date herewith. The Amended Repligen Licenses shall be attached hereto as Exhibit A and Exhibit B.

*	CONFIDENTIAL TREATMENT REQUESTED

1.5 “CTA” means the August 1995 Clinical Trial Agreement between the Regents and Wellstat, attached hereto as Exhibit C.

1.6 “Effective Date” means the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents.

1.7 “FDA” means the United States Food and Drug Administration.

1.8 “Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. Naviaux Applications shall include, inter alia, the national phase applications based on WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

1.9 “Naviaux Study” means Naviaux’s treatment of patients with mitochondrial disorders with PN401.

1.10 “Neutral” shall mean a third party who, during the pendancy of his or her involvement in matters specified in Section 2 and/or Section 15 of this Agreement, does not and shall not have any “conflict of interest” (personal or imputed) with any of the Parties, as that term is defined in the Model Rules of Professional Conduct approved by the American Bar Association House of Delegates, August 2002, unless such conflict has been expressly waived by the non-conflicted Party or Parties. For purposes of interpreting conflict of interest provisions of the Model Rules, (i) a party appearing in a separate current matter before an arbitrator or mediator shall be deemed a “client” of the arbitrator or mediator, (ii) a personal “conflict of interest” in one or more members of a given ADR organization shall not create an imputed “conflict of interest” in the other members of such ADR organization and (iii) none of the Regents, Wellstat and Repligen will be considered a “client” of the Hon. Herbert B. Hoffman solely by virtue of his acting as a mediator in the negotiation of the Resolution Documents.

1.11 “Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

1.12 “Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

*	CONFIDENTIAL TREATMENT REQUESTED

1.13 “Patent Arbitrator” means a single, Neutral arbitrator, who is a member of the patent bar.

1.14 “Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the patent arbitration contemplated by Article 2 of this Agreement.

1.15 “Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux Applications, the von Borstel Applications and/or the Page Applications.

1.16 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

1.17 “Proprietary Information” means all proprietary information and confidential information owned by, licensed to, or controlled by Wellstat, which may include, but is not limited to, materials, compounds, specifications, chemical formulas, formulations, devices, apparatuses, instrumentation, preparations, processes, methods, assays, data, preclinical and clinical data, laboratory methods, manufacturing and production methods, methods of detection, mechanisms of action, results from on-going investigations, studies, reports or summaries relating to FDA and other regulatory compliance, chemistry, toxicology, pharmacology and pharmacokinetics information, research and development plans, clinical plans and protocols, market research, business plans, sales and marketing information, financial information, technical information, know-how, show-how, and other sensitive business information. Without limiting the breadth of the foregoing, Wellstat specifically considers its Investigators’ Drug Brochures, the specifications and particle size of PN401 and unpublished clinical data relating to PN401 to be Proprietary Information. Proprietary Information shall not include: (a) information which at the time of disclosure to the Regents or its Affiliates is in the public domain through no breach of any confidentiality obligation on the part of the Regents or its Affiliates, agents or employees (provided that information in the public domain as a result of a breach of a confidentiality obligation alleged by Wellstat in the Litigation shall be excluded from the definition of Proprietary Information); (b) information which, after disclosure to the Regents or its Affiliates, becomes part of the public domain by publication or otherwise through no act or omission of the Regents or its Affiliates, agents or employees; (c) information received by the Regents or its Affiliates from a third party who did not receive such information under an obligation of confidentiality to Wellstat or its Affiliates; (d) information which is required to be disclosed by the Regents to comply with applicable laws or regulations (including the California Public Records Act); or (e) information that the Regents can establish by written records was in its possession at the time of disclosure to the Regents or its Affiliates; provided, that (i) the exception described in subparagraph (e) does not apply to information received by the Regents or its Affiliates as a result of the Litigation or to information relating to Acylated Pyrimidines that

*	CONFIDENTIAL TREATMENT REQUESTED

the Regents or its Affiliates, agents or employees previously has received from Wellstat or Repligen and (ii) Proprietary Information shall not be deemed to be in the public domain merely because part of such Proprietary Information is embodied in general disclosures or because individual features, components or combinations of such Proprietary Information are now or become known to the public.

1.18 “PTO” means the United States Patent and Trademark Office.

1.19 “Regents Inventor” means, with respect to a claim, Naviaux, Dr. Theodore Page (“Page”), or any Person who is obliged to assign rights in the invention disclosed in such claim to the Regents other than pursuant to Section 3, and shall expressly exclude von Borstel and Dr. Joel Saydoff.

1.20 “Regents Released Parties” means any or all of (a) the Regents, (b) the current or former Affiliates of the Regents, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors, trustees and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including Naviaux.

1.21 “Regents/Repligen Settlement Agreement” means that certain Regents/Repligen Settlement Agreement of even date herewith between the Regents, Repligen and Naviaux and attached hereto as Exhibit D.

1.22 “Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between the Regents and Wellstat and attached hereto as Exhibit E.

1.23 “Resolution Documents” means this Agreement, the Regents/Repligen Settlement Agreement, the Wellstat/Repligen Settlement Agreement, the Regents/Wellstat License Agreement, and each of the Amended Repligen Licenses.

1.24 “Selection Representative” shall have the meaning set forth in Section 2.2.

1.25 “Sponsor Rights” means the overriding obligations to the Federal government under 35 U.S. C. §§ 200-212 and applicable governmental implementing regulations that may exist based on federal grant monies received by Naviaux and/or Page as of the date the Naviaux Applications and/or the Page Applications, respectively, were filed.

1.26 “Term Sheet Effective Date” means July 11, 2003.

1.27 “Third Party Inventor” means Deborah Brewer or Charles Moseley.

1.28 “TTIPS” means the Office of Technology Transfer and Intellectual Property Services at UCSD.

1.29 “UCSD” means the University of California, San Diego.

*	CONFIDENTIAL TREATMENT REQUESTED

1.30 “von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excludes U.S. Patent No. 6,472,378.

1.31 “Wellstat Inventor” means, with respect to a claim, von Borstel or any other Person who is obliged to assign rights in the invention disclosed in such claim to Wellstat or one or more of its Affiliates other than pursuant to Section 3 and shall expressly exclude Naviaux, Page, Deborah Brewer and Charles Moseley.

1.32 “Wellstat Released Parties” means any or all of (a) Wellstat, (b) the current and former Affiliates of Wellstat, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including von Borstel.

1.33 “Wellstat/Repligen Settlement Agreement” means that certain Wellstat/Repligen Settlement Agreement dated as of even date herewith between Wellstat and Repligen and attached hereto as Exhibit F.

1.34 “Yu Study” means the program of treatment of patients with 5’ Nucleotidase Excess Disorder with PN401 by Dr. Alice Yu and her colleagues.

*	CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT TO THE LICENSE AGREEMENT

BETWEEN REPLIGEN CORPORATION AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR CASE NO. SD 1999-068

“ THE USE OF PN401 IN THE TREATMENT OF

MITOCHONDRIAL DISEASE”

THIS AMENDMENT (“Amendment”) is made by and between Repligen Corporation, a Delaware corporation having an address at 41 Seyon Street, Building #1, Waltham, Massachusetts 02453 (“Repligen” or “LICENSEE”) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“The Regents” or “UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”). Repligen and The Regents are each referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

This Agreement is effective on the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents (as defined below) (“Effective Date”).

RECITALS

WHEREAS, the Parties entered into a License Agreement, effective December 13, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 1999-068 ‘The Use Of PN401 In The Treatment Of Mitochondrial Disease,’” which is attached hereto as Exhibit A (the “License Agreement”), pursuant to which Repligen obtained certain rights from The Regents for commercial development, use, and sale of the inventions disclosed in UCSD Case Docket No. SD 1999-068, naming Dr. Robert Naviaux (“Naviaux”) as inventor, in return for good and valuable consideration as described therein; and

WHEREAS, Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”) brought suit against The Regents, Naviaux and Repligen in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and The Regents and Naviaux filed counterclaims against Wellstat and Dr. Reid von Borstel (“von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

WHEREAS, Wellstat, von Borstel, The Regents, Naviaux and Repligen participated in mediation conducted in San Diego, California from May 27 to June 3, 2003; and

WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”) and certain terms of which were implemented in, and which in its entirety was superceded by, a Settlement Agreement of even date herewith, by and between Wellstat, von Borstel, The Regents and

*	CONFIDENTIAL TREATMENT REQUESTED

Naviaux (“Regents/Wellstat Settlement Agreement”), in a Settlement Agreement of even date herewith, by and between The Regents and Repligen (“Regents/Repligen Settlement Agreement”), and in a Settlement Agreement of even date herewith, by and between Wellstat and Repligen (“Wellstat/Repligen Settlement Agreement”);

WHEREAS, the Parties hereto wish to amend the License Agreement with Repligen agreeing to relinquish certain rights granted by The Regents therein in return for good and valuable consideration;

WHEREAS, the Parties recognize that, while certain issues with respect to inventorship shall remain uncertain until the completion of the Patent Arbitration, this Amendment shall nonetheless be effective as of the Effective Date; and

WHEREAS, in view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to amend the License Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the promises and agreements contained within the License Agreement and this Amendment, and other good and valuable consideration (as described in Article 4 of the Regents/Repligen Settlement Agreement; Article 4 is reproduced here as Exhibit B), the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. The first Recital is hereby amended to read:

WHEREAS, the inventions claimed in the Patent Rights (as defined below) shall be referred to herein as the “Inventions.”

2. The second Recital is hereby deleted in its entirety.

3. Definitions. For purposes of this Amendment, each of the following terms or phrases shall have the meaning ascribed thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

4. Paragraph 1.6 is hereby amended to read:

1.6	“Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux/Page Invented Claims and the Jointly Invented Claims of the Naviaux Applications and von Borstel Applications that, as a result of the Patent Arbitration, become or remain owned by UNIVERSITY (either solely or jointly with Wellstat and/or LICENSEE).

5. Paragraph 1.8 is hereby deleted in its entirety.

6. Paragraph 1.9 of the License Agreement is hereby amended to read:

*	CONFIDENTIAL TREATMENT REQUESTED

1.9	“Licensed Product” means compounds that are not Acylated Pyrimidines, in combination with or not in combination with a Permitted Impurity, that are used to practice any Licensed Method.

7. Paragraph 1.11 of the License Agreement is hereby amended to read:

1.11	“Patent Costs” means all out-of-pocket expenses for the Patent Prosecution of all United States and foreign patents included in the Naviaux Applications or von Borstel Applications.

8. Paragraph 1.14 is hereby amended to read:

1.14	“Pro-Neuron” means any or all of: (i) Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”), (ii) any entity which is a successor to Wellstat, and (iii) any company acquiring assets from Wellstat wherein said assets are inclusive of rights that overlap or conflict with Patent Rights.

9. Paragraph 1.15 is hereby added to the License Agreement to read:

1.15	“Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

10. Paragraph 1.16 is hereby added to the License Agreement to read:

1.16	“Jointly Invented Claims” means those claims within the Naviaux Applications and von Borstel Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented jointly by (a) one or more Wellstat Inventors and (b) one or more Regents Inventors and/or one or more Third Party Inventors.

*	CONFIDENTIAL TREATMENT REQUESTED

11. Paragraph 1.17 is hereby added to the License Agreement to read:

1.17	“Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. “Naviaux Applications” shall include, inter alia, the national phase applications based on PCT application WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

12. Paragraph 1.18 is hereby added to the License Agreement to read:

1.18	“Naviaux/Page Invented Claims” means those claims of the Naviaux Applications and von Borstel Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented by one or more Regents Inventors and/or one or more Third Party Inventors, and not by any Wellstat Inventor.

13. Paragraph 1.19 is hereby added to the License Agreement to read:

1.19	“Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

14. Paragraph 1.20 is hereby added to the License Agreement to read:

1.20	“Patent Arbitration” means the process for determining inventorship of the Naviaux Applications and von Borstel Applications contemplated by Article 2 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit C).

15. Paragraph 1.21 is hereby added to the License Agreement to read:

1.21	“Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the Patent Arbitration contemplated by Article 2 of the Regents/Wellstat Settlement Agreement.

16. Paragraph 1.22 is hereby added to the License Agreement to read:

1.22	“Permitted Impurity” means, with respect to compounds that are not Acylated Pyrimidines, a trace amount of Acylated Pyrimidine not intended to and unlikely to have any significant therapeutic effect and resulting solely from the inability of

*	CONFIDENTIAL TREATMENT REQUESTED

Repligen or its Sublicensees, acting in a commercially reasonable manner, to produce such compound free of Acylated Pyrimidines, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Acylated Pyrimidines and Non-Acylated Pyrimidines in such combination in finished form.

17. Paragraph 1.23 is hereby added to the License Agreement to read:

1.23	“Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

18. Paragraph 1.24 is hereby added to the License Agreement to read:

1.24	“Regents Inventor” means, with respect to a claim, Naviaux, Page, or any Person who is obliged to assign rights in the invention disclosed in such claim to UNIVERSITY other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D).

19. Paragraph 1.25 is hereby added to the License Agreement to read:

1.25	“Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between Wellstat and UNIVERSITY.

20. Paragraph 1.26 is hereby added to the License Agreement to read:

1.26	“Resolution Documents” shall have the meaning set forth in Section 1.26 of the Regents/Wellstat Settlement Agreement (reproduced here in Exhibit H).

21. Paragraph 1.27 is hereby added to the License Agreement to read:

1.27	“Third Party Inventor” means Deborah Brewer or Charles Moseley.

22. Paragraph 1.28 is hereby added to the License Agreement to read:

1.28	“von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excluding U.S. Patent No. 6,472,378.

*	CONFIDENTIAL TREATMENT REQUESTED

23. Paragraph 1.29 is hereby added to the License Agreement to read:

1.29	“von Borstel Invented Claims” means those claims of the Naviaux Applications and von Borstel Applications determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented by one or more Wellstat Inventors, and not by any Regents Inventor and/or Third Party Inventor.

24. Paragraph 1.30 is hereby added to the License Agreement to read:

1.30	“Wellstat Inventor” means, with respect to a claim, von Borstel or any other employee of Wellstat or one or more of its Affiliates who is not obliged to assign rights in the invention disclosed in such claim to UNIVERSITY, other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D), or to Repligen.

25. Paragraph 2.1 is hereby amended to read:

2.1	License.

(a)	Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under UNIVERSITY’s rights in the Patent Rights to develop, make, have made, use, sell, offer for sale, and import Licensed Products and practice Licensed Methods using Licensed Products in the Field within the Territory and during the Term.

(b)	The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Naviaux/Page Invented Claims is exclusive (subject to Wellstat’s rights with respect to “Permitted Impurities” as defined in the Regents/Wellstat License Agreement) with respect to Licensed Products. The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Jointly Invented Claims is co-exclusive (with Wellstat and its sublicensees) with respect to Licensed Products. Notwithstanding the foregoing, under no circumstances (other than application of Paragraph 2.1(c) below) is any license granted pursuant to this Agreement under the Patent Rights, whether by implication, exhaustion, estoppel, waiver or otherwise, to develop, make, have made, use, offer for sale, sell, or import any Acylated Pyrimidine, whether alone or in combination with other compositions of matter, other than solely a Permitted Impurity in a combination with one or more Licensed Products.

(c)	If, upon termination of the Regents/Wellstat License Agreement, this Agreement has not been terminated and LICENSEE is not in material breach of this Agreement, UNIVERSITY agrees to expand the definition of Licensed Product to include any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claims within the Naviaux/Page Invented Claims or the Jointly Invented Claims and to expand the exclusivity of the licenses granted herein to be exclusive under UNIVERSITY’s rights in the Naviaux/Page Invented Claims and co-exclusive (with Wellstat) under UNIVERSITY’s rights in the Jointly Invented Claims; provided that such expansion of Repligen’s rights hereunder shall be subject to the rights of any sublicensee of Wellstat’s rights under the Regents/Wellstat License Agreement that survive such termination.

*	CONFIDENTIAL TREATMENT REQUESTED

(d)	No rights are granted under this Agreement, expressly or by implication, exhaustion, estoppel, waiver, or otherwise, under the von Borstel Invented Claims.

(e)	Appended hereto as Exhibit E are charts reflecting the allocation of rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, this Agreement and the License Agreement, effective November 28, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 2000-166 ‘Treatment for Hyperuricosuric Autism,’” as amended. Such charts are appended hereto for illustration purposes only and in the event of a conflict between the terms of this Agreement and such charts, the terms of the Agreement shall control.

26. Paragraph 2.2(a) is hereby amended to read:

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for so long as the license is exclusive or co-exclusive.

27. Paragraph 2.2(b)(2) is hereby amended to read:

(2) to the extent applicable, include all of the rights of and obligations due to UNIVERSITY and contained in this Agreement;

28. Commencing with the payment for 2003, the amount of the License Maintenance Fees provided by Paragraph 3.1(b) of the License Agreement is hereby decreased from *. This change is not retroactive for payments for 2002 or years prior to 2002. All other terms of this provision remain unchanged.

29. Paragraph 3.1(c) of the License Agreement is hereby amended to read:

c) milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights.

*	CONFIDENTIAL TREATMENT REQUESTED

(2) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights but no later than September 30, 2010.

(3) *	Receipt by LICENSEE or a Sublicensee of LICENSEE of a approval letter from the U.S. Food & Drug Administration for the commercial sale of a Licensed Product but no later than September 30, 2012.

i) In the event that a milestone payment becomes due wherein the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii) The “3rd” milestone payment of * payable by LICENSEE to UNIVERSITY under this Agreement.

30. Paragraph 3.1(f) is hereby added to the License Agreement.

(f)	In the event that the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims of the Naviaux Applications and the von Borstel Applications pursuant to the “Patent Arbitration” procedures and “Ownership of Patent Rights” provisions set forth in Articles 2 and 3 of the Regents/Wellstat Settlement Agreement, LICENSEE shall no longer have any rights under this Agreement and this Agreement shall automatically terminate.

31. Paragraph 3.2 is hereby amended to read:

3.2 Patent Costs.

(a)	LICENSEE shall reimburse UNIVERSITY for all Patent Costs incurred by the Regents at any time prior to the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY.

(b)	As of the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, and subject to Section 5.1.3 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit F, LICENSEE agrees that LICENSEE and Wellstat shall be jointly and severally liable to UNIVERSITY for all Patent Costs. Without limiting the foregoing, the parties hereto acknowledge that LICENSEE and Wellstat have agreed to an allocation of responsibility, as between themselves, for Patent Costs that is set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, and attached hereto as Exhibit G. In addition, LICENSEE shall, with respect to

*	CONFIDENTIAL TREATMENT REQUESTED

LICENSEE’s portion of Patent Costs as set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, pay to UNIVERSITY a fifteen percent (15%) patent service fee.

32. Paragraph 3.5 is hereby deleted in its entirety.

33. In both Paragraphs 4.2(b) and 4.3(c), the term “one percent (1%) per month” is hereby amended to read “ten percent (10%) per year.”

34. Paragraph 4.3(b)(5) is hereby deleted in its entirety.

35. Paragraphs 5.1 (b) and 5.1(c) are hereby amended to read:

(b)	In the event that UNIVERSITY is responsible for Patent Prosecution of the Naviaux Applications or the von Borstel Applications or claims thereof:

(1) UNIVERSITY shall provide LICENSEE with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Naviaux Applications or the von Borstel Applications and UNIVERSITY will also consider in good faith all suggestions of LICENSEE as to prosecution and extension matters, including scope of claims and patent term, of each such application.

(2) UNIVERSITY shall prepare, file and prosecute patent applications as to the Naviaux Applications or the von Borstel Applications, as the case may be, and maintain patents issued from such applications in such jurisdictions as LICENSEE shall request.

(3) If LICENSEE does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, LICENSEE shall give prompt written notice (a “Withdrawal Notice”) of such fact to UNIVERSITY and to Wellstat and any license that LICENSEE had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be terminated. From and after the date of delivery of the Withdrawal Notice, LICENSEE shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and LICENSEE give a Withdrawal Notice to UNIVERSITY, the non-withdrawing party shall remain liable for such costs to the Regents in accordance with Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and LICENSEE, UNIVERSITY shall, at its sole discretion, have the right but not the obligation to prosecute and maintain such patent applications and claims in such patent applications.

*	CONFIDENTIAL TREATMENT REQUESTED

(c) If UNIVERSITY elects not to prepare, file, prosecute or maintain any of the Naviaux Applications or the von Borstel Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify Wellstat and LICENSEE of that election. If UNIVERSITY elects not to prepare, file, prosecute or maintain any Naviaux Application or von Borstel Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, Wellstat shall have the right to step in and take over responsibility for Patent Prosecution of such applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to UNIVERSITY and LICENSEE; provided that all costs of such Patent Prosecution (including attorneys’ fees) incurred after the date such notice is given by Wellstat shall be shared as set forth in Section 5.7 of the Regents/Wellstat Settlement Agreement. If Wellstat elects not to prepare, file, prosecute or maintain any of the Naviaux Applications or von Borstel Applications or claims thereof for which is it responsible pursuant to the Regents/Wellstat Settlement Agreement or any Naviaux Applications or von Borstel Applications or claims thereof with respect to which UNIVERSITY has elected not to prepare, file, prosecute or maintain, LICENSEE shall have the right, by notice to UNIVERSITY and Wellstat and at its sole cost and expense, to step in and take over responsibility for Patent Prosecution of such Naviaux Applications or von Borstel Applications or claims thereof in the name and on behalf of the owner(s) thereof to the extent necessary to protect its rights under this Agreement.

36. Paragraph 5.1(d) is hereby deleted in its entirety.

37. The first sentence of Paragraph 5.2(b) is hereby amended to read:

During the period in which LICENSEE has exclusive rights or co-exclusive rights under this Agreement, LICENSEE has the right to take legal action for infringement of the Patent Rights against such third party for its use of Licensed Products within the scope of LICENSEE’s exclusive or co-exclusive rights.

38. LICENSEE acknowledges that its rights in certain circumstances to control the prosecution of and to obtain recoveries from actions brought pursuant to Section 5.2 are rights with respect to UNIVERSITY and may be impacted in some circumstances by Wellstat’s rights to control the prosecution of and to obtain recoveries from actions brought under Wellstat’s potential rights as a joint owner of the Naviaux Applications and/or the von Borstel Applications and/or pursuant to Section 5.2 of the Regents/Wellstat License Agreement.

*	CONFIDENTIAL TREATMENT REQUESTED

39. Paragraph 5.4 is hereby added to the License Agreement to read:

5.4	Further Assurances. Each of the Parties agrees to cooperate with each other Party as reasonably requested by such other Party in order to effectuate the provisions of this Amendment and the License Agreement. Such cooperation shall include, without limitation, (a) taking any and all actions with regard to the PTO or any foreign equivalent to ensure that the inventorship of all claims in the patent applications that are subject to the Patent Arbitration is accurately reflected in the files of the PTO and any foreign equivalent; and (b) transitioning any files, data or other information to any Party preparing, filing, prosecuting, maintaining, enforcing (subject to Section 5.2 herein) or seeking patent term extension of any of the Naviaux Applications or von Borstel Applications. Any such cooperation may also include, without limitation, signing all papers to be filed with the PTO and/or any foreign equivalent, including patent applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, that any Party may request in order to effectuate the provisions of this Amendment and the License Agreement.

40. The address and telephone numbers for LICENSEE set forth in Paragraph 10.1 of the License Agreement is hereby amended to read:

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attention: President

Telephone: (781) 250-0111

Telefax: (781) 250-0115

41. Effect of Amendment. Except as expressly set forth herein, the License Agreement is not amended or modified in any other respect and shall remain in full force and effect in accordance with the terms thereof.

42. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.

[Remainder of Page Intentionally Left Blank]

*	CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and acknowledge this Amendment to the License Agreement Between Repligen Corporation and the Regents of the University of California for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease” on the day and year written.

REPLIGEN

Repligen Corporation, a Delaware corporation

By:	/s/ Walter Herlihy

Its: Authorized Officer

Date:	November 15, 2004

REGENTS

The Regents of the University of California

By:	/s/ P. Martin Simpson
P. Martin Simpson, General Counsel
Its: Authorized Officer

Date:	November 8, 2004

*	CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

LICENSE AGREEMENT

BETWEEN

REPLIGEN CORPORATION

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

CASE NO. SD 1999-068

“THE USE OF PN401 IN THE TREATMENT OF MITOCHONDRIAL DISEASE”

*	CONFIDENTIAL TREATMENT REQUESTED

*	CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

This agreement (“Agreement”) is made by and between Repligen Corporation, a Delaware corporation having an address at 117 Fourth Avenue, Needham, MA 02194 (“LICENSEE”) and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

This Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, the inventions disclosed in UCSD Case Docket No. SD1999-068 and titled “The Use Of Pn401 In The Treatment Of Mitochondrial Disease” (“Invention”), were made in the course of research at UCSD by Robert Naviaux, M.D., Ph.D. and his associates (hereinafter the “Inventors”) and are covered by Patent Rights as defined below;

WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations;

WHEREAS, Robert Naviaux, M.D., Ph.D. is an employee of UCSD and is obligated to assign all of his right, title and interest in the Invention to UNIVERSITY;

WHEREAS, UNIVERSITY is desirous that the Invention be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;

WHEREAS, LICENSEE entered into a secrecy agreement (UC Control No. 2001-20-0011) with UNIVERSITY, effective July 5, 2000 (“Secrecy Agreement”), for the purpose of evaluating the Invention;

WHEREAS, LICENSEE is desirous of obtaining certain rights from UNIVERSITY for commercial development, use, and sale of the Invention, and the UNIVERSITY is willing to grant such rights; and

WHEREAS, LICENSEE understands that UNIVERSITY may publish or otherwise disseminate information concerning the Invention at any time pursuant to the terms and conditions of this Agreement and that LICENSEE is paying consideration thereunder for its early access to the Invention not continued secrecy therein.

NOW THEREFORE, the parties agree:

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1	“Affiliate” means any corporation or other business entity in which LICENSEE owns or controls, directly or indirectly, at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors, or in which LICENSEE is owned or controlled directly or indirectly by at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least twenty percent (20%), then an “Affiliate” includes any company in which LICENSEE owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

1.2	“Sublicensee” means a third party to whom LICENSEE grants a sublicense of certain rights granted to LICENSEE under this Agreement.

1.3	“Field” means therapeutic use.

1.4	“Territory” means all countries of the world.

1.5	“Term” means the period of time beginning on the Effective Date and ending on the later of (i) the expiration date of the longest-lived Patent Rights; or (ii) the twenty-first (21st) anniversary of Effective Date.

1.6	Patent Rights” means the US patent application # 60/121,588 and PCT Application WO00/50043, both entitled “Methods and Treatment of Mitochondrial Disease”, disclosing and claiming the Invention, filed by Inventors and assigned to UNIVERSITY as well as any continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents and ii) rights which UNIVERSITY may have or later gain in and to any patents which issue from patent applications filed by Pro-Neuron and which claim the Invention.

1.7	“Licensed Method” means any method that is covered by Patent Rights the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement of any pending or issued and unexpired claim within Patent Rights.

1.8	“Sponsor Rights” means all the applicable provisions of any license to the United States Government executed by UNIVERSITY and the overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable governmental implementing regulations.

*	CONFIDENTIAL TREATMENT REQUESTED

1.9	“Licensed Product” means any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claim within the Patent Rights.

1.10	“Net Sales” means the total of the gross invoice prices of Licensed Products sold by LICENSEE, its Sublicensee, an Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales (except for value-added and income taxes imposed on the sales of Licensed Products in foreign countries); transportation charges; or credits to customers because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (i) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (ii) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate.

1.11	“Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs shall also include reasonable out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, and opposition activities related to patents or applications in Patent Rights.

1.12	“Combination Product” means any product which is a Licensed Product and contains other product(s) or product component(s) that (i) does not use Invention or Patent Rights; (ii) the sale, use or import by itself does not contribute to the infringement of Patent Rights; (iii) can be sold separately by LICENSEE, its Sublicensee or an Affiliate; and (iv) enhances the market price of the final product(s) sold, used or imported by LICENSEE, its Sublicensee, or an Affiliate.

1.13	“Valid Claim” means any claim(s) pending in a patent application or in an unexpired patent included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

1.14	“Pro-Neuron” means any or all of: i) Pro-Neuron Inc. of Gaithersburg, MD a private company developing, among other things, therapeutic forms of uridine for human use, ii) any entity which is a successor to Pro-Neuron Inc., and iii) any company acquiring assets from Pro-Neuron Inc. wherein said assets are inclusive of rights that overlap or conflict with Patent Rights

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 2. GRANTS

2.1	License. Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under Patent Rights to make, have made, use, sell, offer for sale, and import Licensed Products in the Field within the Territory and during the Term.

The license granted herein under Patent Rights is exclusive and UNIVERSITY shall not grant to third parties a further license under Patent Rights in the Field, within the Territory and during the Term.

2.2	Sublicense.

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for as long the license is exclusive.

(b)	With respect to sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:

(1)	not receive, or agree to receive, anything of value in lieu of cash as considerations from a third party under a sublicense granted pursuant to Paragraph 2.2(a) without the express written consent of UNIVERSITY;

(2)	to the extent applicable, include all of the rights of and obligations due to UNIVERSITY (and, if applicable, the Sponsor’s Rights) and contained in this Agreement;

(3)	promptly provide UNIVERSITY with a copy of each sublicense issued; and

(4)	collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.

(c)	Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all sublicenses.

2.3	Reservation of Rights. UNIVERSITY reserves the right to:

(a)	use the Invention and Patent Rights for educational and research purposes;

(b)	publish or otherwise disseminate any information about the Invention so long as such dissemination will in no way compromise the ability to obtain or maintain patentability of the Invention or any improvements made thereto; and

(c)	allow other nonprofit institutions to use Invention and Patent Rights solely for educational and non-commercial research purposes in their facilities.

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 3. CONSIDERATIONS

3.1	Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial considerations for the exclusive license granted herein to LICENSEE under Patent Rights. LICENSEE shall pay UNIVERSITY:

(a)	a license issue fee of * upon execution of this Agreement.

(b)	license maintenance fees of * per year and payable on the first (1ST) anniversary of the Effective Date and annually thereafter on each anniversary; provided however, that LICENSEE’S obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product;

(c)	milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights.

(2) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights, but no later than March 31, 2008.

(3) *	Receipt by LICENSEE or a Sublicensee of LICENSEE of a final approval letter from the US Food and Drug Administration for the commercial sale of a Licensed Product but no later than March 31, 2010

i) In the event that a milestone payment becomes due wherein the human therapeutic candidate or the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii) The “3rd” milestone payment * payable by LICENSEE to UNIVERSITY under this agreement.

(d)	an earned royalty of * on Net Sales of Licensed Products for therapeutic uses by LICENSEE, Sublicensee and/or LICENSEE’S Affiliate(s), subject to the following deductions and/or adjustments:

*	CONFIDENTIAL TREATMENT REQUESTED

i)	The earned royalty due on Net Sales of Combination Product by LICENSEE and/or its Affiliate(s) shall be calculated as below:

Earned Royalties due UNIVERSITY = A/(A+B+C . . .) x Royalty Rate on Net Sales of the Licensed Products applicable in (i) or (ii) x Net Sales of Combination Product, where: A is the separately listed sale price of the Licensed Product or Licensed Product components; and B and C . . . are the separately listed sale prices of the individual products or product components, respectively, that satisfied the requirements outlined in Paragraph 1.13. In the event that LICENSEE does not separately sell any of the B, C . . . products or product components used in Combination Product, a theoretical sale price shall be determined based upon the enhancement of the market price of the final product according to 1.13.

ii)	The earned royalty will be reduced by * to a floor of *, during any period and in any country in which LICENSEE shares exclusivity with Pro-Neuron with respect to commercialization of Licensed Product. LICENSEE must provide documentation or proof of such sharing of exclusivity to UNIVERSITY to initiate this reduction.

iii)	If LICENSEE is required to obtain an agreement from any third party or parties which is not an Inventor in order to commercialize Licensed Product, then the earned royalty rate will be reduced by the actual royalty rate LICENSEE is required to pay said third party or parties, to a floor of * . LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction

iv)	Under no circumstances will the royalty due on Licensed Product be reduced to less than *.

(e)	beginning the calendar year of commercial sales of the first Licensed Product by LICENSEE, its Sublicensee, or an Affiliate and if the total earned royalties paid by LICENSEE under Paragraphs 3.1(d) and (e) to UNIVERSITY in any such year cumulatively amounts to *, LICENSEE shall pay to UNIVERSITY a minimum annual royalty on or before February 28 following the last quarter of such year which is equal to the difference between amount noted above and the total earned royalty paid by LICENSEE for such year under Paragraphs 3.1(d) and (e); provided, however, that for the year of commercial sales of the first Licensed Product, the amount of minimum annual royalty payable shall be pro-rated for the number of months remaining in that calendar year.

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2	Patent Costs. LICENSEE shall reimburse UNIVERSITY all past (prior to the Effective Date) and future (on or after the Effective Date) Patent Costs plus a

*	CONFIDENTIAL TREATMENT REQUESTED

fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY. Estimated service fees as of December 12, 2000 are approximately *.

3.3	Research Funding. Within sixty (60) days of the execution of this Agreement, the parties will mutually agree upon a work plan to be carried out by Dr. Naviaux of UCSD. LICENSEE agrees to provide no less than * per year for two years, with the second year funding subject to an annual review at the one year anniversary.

3.4	Due Diligence.

(a)	LICENSEE shall:

(1)	meet with Dr. Robert Naviaux and colleagues at UCSD on or about January 11, 2001 to discuss several items including details of drug supply and FDA regulatory approval for clinical trials;

(2)	diligently proceed within a reasonable time with the development, manufacture and sale of Licensed Products;

(3)	submit to UNIVERSITY, within a reasonable time, a clinical development plan for a therapeutic candidate covered under Patent Rights (This clinical development plan will require REPLIGEN to work with Dr. Richard Haas and/or Dr. Naviaux of UCSD to develop this program.);

(4)	market Licensed Products in the United States within six (6) months of receiving regulatory approval to market such Licensed Products if and as regulatory approval is required;

(5)	obtain all necessary governmental approvals world-wide for the manufacture, use and sale of Licensed Products if and as such approval is required; and

(6)	reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement.

(b)	If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(1)-(4), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’S exclusive license to a nonexclusive license. Termination shall follow procedures outlined in Section 7.2, “Termination by the Regents”. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2.

3.5	Other Parties. LICENSEE acknowledges that it is aware that a third party, Pro-Neuron of Gaithersburg, Maryland, has filed a US patent application which claims subject matter which may be overlapping with the Invention. LICENSEE further acknowledges that Pro-Neuron may claim or seek to assert rights to UNIVERSITY’s interest in the

*	CONFIDENTIAL TREATMENT REQUESTED

Invention. To the extent of the actual knowledge of David A. Odelson, a Senior Licensing Officer at the University of California-San Diego, UNIVERSITY represents and warrants that it has provided to LICENSEE copies of all written contracts made by and between Pro-Neuron and UNIVERSITY as described and included in Appendix A. LICENSEE and UNIVERSITY jointly and separately covenant to use best efforts to reach a resolution with Pro-Neuron whereby LICENSEE would be granted the most exclusive position possible under the Patent Rights. LICENSEE may seek to file an interfering case with the Patent Office and pursue an interference. In the event that LICENSEE, at its sole option, elects to pursue an interference or initiate legal action against Pro-Neuron to defend or extend its Patent Rights granted hereunder, UNIVERSITY hereby agrees to cooperate fully with LICENSEE in said legal action, without agreeing to be a party to such legal action. LICENSEE will reimburse all expenses incurred by UNIVERSITY in connection with any such interference or legal action. Reimbursements made by LICENSEE will be fully creditable toward future royalty payments due to UNIVERSITY under this agreement, but no more than 50% of the payable amount each year.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1	Reports.

(a)	Progress Reports.

(1)	Beginning March 31, 2002 and ending on the date of first commercial sale of a Licensed Product in the United States, LICENSEE shall submit to UNIVERSITY annual progress reports covering LICENSEE’S (and Affiliate’s and Sublicensee’s) activities to develop and test all Licensed Products and obtain any and all governmental approvals necessary for marketing the same. Such reports shall include a summary of work completed; summary of work in progress; current schedule of anticipated events or milestones; market plans for introduction of Licensed Products; and an approximate, good faith summary of resources (dollar value) spent in the reporting period.

(2)	LICENSEE shall also report to UNIVERSITY, in its immediately subsequent progress report, the date of first commercial sale of a Licensed Product in each country.

(b)	Royalty Reports. After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY quarterly royalty reports on or before each February 28, May 31, August 31 and November 30 of each year. Each royalty report shall cover LICENSEE’S (and each Affiliate’s and Sublicensee’s) most recently completed calendar quarter and shall show:

(1)	the gross sales, deductions as provided in Paragraph 1.11, and Net Sales during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

*	CONFIDENTIAL TREATMENT REQUESTED

(2)	the number of each type of Licensed Product sold;

(3)	sublicense fees and royalties received during the most recently completed calendar quarter in US dollars, payable with respect thereto;

(4)	the method used to calculate the royalties; and

(5)	the exchange rates used.

If no sales of Licensed Products has been made and no sublicense revenues has been received by LICENSEE during any reporting period, LICENSEE shall so report.

4.2	Records & Audits.

(a)	LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and sublicense fees received under this Agreement. Such records shall be retained by LICENSEE for at least five (5) years following a given reporting period.

(b)	All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’S Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments. Such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of one percent (1%) per month. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of five percent (5%) for any twelve (12) month period, LICENSEE shall pay the difference within thirty (30) days without interest charge or inspection cost.

4.3	Payments.

(a)	All fees and royalties due UNIVERSITY shall be paid in United States dollars and all checks shall be made payable to “The Regents of the University of California”, referencing UNIVERSITY’S taxpayer identification number, 95-6006144. When Licensed Products are sold in currencies other than United States dollars, LICENSEE shall first determine the earned royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

*	CONFIDENTIAL TREATMENT REQUESTED

The proper wire-transfer information for payments is as follows:

UCSD receiving bank name:	*
UCSD bank account number:	*
UCSD bank routing (ABA) number:	*
UCSD bank account name:	*
UCSD bank ACH format code:	*

UCSD bank address:	*
*

UCSD addendum information:	Please reference:
UCSD-TTIPS Case No.: SD2000-166
Department contact: Linda Wang

Also, please fax a copy of the transaction receipt to	Linda Wang at: 858/534-7345

(b)	Royalty Payments.

(1)	Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.

(2)	LICENSEE shall pay earned royalties quarterly on or before February 28, May 31, August 31 and November 30 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’S most recently completed calendar quarter.

(3)	Royalties earned on sales occurring or under sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income, except that all payments made by LICENSEE in fulfillment of UNIVERSITY’S tax liability in any particular country may be credited against earned royalties or fees due UNIVERSITY for that country. LICENSEE shall pay all bank charges resulting from the transfer of such royalty payments.

(4)	If at any time legal restrictions prevent the prompt remittance of part or all royalties by LICENSEE with respect to any country where a Licensed Product is sold or a sublicense is granted pursuant to this Agreement, LICENSEE shall convert the amount owed to UNIVERSITY into US currency and shall pay UNIVERSITY directly from its US sources of fund for as long as the legal restrictions apply.

(5)	LICENSEE shall not collect royalties from, or cause to be paid on Licensed Products sold to the account of the US Government or any agency thereof as provided for in the license to the US Government.

*	CONFIDENTIAL TREATMENT REQUESTED

(6)	In the event that any patent or patent claim within Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, that are based on another patent or claim not involved in such final decision, or that are based on the use of Technology.

(c)	Late Payments.

In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of one percent (1%) per month. Such interest shall be calculated from the date payment was due until actually received by UNIVERSITY. The payment of such interest shall not foreclose UNIVERSITY from exercising any other rights it may have as a consequence of the lateness of any payment. In no event shall this paragraph be construed as a grant of permission for any payment delays.

ARTICLE 5. PATENT MATTERS

5.1	Patent Prosecution and Maintenance.

(a)	Provided that LICENSEE has reimbursed UNIVERSITY for Patent Costs pursuant to Paragraph 3.2, UNIVERSITY shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel of its choice. UNIVERSITY shall provide LICENSEE with copies of all relevant documentation relating to such prosecution and LICENSEE shall keep this documentation confidential. The counsel shall take instructions only from UNIVERSITY.

(b)	UNIVERSITY shall consider amending any patent application in Patent Rights to include claims reasonably requested by LICENSEE to protect the products contemplated to be sold by LICENSEE under this Agreement.

(c)	LICENSEE shall apply for an extension of the term of any patent in Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law. LICENSEE shall prepare all documents for such application, and UNIVERSITY shall execute such documents and to take any other additional action as LICENSEE reasonably requests in connection therewith.

(d)	LICENSEE may elect to terminate its reimbursement obligations with respect to any patent application or patent in Patent Rights upon three (3) months written notice to UNIVERSITY. UNIVERSITY shall use reasonable efforts to curtail further Patent Costs

*	CONFIDENTIAL TREATMENT REQUESTED

for such application or patent when such notice of termination is received from LICENSEE. UNIVERSITY, in its sole discretion and at its sole expense, may continue prosecution and maintenance of said application or patent, and LICENSEE shall then have no further license with respect thereto. Non-payment of any portion of Patent Costs with respect to any application or patent may be deemed by UNIVERSITY as an election by LICENSEE to terminate its reimbursement obligations with respect to such application or patent.

5.2	Patent Infringement.

(a)	If LICENSEE learns of any substantial infringement or challenge of Patent Rights, LICENSEE shall so inform UNIVERSITY and provide UNIVERSITY with reasonable evidence of the infringement prior to taking any legal action. LICENSEE shall not notify a third party of the infringement of Patent Rights without the consent of UNIVERSITY unless LICENSEE is a co-assignee of Patent Rights. Both parties shall use reasonable efforts and cooperation to terminate infringement without litigation

(b)	LICENSEE has the right to take legal action against such third party for the infringement of Patent Rights. In the event that LICENSEE elects to take legal action, UNIVERSITY agrees to cooperate fully and to participate in said legal action to the extent required by law. Those reasonable expenses which are incurred by UNIVERSITY as a result of said legal action shall by reimbursed by LICENSEE. If LICENSEE elects not to take legal action, UNIVERSITY may thereafter bring suit for patent infringement at its own expense.

(c)	Recoveries from actions brought pursuant to Paragraph 5.2(b) shall belong to the party bringing suit. Legal actions brought jointly by UNIVERSITY and LICENSEE and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

(d)	Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit, except that UNIVERSITY may be represented by counsel of its choice in any suite brought by LICENSEE>

5.3	Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

ARTICLE 6. GOVERNMENTAL MATTERS

6.1	Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify UNIVERSITY if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement other than US

*	CONFIDENTIAL TREATMENT REQUESTED

Securities Exchange Commission disclosure obligations. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2	Export Control Laws. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

ARTICLE 7. TERMINATION OF THE AGREEMENT

7.1	Termination by The Regents. If LICENSEE fails to perform or violates any term of this Agreement, then UNIVERSITY may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default within sixty (60) days of the Notice of Default, UNIVERSITY may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve LICENSEE of its obligation to pay any fees or royalties owed at the time of termination and shall not impair any accrued right of UNIVERSITY.

7.2	Termination by Licensee.

(a)	LICENSEE shall have the right at any time and for any reason to terminate this Agreement upon a sixty (60) day written notice to UNIVERSITY. Said notice shall state LICENSEE’S reason for terminating this Agreement.

(b)	Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.

7.3	Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a)	Article 4 (REPORTS, RECORDS AND PAYMENTS);

(b)	Paragraph 7.3 (Survival on Termination);

(c)	Paragraph 7.4 (Disposition of Licensed Products on Hand);

(d)	Paragraph 8.2 (Indemnification);

(e)	Article 9 (USE OF NAMES AND TRADEMARKS);

*	CONFIDENTIAL TREATMENT REQUESTED

(f)	Paragraph 10.2 (Secrecy); and

(g)	Paragraph 10.5 (Failure to Perform).

7.4	Disposition of Licensed Products on Hand. Upon termination of this Agreement, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of one hundred and twenty (120) days of the effective date of such termination provided that the sale of such Licensed Product by LICENSEE, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1	Limited Warranty.

(a)	UNIVERSITY warrants that it has the lawful right to grant this license.

(b)	THE LICENSE GRANTED HEREIN AND THE ASSOCIATED TECHNOLOGY AND INVENTION ARE PROVIDED “AS IS” AND WITHOUT WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UNIVERSITY MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCT, LICENSED METHOD OR THE USE OF PATENT RIGHTS OR TECHNOLOGY WILL NOT INFRINGE ANY OTHER PATENT OR OTHER PROPRIETARY RIGHTS EXCEPT AS NOTED WITHIN THIS AGREEMENT.

(c)	IN NO EVENT SHALL UNIVERSITY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) RESULTING FROM EXERCISE OF THE LICENSE GRANTED HEREIN OR THE USE OF THE INVENTION, LICENSED PRODUCT, LICENSED METHOD OR TECHNOLOGY.

(d)	Nothing in this Agreement shall be construed as:

(1)	a warranty or representation by UNIVERSITY as to the validity or scope of any Patent Rights;

(2)	a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(3)	an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof;

*	CONFIDENTIAL TREATMENT REQUESTED

(4)	conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Patent Rights;

(5)	an obligation to furnish any know-how not provided in Patent Rights and Technology of;

(6)	an obligation to update Technology.

8.2	Indemnification.

(a)	LICENSEE shall indemnify, hold harmless, and defend UNIVERSITY, its officers, employees, and agents; the sponsors of the research that led to the Invention; and the Inventors of the patents and patent applications in Patent Rights and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification shall include, but not be limited to, any product liability.

(b)	LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self insurance as follows:

(1)	comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (i) each occurrence, $1,000,000; (ii) products/completed operations aggregate, $3,000,000; (iii) personal and advertising injury, $1,000,000; and (iv) general aggregate (commercial form only), $3,000,000; and

(2)	the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(c)	LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for thirty (30) day advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

(d)	UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article.

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1	Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “The Regents Of The University Of California” or “The University of California” or the name of any campus of the University Of California is prohibited, without the express written consent of UNIVERSITY which shall not be unreasonably withheld.

9.2	UNIVERSITY may disclose to the Dr. Theodore Page the terms and conditions of this Agreement upon his request. If such disclosure is made, UNIVERSITY shall request that he not disclose such terms and conditions to others.

9.3	UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1	Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a)	on the date of delivery if delivered in person, or

(b)	five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to LICENSEE:

Repligen Corporation

117 Fourth Ave.

Needham, MA 02194

Attention: President

Phone: 781-449-9560

Fax: 781-453-0048

If sent to UNIVERSITY:

Technology Transfer & Intellectual Property Services

Attention: Director

University of California, San Diego

9500 Gilman Drive, Mail Code 0910

La Jolla, CA 92093-0910

Phone: 858-534-5815

Fax: 858-534-7345

*	CONFIDENTIAL TREATMENT REQUESTED

10.2	Secrecy.

(a)	“Confidential Information” shall mean information, including Technology, relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within thirty (30) days of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE:

(b)	Licensee shall:

(1)	use the Confidential Information for the sole purpose of performing under the terms of this Agreement;

(2)	safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(3)	not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:

(i)	LICENSEE can demonstrate by written records was previously known to it;

(ii)	is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE; or

(iii)	is lawfully obtained by LICENSEE from sources independent of UNIVERSITY.

(c)	The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending five (5) years from the termination date of this Agreement.

10.3	Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY, which consent shall not be unreasonably withheld.

10.4	No Waiver. No waiver by either party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5	Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

*	CONFIDENTIAL TREATMENT REQUESTED

10.6	Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7	Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.

10.8	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.9	Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. All terms and conditions of any documents, purchase orders, and the like, issued by LICENSEE to facilitate payment obligations hereunder, are null and void, even though they may be issued after the signing of this Agreement.

10.10	Amendments. No amendment, alteration, or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.

10.11	Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written. The parties agree that this Agreement may be executed by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

REPLIGEN CORPORATION		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Daniel P. Witt	By:	/s/ Alan S. Paau
Name			Alan S. Paau
	VP, Business Development		Director, Technology Transfer & Intellectual Property Services

Date:	November 29, 2000	Date:	November 30, 2000

*	CONFIDENTIAL TREATMENT REQUESTED

ATTEST:		ATTEST:

By	/s/ Laura L. Whitehouse	By:	/s/ David A. Odelson
	(Signature)		(Signature)
Name:	Laura L. Whitehouse	Name:	David A. Odelson
Date	November 29, 2000	Date	November 30, 2000

THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK

*	CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A.

As noted in Section 3.5, UNIVERSITY has provided and REPLIGEN has received a copy of the possible conflicting patent filed by Pro-Neuron entitled “Compositions and Methods for Treatment of Mitochondrial Diseases”, PCT WO 00/11952, Inventor: Reid von Borstel. Additionally, University has provided copies of documents related to University’s interaction with Pro-Neuron Copies of these documents are attached within and include: 1) Nondisclosure agreement signed between the researcher Dr. Robert Naviaux of UCSD and Pro-Neuron, dated February 2, 1998; 2) Consulting agreement signed between Dr. Robert Naviaux of UCSD and Pro-Neuron, dated November 17, 1998; 3) Clinical Trial Agreement for Dr. Alice Yu of UCSD between Pro-Neuron and the University of California, signed August 8, 1995; and 4) a three (3) page document detailing the timeline of Dr. Robert Naviaux’s interaction with Pro-Neuron. UNIVERSITY is uncertain of the proper inventorship of the conflicting patent filed by Pro-Neuron and the effects any of the documents may have on the Patent rights at this point. UNIVERSITY hereby informs REPLIGEN and REPLIGEN has acknowledged the above referenced uncertainty as an acceptable risk based on its own business decision.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Article 4 of the Regents/Repligen Settlement Agreement

Payment. In consideration for the License Amendments, The Regents hereby agrees to pay, in lawful currency of the United States of America, a single payment of * to Repligen. This payment shall be made by wire-transfer within thirty (30) business days after the last Party executes this Agreement.

The proper wire-transfer information for payment is as follows:

Bank Name:	*
ABA Routing Number:	*
Customer Name:	*
Customer Account Number:	*

With copy of the transaction receipt to:

Repligen Corporation
41 Seyon Street
Building #1, Suite 100
Waltham, MA 02453
Attention: Vice President, Finance & Administration

Telephone: (781) 250-0110
Telefax: (781)250-0115

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Article 2 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit C are set forth in Exhibit H)

2. Patent Arbitration

2.1 General Agreement.

2.1.1 The Parties hereto agree to submit to a patent arbitration under the procedures set forth below to identify the inventor(s) of the claims in the Naviaux Applications, the von Borstel Applications, and, if a review of the Page Applications is requested, the Page Applications.

2.1.2 Within five (5) days following the Effective Date, the Regents will provide Wellstat and Repligen with all documents relating to the inventorship review that the Regents conducted with respect to the Page Applications. If either Wellstat or Repligen is not satisfied with any aspect of that analysis, either Party may request, by providing written notice to the other Party, that the Patent Arbitrator conduct a de novo review to identify the inventors of each of the claims in the Page Applications. This request shall be made not later than the earlier to occur of (a) fifteen (15) days after the selection and confirmation of the Patent Arbitrator’s ability to serve as the Patent Arbitrator or (b) one hundred and eighty (180) days after receipt of the documents referred to in this Section 2.1.2. Procedures for arbitration of the inventorship of the claims in the Page Applications shall be substantially similar to those employed by the Patent Arbitrator with respect to the Naviaux Applications and the von Borstel Applications. Any reference to a Party or Parties in this Section 2 shall include Repligen to the extent that the Page Applications are subject to the patent arbitration. The Party requesting the review by the Patent Arbitrator shall pay the fees and expenses of the Patent Arbitrator; provided that if both Wellstat and Repligen request such review, the fees and expenses of the Patent Arbitrator shall be shared equally by Wellstat and Repligen, in accordance with Section 2.8.

2.1.3 The Parties agree that the Patent Arbitrator may use the Patent Arbitration Rules of the American Arbitration Association (the “AAA”) to the extent such rules are not inconsistent with the procedures set forth in this Section 2.

2.1.4 The determinations of the Patent Arbitrator shall be final and binding upon the Parties, and the Parties may bring an action, suit or other proceeding in aid of arbitration or to enforce an arbitration award as set forth in Section 16.7.

2.1.5 Notwithstanding the foregoing, nothing in this Agreement shall limit the rights of any Party to participate fully in any interference proceeding that may be declared by PTO or its international equivalent. The Parties agree that ownership of any patent application(s) subject to an interference will follow the determination of the Patent Arbitrator, regardless of the inventorship determination, if any, of the PTO or its international equivalent or any other authority.

*	CONFIDENTIAL TREATMENT REQUESTED

2.2 Selection of Patent Arbitrator.

2.2.1 Selection of Initial Arbitrator. On or before thirty (30) days after the Effective Date, Wellstat and the Regents shall select the Patent Arbitrator. In the event that Wellstat and the Regents are not able to reach agreement on the selection of the Patent Arbitrator prior to the expiration of such thirty (30)-day period, then within five (5) days after such expiration, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall name one (1) Neutral party as a selection representative (together, the “Selection Representatives”). The two (2) Selection Representatives will confer and will select the Patent Arbitrator no later than fifteen (15) days after the date the last Selection Representative is named. In the event that the Selection Representatives cannot agree on the Patent Arbitrator within such time period, the Selection Representatives will select a Neutral third party who will then select such Patent Arbitrator. In the event that the Selection Representatives cannot agree on a Neutral third party to select the Patent Arbitrator, or such Neutral shall not be able to select a Patent Arbitrator, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall submit one name of a proposed Patent Arbitrator, along with resume of such proposed Patent Arbitrator, to Hon. Herbert B. Hoffman so long as Judge Hoffman is Neutral (or, if Judge Hoffman is not Neutral or otherwise unable or unwilling to assist, to a Neutral, retired judge reasonably acceptable to the Parties), who will select the Patent Arbitrator. Prior to the selection of any Person as the Patent Arbitrator, such Person shall disclose to the Parties any circumstance likely to be deemed by any Party to potentially affect impartiality, including any bias or any financial or personal interest in the result of the arbitration or any past or present relationship with the Parties or their counsel. If, following such disclosure, any of the Parties reasonably believes that the Patent Arbitrator is not Neutral, a new Patent Arbitrator shall be selected in the manner described in this Section 2.2.1 within five (5) days after disqualification of the Patent Arbitrator.

2.2.2 Selection of Successor Arbitrator. If, following selection of the Patent Arbitrator, the Regents and Wellstat receive either (x) notification from the Patent Arbitrator of his or her inability or unwillingness to serve as patent arbitrator or (y) evidence that such Patent Arbitrator is not Neutral, unless such conflict has been expressly waived by the non-conflicted Party or Parties, the Parties shall, within thirty (30) days after receipt of such notice or evidence, select a new Patent Arbitrator in accordance with the provisions of Section 2.2.1 of this Agreement. In the event a new Patent Arbitrator is selected after the patent arbitration proceedings contemplated by this Section 2 have begun, the new Patent Arbitrator shall initiate a new patent arbitration proceeding and may, in his or her discretion, rely on any materials submitted to his predecessor.

2.3 Location of Patent Arbitration. The location of all patent arbitration proceedings under this Section 2 shall be Washington D.C. or such other location as mutually agreed by Wellstat, the Regents and, if the Page Applications are subject to patent arbitration, Repligen.

2.4 Scope of Arbitration. The Patent Arbitrator shall conduct a comprehensive analysis to determine the correct inventor(s) of each claim in the Naviaux Applications, the von Borstel Applications and, if requested as described in Section 2.1.2 above, the Page Applications. In particular, the Patent Arbitrator shall determine, on a claim-by-claim basis, (a) who as among the Regents Inventors or the Wellstat Inventors is/are the inventor(s) of each of the claims in the

*	CONFIDENTIAL TREATMENT REQUESTED

Naviaux Applications and the von Borstel Applications; and (b) if requested by Wellstat or Repligen, as provided by Section 2.1.2, who as among the Regents Inventors, the Wellstat Inventors or the Third Party Inventors is/are the inventor(s) of each of the claims in the Page Applications. The analysis of the Patent Arbitrator will reach issues of inventorship and derivation only and shall not extend to priority of invention or any other matter of patent law or practice.

2.5 Scope of Patent Arbitrator’s Review; Evidence. The Patent Arbitrator may consider any evidence that he or she determines is necessary to his or her understanding and determination of the inventorship of the claims in the applications subject to the arbitration. Wellstat, the Regents and, to the extent that the Page Applications are subject to the arbitration, Repligen may offer such evidence as is relevant and material to the determination of inventorship and shall produce any additional materials requested by the Patent Arbitrator. Notwithstanding the foregoing, no Party to the arbitration will be required to create any new evidence or materials for purposes of the patent arbitration described in this Section 2. The Patent Arbitrator shall give each piece of evidence only such weight as he or she shall determine in his or her sole discretion and the Parties to the arbitration shall submit to the Patent Arbitrator’s sole determination of the relevance and materiality of the evidence offered.

2.6 Procedure. The Patent Arbitrator will work with the Parties to establish a procedure for the conduct of the patent arbitration, provided that:

2.6.1 Submission of Materials. Each Party may submit to the Patent Arbitrator and to any other Party to the arbitration, an analysis of the inventorship issues with respect to the claims in the patent applications subject to the patent arbitration, including references to any evidence such Party determines is necessary or useful to support its positions (such submission, the “Position Binder”).

2.6.2 Rebuttal Materials. Each Party may submit a rebuttal to the analysis contained in the opposing Position Binder with an analysis and references to any evidence such Party determines is necessary or useful to support its rebuttal positions (such rebuttal submission, the “Rebuttal Binder”).

2.6.3 Evidence. Evidence may include, but is not limited to, all documents, deposition transcripts, affidavits and discovery responses that are of record in the Litigation. The Parties may object, pursuant to the Federal Rules of Evidence, to consideration by the Patent Arbitrator of evidence submitted by any Party and the Patent Arbitrator shall rule on the admissibility of the challenged evidence.

2.6.4 Interviews. The Patent Arbitrator may conduct such interviews as he or she determines are necessary or useful to make a determination of inventorship with respect to any claim contained in the applications that are the subject of the patent arbitration described in this Section 2. During such interviews, any Party may be represented by counsel, including, but not limited to, representation by counsel of record in the Litigation. Each Party shall be entitled to designate no more than three (3) representatives to attend any such interview and one representative of the opposing Party may cross-examine the Person being interviewed for a period of time not to

*	CONFIDENTIAL TREATMENT REQUESTED

exceed one (1) day; provided that all such representatives shall have executed a confidentiality agreement in a form agreed by the Parties. Following the cross-examination specified in the preceding sentence, the Party being interviewed may be questioned by the counsel for the Party proffering the Person for a period of time not to exceed one (1) day. All interviews shall be conducted in the presence of a court reporter and the cost of such court reporter for any interview shall be split equally among the Parties requesting transcripts of such interview.

2.6.5 Affidavits. The Patent Arbitrator may request, receive and consider the evidence of witnesses by affidavit, and shall give such evidence and any interview testimony such weight as the Patent Arbitrator determines is appropriate. If the Party against whom the affidavit is proffered objects, and the Party submitting such affidavit does not elect or is unable to make the affiant available for one (1) day of cross-examination by the Party against whom the affidavit is proffered, then the Patent Arbitrator may consider such evidence with any reduced weight as the Patent Arbitrator may deem appropriate given the affiant’s failure to appear and the reasons for such failure.

2.6.6 Oral Argument. Each of the Parties may, along with its counsel, make an oral argument before the Patent Arbitrator to supplement or augment the analysis contained in the Position and Rebuttal Binders. The length of, and procedures for, such oral arguments shall be determined by the Patent Arbitrator. The Patent Arbitrator may ask questions of the Party and its counsel to assist the Patent Arbitrator in making his determination of inventorship. During such oral argument, the Parties may only use evidence that is of record in the Litigation or set forth in or by reference in the Position or Rebuttal Binders, or was otherwise developed in the Patent Arbitrator’s witness interviews.

2.6.7 Inventorship Determination. The Patent Arbitrator shall make a determination regarding inventorship of each claim in the Naviaux Applications, the von Borstel Applications and, if applicable, the Page Applications as soon as practicable. The Patent Arbitrator’s determination of inventorship on a claim by claim basis shall be set out in writing and shall contain a brief explanation of the reasoning behind the determination with regard to each claim.

2.6.8 Interim Measures and Final Orders. The Patent Arbitrator may issue such orders for interim or final relief as the Patent Arbitrator may deem necessary to safeguard the property that is the subject matter of the patent arbitration, to preserve evidence, and to protect trade secrets or other proprietary information that might be disclosed during the arbitration.

2.7 Subsequent Patent and Trademark Office Action. If, at any time following the determination of the Patent Arbitrator in the patent arbitration, as a result of the prosecution of the applications that are the subject of the patent arbitration set forth in this Section 2 or subsequent actions by the PTO or its international equivalents, a modification of any one or more claims of an application, the inventorship of which was the subject of the patent arbitration described in this Section 2, results in a change of scope of such claims(s) such that Wellstat, the Regents or, in the case of the Page Applications, Repligen reasonably determine that the determination of inventorship by the Patent Arbitrator does not reach such claim(s) as modified, the Parties agree to cooperate in good faith to determine the inventorship of such claim(s) and accordingly modify the patent application to appropriately set forth such inventorship. In the

*	CONFIDENTIAL TREATMENT REQUESTED

event the Parties are unable to agree on the inventorship of such claim(s), the Parties agree that, at the time a notice of allowance (or its foreign equivalent) is issued with regard to a patent containing any such claim(s), the inventorship of such claim(s) (and only such claim(s)) shall be submitted to patent arbitration under the rules and procedures set forth in this Section 2 and using the same Patent Arbitrator who conducted the arbitration under this Section 2 (unless not available or unwilling). Notwithstanding the foregoing, if the Patent Arbitrator, upon learning of the new scope of the claim(s), does not believe a revision should be made in the inventorship determination, the Patent Arbitrator may so decide in his or her sole discretion without the formality of an arbitration proceeding and the Parties agree to be so bound by such determination.

2.8 Fees. The Patent Arbitrator’s per-diem fee shall be agreed upon by Wellstat, the Regents and the Patent Arbitrator prior to commencement of activities by the Patent Arbitrator and all fees and expenses for arbitration with respect to the Naviaux Applications and the von Borstel Applications shall be shared equally by Wellstat and the Regents. To the extent that Repligen is a party to the arbitration, all fees and expenses for arbitration apportionable to the Page Applications shall be paid by Wellstat or Repligen or shared equally by Wellstat and Repligen in accordance with Section 2.1.2.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

Article 3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit D are set forth in Exhibit H)

3. Ownership of Patent Rights.

3.1 Naviaux Applications.

3.1.1 If the Patent Arbitrator determines that no Wellstat Inventor is an inventor on even a single claim in the Naviaux Applications, then (a) the Regents will be the sole owner of the Naviaux Applications; (b) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; and (c) the prosecution of the Naviaux Applications, including, but not limited to, the national phase applications previously filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa, shall be controlled by the Regents and all costs of Patent Prosecution of the Naviaux Applications and any patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.2 If the Patent Arbitrator determines that (a) a Wellstat Inventor is an inventor on one or more claims in the Naviaux Applications and (b) that a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the Naviaux Applications, then (w) the Naviaux Applications will be owned jointly by the Regents and Wellstat, (x) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (y) the Regents shall take all steps necessary to amend the applications to add such Wellstat Inventor(s), Regents Inventor(s), and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; and (z) subject to the following sentences of this Section 3.1.2, the prosecution of the Naviaux Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Wellstat Inventor(s) are the sole inventor(s) on any of the claims in the Naviaux Applications that are to be owned jointly by the Regents and Wellstat pursuant to (w) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by Wellstat and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications (and patents issuing therefrom) after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.3 If the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims in the Naviaux Applications, then (a) Wellstat shall be the sole owner of the Naviaux Applications; (b) the Regents will take all steps necessary to amend the applications to add such

*	CONFIDENTIAL TREATMENT REQUESTED

Wellstat Inventor(s) as the sole inventor(s) and to remove all other inventors; (c) Wellstat shall at its sole cost and expense assume control of Patent Prosecution of such applications and any patents resulting therefrom; and (d) Repligen shall be released from any and all obligations under the December 2000 License, as amended, with respect to such Naviaux Applications.

3.2 Von Borstel Applications.

3.2.1 If the Patent Arbitrator determines no Regents Inventor or Third Party Inventor is an inventor on even a single claim in the von Borstel Applications, then (a) Wellstat will be the sole owner of the von Borstel Applications and (b) Patent Prosecution of the von Borstel Applications shall be controlled by Wellstat at its sole cost and expense.

3.2.2 If the Patent Arbitrator determines that (a) a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the von Borstel Applications and (b) a Wellstat Inventor is an inventor on one or more of the claims in such applications, then the (v) the von Borstel Applications will be owned jointly by the Regents and Wellstat; (w) the Regents will grant Wellstat a license under the claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (x) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; (y) the claims in the von Borstel Applications will be included in the Amended Repligen Licenses to the extent provided therein; and (z) subject to the following sentences of this Section 3.2.2, the prosecution of the von Borstel Applications shall be controlled by Wellstat and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Regents Inventor(s) and/or Third Party Inventor(s) are the only inventor(s) on any of the claims in the von Borstel Applications that are to be owned jointly by the Regents and Wellstat pursuant to (v) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by the Regents and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications and patents incurred by the Regents after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.2.3 If the Patent Arbitrator determines that Regents Inventors and/or Third Party Inventors are the only inventors on all of the claims in the von Borstel Applications, then (a) the Regents will be the sole owner of the von Borstel Applications; (b) the Regents will grant to Wellstat a license under all claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (c) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s) as the sole inventor(s) and to remove all other inventors; (d) the claims in the von Borstel Applications will be included in the December 2000 License, as amended, to the extent provided therein; and (e) the prosecution of the von Borstel Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

*	CONFIDENTIAL TREATMENT REQUESTED

3.3 Page Applications.

3.3.1 If the Patent Arbitrator reviews the inventorship of the Page Applications and determines that the inventors identified in such applications are incorrect in any way, then the Regents shall use its best efforts to take the necessary steps to have the inventorship amended to reflect the determination of the Patent Arbitrator. If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator determines Page to be an inventor on the Page Applications, then to the extent it is able to do so, the Regents will grant Wellstat a license under the claims in the Page Applications on the terms and conditions of the Regents/Wellstat License Agreement.

3.3.2 The Parties acknowledge that the Regents’ ability to grant Wellstat such an exclusive license is subject to the appropriate adjustment of Repligen’s contractual obligations to Deborah Brewer and Charles Moseley (and/or the assignment of such obligations to Wellstat) to reflect the fact that Repligen will not be commercializing Acylated Pyrimidines. The Parties will work in good faith to effectuate such adjustment or assignment promptly. To the extent the Regents is not able to grant Wellstat such an exclusive license, it shall grant Wellstat a license under all the claims in the Page Applications on the terms and conditions set forth in the Regents/Wellstat License Agreement.

3.3.3 If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator reviews the inventorship of the Page Applications and determines that Deborah Brewer or Charles Moseley is an inventor on one or more of the Page Applications, then the prosecution of the Page Applications shall continue to be controlled by Repligen and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7. If, however, the Patent Arbitrator determines that neither Deborah Brewer nor Charles Moseley is an inventor on the Page Applications, then the prosecution of the Page Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

Rights Charts

These charts generally reflect the allocation of the patent rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, and the Amended Repligen Licenses (Regents/Repligen License Agreements dated November 28, 2000 and December 13, 2000, each as amended as of even date herewith), before and after termination of the Regents/Wellstat License Agreement (and assume the Amended Repligen Licenses are still in effect).

Pre Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors alone)	Reserved rights for Brewer, and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents Inventors, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

*	CONFIDENTIAL TREATMENT REQUESTED

Post Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors)	Reserved rights for Brewer and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

Section 5.1.3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit F are set forth in Exhibit H)

5.1.3	If Wellstat or Repligen does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, Wellstat or Repligen, as the case may be, shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Regents and to Wellstat or Repligen, as the case may be, and any license that the withdrawing party had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be modified as provided in Section 2.3.5(c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the withdrawing party shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and Repligen give a Withdrawal Notice to the Regents, the non-withdrawing party(ies) shall remain liable for such costs to the Regents in accordance with Section 5.7 and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and Repligen, the Regents shall, at its sole discretion, have the right but not the obligation to prosecute such patent applications and claims in such patent applications and maintain such patents.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT G

Section 3.4.6 of Wellstat/Repligen Settlement Agreement

(defined terms used in this Exhibit G are set forth in Exhibit H)

3.4.6 The apportionment of costs for the Patent Prosecution of patents and/or patent applications within Patent Rights set forth herein shall be binding as between Wellstat and Repligen, but, subject to Paragraph 3.4.3 of this Agreement, Wellstat and Repligen shall each be jointly and severally liable to the Regents for any such costs incurred by the Regents after the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement that are obligated to be reimbursed by Wellstat or Repligen. Any such costs shall be paid within thirty (30) days following receipt by the party obligated to pay such costs of an itemized invoice from the party initially incurring such costs. The apportionment of costs for the Patent Prosecution of patents and/or patent applications shall be as follows, regardless of which party controls the prosecution:

Naviaux/Von Borstel Patent Prosecution Cost Sharing

Inventorship Determination	Applications for Non- Acylated Pyrimidines Only*	Applications for Acylated Pyrimidines Only*	Any Application Containing Both Acylated & Non- Acylated Pyrimidines Claims*
If only Regents Inventors and/or Third Party Inventors are determined to be the inventors:	Repligen pays 100%	Wellstat pays 100%	Repligen pays 50% Wellstat pays 50%

If only Wellstat Inventors are determined to be the inventors:	Wellstat pays 100%	Wellstat pays 100%	Wellstat pays 100%

If both (i) Regents Inventors and/or Third Party Inventors & (ii) Wellstat Inventors are determined to be the inventors:	Repligen pays 50% Wellstat pays 50%	Wellstat pays 100%	Repligen pays 25% Wellstat pays 75%

*	CONFIDENTIAL TREATMENT REQUESTED

Page Patent Prosecution Cost Sharing

Inventor Determination	Cost Sharing
If neither Repligen nor Wellstat requests de novo review of Page Application:	Repligen pays 75% Wellstat pays 25%
If Patent Arbitrator determines Page is the only inventor:	Repligen pays 50% Wellstat pays 50%
If Patent Arbitrator determines Page and either Brewer or Moseley are inventors:	Repligen pays 75% Wellstat pays 25%
If Patent Arbitrator determines Brewer and/or Moseley are the only inventors:	Repligen pays 50% Wellstat pays 50%

*	Determined by whether the making (or the use in practicing a claimed method) of Acylated Pyrimidines or Non-Acylated Pyrimidines would literally infringe the claim.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT H

Article 1 of Regents/Wellstat Settlement Agreement

1. Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 Actions and Claims” mean any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and Third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the Litigation, excluding claims of interference proceedings as described in Section 2.1.5 of this Agreement and/or claims of inventorship, which will be governed by arbitration as set forth in Section 2 of this Agreement.

1.2 Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

1.3 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.4 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 (the “November 2000 License”) between Repligen and the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” and the License Agreement dated December 13, 2000 (the “December 2000 License”) between Repligen and the Regents for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease,” each as amended as of even date herewith. The Amended Repligen Licenses shall be attached hereto as Exhibit A and Exhibit B.

*	CONFIDENTIAL TREATMENT REQUESTED

1.5 “CTA” means the August 1995 Clinical Trial Agreement between the Regents and Wellstat, attached hereto as Exhibit C.

1.6 “Effective Date” means the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents.

1.7 “FDA” means the United States Food and Drug Administration.

1.8 “Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. Naviaux Applications shall include, inter alia, the national phase applications based on WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

1.9 “Naviaux Study” means Naviaux’s treatment of patients with mitochondrial disorders with PN401.

1.10 “Neutral” shall mean a third party who, during the pendancy of his or her involvement in matters specified in Section 2 and/or Section 15 of this Agreement, does not and shall not have any “conflict of interest” (personal or imputed) with any of the Parties, as that term is defined in the Model Rules of Professional Conduct approved by the American Bar Association House of Delegates, August 2002, unless such conflict has been expressly waived by the non-conflicted Party or Parties. For purposes of interpreting conflict of interest provisions of the Model Rules, (i) a party appearing in a separate current matter before an arbitrator or mediator shall be deemed a “client” of the arbitrator or mediator, (ii) a personal “conflict of interest” in one or more members of a given ADR organization shall not create an imputed “conflict of interest” in the other members of such ADR organization and (iii) none of the Regents, Wellstat and Repligen will be considered a “client” of the Hon. Herbert B. Hoffman solely by virtue of his acting as a mediator in the negotiation of the Resolution Documents.

1.11 “Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

1.12 “Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

*	CONFIDENTIAL TREATMENT REQUESTED

1.13 “Patent Arbitrator” means a single, Neutral arbitrator, who is a member of the patent bar.

1.14 “Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the patent arbitration contemplated by Article 2 of this Agreement.

1.15 “Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux Applications, the von Borstel Applications and/or the Page Applications.

1.16 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

1.17 “Proprietary Information” means all proprietary information and confidential information owned by, licensed to, or controlled by Wellstat, which may include, but is not limited to, materials, compounds, specifications, chemical formulas, formulations, devices, apparatuses, instrumentation, preparations, processes, methods, assays, data, preclinical and clinical data, laboratory methods, manufacturing and production methods, methods of detection, mechanisms of action, results from on-going investigations, studies, reports or summaries relating to FDA and other regulatory compliance, chemistry, toxicology, pharmacology and pharmacokinetics information, research and development plans, clinical plans and protocols, market research, business plans, sales and marketing information, financial information, technical information, know-how, show-how, and other sensitive business information. Without limiting the breadth of the foregoing, Wellstat specifically considers its Investigators’ Drug Brochures, the specifications and particle size of PN401 and unpublished clinical data relating to PN401 to be Proprietary Information. Proprietary Information shall not include: (a) information which at the time of disclosure to the Regents or its Affiliates is in the public domain through no breach of any confidentiality obligation on the part of the Regents or its Affiliates, agents or employees (provided that information in the public domain as a result of a breach of a confidentiality obligation alleged by Wellstat in the Litigation shall be excluded from the definition of Proprietary Information); (b) information which, after disclosure to the Regents or its Affiliates, becomes part of the public domain by publication or otherwise through no act or omission of the Regents or its Affiliates, agents or employees; (c) information received by the Regents or its Affiliates from a third party who did not receive such information under an obligation of confidentiality to Wellstat or its Affiliates; (d) information which is required to be disclosed by the Regents to comply with applicable laws or regulations (including the California Public Records Act); or (e) information that the Regents can establish by written records was in its possession at the time of disclosure to the Regents or its Affiliates; provided, that (i) the exception described in subparagraph (e) does not apply to information received by the Regents or its Affiliates as a result of the Litigation or to information relating to Acylated Pyrimidines that

*	CONFIDENTIAL TREATMENT REQUESTED

the Regents or its Affiliates, agents or employees previously has received from Wellstat or Repligen and (ii) Proprietary Information shall not be deemed to be in the public domain merely because part of such Proprietary Information is embodied in general disclosures or because individual features, components or combinations of such Proprietary Information are now or become known to the public.

1.18 “PTO” means the United States Patent and Trademark Office.

1.19 “Regents Inventor” means, with respect to a claim, Naviaux, Dr. Theodore Page (“Page”), or any Person who is obliged to assign rights in the invention disclosed in such claim to the Regents other than pursuant to Section 3, and shall expressly exclude von Borstel and Dr. Joel Saydoff.

1.20 “Regents Released Parties” means any or all of (a) the Regents, (b) the current or former Affiliates of the Regents, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors, trustees and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including Naviaux.

1.21 “Regents/Repligen Settlement Agreement” means that certain Regents/Repligen Settlement Agreement of even date herewith between the Regents, Repligen and Naviaux and attached hereto as Exhibit D.

1.22 “Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between the Regents and Wellstat and attached hereto as Exhibit E.

1.23 “Resolution Documents” means this Agreement, the Regents/Repligen Settlement Agreement, the Wellstat/Repligen Settlement Agreement, the Regents/Wellstat License Agreement, and each of the Amended Repligen Licenses.

1.24 “Selection Representative” shall have the meaning set forth in Section 2.2.

1.25 “Sponsor Rights” means the overriding obligations to the Federal government under 35 U.S. C. §§ 200-212 and applicable governmental implementing regulations that may exist based on federal grant monies received by Naviaux and/or Page as of the date the Naviaux Applications and/or the Page Applications, respectively, were filed.

1.26 “Term Sheet Effective Date” means July 11, 2003.

1.27 “Third Party Inventor” means Deborah Brewer or Charles Moseley.

1.28 “TTIPS” means the Office of Technology Transfer and Intellectual Property Services at UCSD.

1.29 “UCSD” means the University of California, San Diego.

*	CONFIDENTIAL TREATMENT REQUESTED

1.30 “von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excludes U.S. Patent No. 6,472,378.

1.31 “Wellstat Inventor” means, with respect to a claim, von Borstel or any other Person who is obliged to assign rights in the invention disclosed in such claim to Wellstat or one or more of its Affiliates other than pursuant to Section 3 and shall expressly exclude Naviaux, Page, Deborah Brewer and Charles Moseley.

1.32 “Wellstat Released Parties” means any or all of (a) Wellstat, (b) the current and former Affiliates of Wellstat, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including von Borstel.

1.33 “Wellstat/Repligen Settlement Agreement” means that certain Wellstat/Repligen Settlement Agreement dated as of even date herewith between Wellstat and Repligen and attached hereto as Exhibit F.

1.34 “Yu Study” means the program of treatment of patients with 5’ Nucleotidase Excess Disorder with PN401 by Dr. Alice Yu and her colleagues.

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Brewer Patent Purchase Agreement

*	CONFIDENTIAL TREATMENT REQUESTED

PATENT PURCHASE AGREEMENT

AGREEMENT dated as of October 12, 2000 between Repligen Corporation, a Delaware corporation (including each of its successors, assigns and legal representatives, “Buyer”) and Deborah Brewer, a United States resident, residing at 8905 Oneida Lane, Bethesda, MD 20817 (“Seller”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

Article I - Definitions

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

“Conveyance Documents” means (i) that document or documents effecting the assignment to Buyer of the Patent Applications in the Form attached hereto on Exhibit A and (ii) a Bill of Sale, in the form attached hereto as Exhibit B, conveying the Intellectual Property Rights from Seller to Buyer.

“Earned Royalties” means those royalty payments made to Buyer by a third party licensee arising out of sales of Product by said licensee.

“FDA” means the United States Food and Drug Administration, or the successor thereto.

“PTO” means the U.S. Patent and Trademark Office.

“Intellectual Property Rights” means all intellectual property rights of any nature held by the Seller relating to the use of uridine in the treatment of hyperuricosuric autism and other human disorders, except for the Patent Applications.

“Lien” means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

“NDA” means a complete new drug application and all supplements thereto filed with the FDA, including all documents, data and other information concerning a Product covered by a Valid Claim which are necessary for, or included in, FDA approval to market such Product as more fully defined in 21 C.F.R. §314.5 et seq., as amended from time to time.

“Net Sales” means the aggregate U.S. dollar equivalent of billings of the Buyer for Products less the sum of the following: (a) discounts allowed in amounts customary in the trade; (b) sales, tariff duties and/or use taxes directly imposed on particular sales; (c) outbound transportation prepaid or allowed; and (d) amounts allowed or credited on returns, and bad debts not to exceed five percent (5%) of the total revenue of Buyer derived from sales of Products.

*	CONFIDENTIAL TREATMENT REQUESTED

“Patent Applications” means that United States Patent Application filed on behalf of Seller and others on October 12, 2000, as further described in Schedule 3.02 hereto; as well as any and all related patents, patent applications and invention disclosures, any and all related continuation, continuation-in-part, and divisional applications, and any patents issuing or claiming priority therefrom, and any extensions, reissues, re-examinations, renewals, substitutions related to any of the foregoing (including without limitation remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and any and all foreign counterparts without limitation.

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Product” shall mean any product which (a) is covered in whole or in part by a Valid Claim; or (b) is manufactured by using a process or is employed to practice a process or method which is covered in whole or in part by a Valid Claim.

“Purchased Assets” means the Patent Applications and the Intellectual Property Rights.

“Valid Claim” means a claim included in the Patent Applications which has not been on file for more than five years or which is included in an unexpired United States or foreign patent which issues from one or more of the Patent Applications and which shall not have been withdrawn, canceled or disclaimed, nor held invalid by a court of competent jurisdiction in an unappealed or unappealable decision.

Article II – Purchase and Sale

Section 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer all right, title and interest in and throughout the United States of America, its territories and all foreign countries, in and to the Purchased Assets.

Section 2.02. Purchase Price. The purchase price (the “Purchase Price”) for the Purchased Assets is as set forth below and shall be paid as follows:

(a) Upon receipt of Conveyance Documents, Buyer shall pay to Seller *

*	CONFIDENTIAL TREATMENT REQUESTED

(b) Buyer shall pay the following milestone payments (the “Milestone Payments”) and royalty payments (the “Royalty Payments”), in accordance with the terms herein:

(i)

Milestone	Milestone Payment Amount
Filing of an NDA with the FDA (or foreign equivalent) for a clinical indication covered by a Valid Claim.	*

Approval by the FDA (or foreign equivalent) of the marketing of a Product addressing clinical indication covered by a Valid Claim (“FDA Approval”);	*

provided that:

(x) each such Milestone Payment shall be made by Buyer to Seller within sixty (60) days after the occurrence of such milestone and shall be made only one time based on the first time Buyer achieves each such milestone regardless of how many times such milestones are achieved, and no payment shall be owed for a milestone which is not reached; and

(y) the Milestone Payments shall be fully creditable against future payments owed by Buyer to Seller under Sections 2.02(b)(ii) and 2.02(c) of this Agreement.

(ii) Royalty Payments shall be made to Seller in an amount equal to * of Net Sales of the Products within forty-five (45) days after the end of the fiscal quarter in which the Buyer actually receives the proceeds therefrom (subject to the limit on bad debts set forth in the definition of Net Sales). If Buyer must acquire a license from any third party (except for any license from or with the Regents of the University of California or any of its Affiliates) in order to market the Product, royalties will be reduced by * of the amount of any license fees paid to such third party, provided that royalties payable by Buyer to the Seller will never be reduced below * of Net Sales.

(c) If Buyer licenses all or part of the Purchased Assets to a third party which is not an Affiliate, Buyer shall pay Seller, * of the Earned Royalties received by Buyer from its licensee(s), within forty-five (45) days after the end of the fiscal quarter in which the Buyer actually receives such Earned Royalties (and expressly excluding all research and development payments or milestone payments received by Buyer for the license of such Products) arising out of such licenses with such licensee(s).

Section 2.03. Conveyance of Purchased Assets. As soon as is practical following the execution of this Agreement, the conveyance of the Purchased Assets from Seller to Buyer shall be made as follows:

(a) Buyer and Seller shall execute and deliver (i) the Conveyance Documents to which each is a party, and (ii) all such other instruments, documents and certificates as may be reasonably requested by the other party that are necessary for the consummation of the transactions contemplated by this Agreement; and

*	CONFIDENTIAL TREATMENT REQUESTED

(b) upon Buyer’s receipt of the Conveyance Documents and other documents listed in Section 2.03(a), Buyer shall pay the Purchase Price to Seller in accordance with the terms of Section 2.02(a) herein.

Article III – Representations and Warranties of Seller

Except as otherwise provided on a Schedule hereto, the Seller hereby represents and warrants to Buyer that:

Section 3.01. Title to Purchased Assets. Upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to Seller’s interest in each of the Purchased Assets, free and clear of all Liens.

Section 3.02. Intellectual Property.

(a) Schedule 3.02 sets forth a true and complete list of the Patent Applications specifying as to each, as applicable (i) the owner of such Patent Application; and (ii) the jurisdictions by or in which each Patent Application has been filed, including the respective docket or serial numbers. There are no licenses, sublicenses or other agreements relating to any Patent Application to which Seller or any Affiliate of Seller is a party.

(b) Seller has clear title to the Patent Applications (to the extent it exists on the date hereof). Seller and, to Seller’s knowledge, each inventor listed in the Patent Applications and the attorneys of record thereto have complied with the PTO duty of candor and good faith in dealing with the PTO, including the duty to disclose to the PTO all information known to be material to the patentability of the Patent Applications.

(c) Seller has made no prior public disclosure of the invention disclosed in the Patent Applications.

(d) Seller has made a full and accurate disclosure to Buyer of all information relating to the invention disclosed in the Patent Applications.

Section 3.03. Other Information. Neither this Agreement nor any of the exhibits and schedules appended hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

*	CONFIDENTIAL TREATMENT REQUESTED

Article IV – Representations and Warranties of Buyer

Buyer hereby represents and warrants to the Seller that:

Section 4.01. Organization and Existence. Buyer is a company duly incorporated, validly existing and in good standing under the laws of Delaware and has all applicable powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

Section 4.02. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and each of the Conveyance Documents to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby are within the powers of Buyer and have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding agreement of Buyer.

Article V – Covenants of Seller

Section 5.01. Efforts; Further Assurances.

(a) Subject to the terms and conditions of this Agreement, Seller will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement; Seller agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

(b) Without limiting the foregoing, Seller further agrees for herself and her successors and assigns to execute upon request any other lawful documents and likewise to perform any other lawful acts which may be necessary or desirable to secure fully for Buyer all right, title and interest in and to each of the Purchased Assets, including, but not limited to, the execution of substitution, reissue, divisional or continuation patent applications; and preliminary or other statement or the giving of testimony in any interference or other proceeding in which the Purchased Assets or any applications or patent directed thereto or derived therefrom may be involved. Seller agrees (i) to provide such reasonable assistance to Buyer as Buyer may request in connection with the prosecution of the Patent Applications and any action against third parties claiming infringement of any of the Purchased Assets and (ii) never to contest or assist any third party in contesting, the validity or enforceability of any Valid Claim.

(c) Seller hereby constitutes and appoints, upon payment of the Purchase Price pursuant to Section 2.02(a) of this Agreement, Buyer and its successors and assigns as the true and lawful attorney of Seller with respect to the Purchased Assets with full power of substitution in the name of Buyer or in the name of Seller, but for the benefit of Buyer (i) to collect for the account of Buyer any items of Purchased Assets and (ii) to prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Purchased Assets, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Assets, whether based on a claim arising prior to or after the execution of this Agreement. Buyer shall be entitled to retain for its account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 5.02. Confidentiality. Seller will hold, and will use reasonable best efforts to cause her accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning Buyer or the Purchased Assets, including, but not limited to, the terms of this Agreement which information shall be deemed to be confidential.

Article VI – Covenants of Buyer

Section 6.01. Efforts; Further Assurances.

(a) Subject to the terms and conditions of this Agreement, Buyer will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

(b) Subject to Section 8.03 hereof, Buyer shall pay all reasonable expenses incurred by Seller from and after the date of execution of this Agreement in complying with this Section 6.01 provided that such reasonable expenses are incurred at the request of Buyer or approved in advance by Buyer (which approval shall not be unreasonably withheld or delayed).

Section 6.02 Royalty Matters.

(a) At the time of payment of the royalties provided for in Section 2.02(b)(ii) or 2.02(c), hereof, Buyer shall deliver to Seller a written report showing its computation of its Net Sales and of the royalties due under this Agreement upon such Net Sales by Buyer. All revenues shall be segmented in each such report on a country-by-country basis, including the rates of exchange used to convert such royalties to United States dollars from the currency in which such sales were made. For the purposes hereof, the rates of exchange to be used for converting royalties hereunder to United States dollars shall be those in effect for the purchase of dollars at New York, New York on the day five business days prior to the date on which payment is due.

(b) Where royalties are due the Seller hereunder for sales of Products in a country where, by reason of currency regulations or taxes of any kind, it is impossible or illegal for Buyer to transfer royalty payments to the Seller for Net Sales in that country, such royalties shall be deposited in whatever currency is allowable by the person or entity not able to make the transfer for the benefit or credit of the Sellers in an accredited bank in that country that is acceptable to the Sellers.

(c) Buyer shall keep full, true, and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder. During the term of this Agreement and for a period of one year following its termination, Seller shall have the right from time to time (not to exceed twice during each calendar year) to inspect, or have an agent, accountant or other representative inspect, such books, records and supporting data.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 6.03. Confidentiality. Buyer will hold in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all medical records and related confidential information received from Seller.

Article VII - Termination

Section 7.01. Termination. This Agreement shall terminate upon the expiration of the last to expire Valid Claim.

Section 7.02. Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, such termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that, subject to the terms herein, Sections 5.02 and 6.03`, as well as the obligations of Buyer to pay Royalty Payments or Milestone Payments earned prior to such termination, shall survive any such termination.

Article VIII - Miscellaneous

Section 8.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telex, telecopy or similar writing with confirmed receipt of transmission) and shall be given to the address listed on the signature page hereto, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

Section 8.02. Amendments; Waivers. Any provisions of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective.

Section 8.03. Expenses. All costs and expenses incurred in connection with the negotiation, preparation, execution or delivery of this Agreement shall be paid by the party incurring such cost or expense.

Section 8.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party to this Agreement shall assign any rights under this Agreement to any party without the written consent of the other parties hereto except that nothing herein shall prohibit or restrict Buyer from assigning its rights and obligations hereunder to any Affiliate of Buyer.

Section 8.05. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts and the United States of America.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 8.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective on the date of signature of the last party to sign this Agreement.

Section 8.07. Entire Agreement. This Agreement, the Exhibits hereto, the Schedules and the Conveyance Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

Section 8.08. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 8.09 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

(b)	REPLIGEN CORPORATION

By:	/s/ Daniel P. Witt
Name:	Daniel P. Witt
Title:	Vice President
Date:	October 13, 2000

Repligen Corporation
117 Fourth Avenue
Needham, MA 02494
Attention:	Walter Herlihy
Daniel Witt
Telecopy:	(781) 453-0048

/s/ Deborah Brewer
Deborah Brewer
Date: October 15, 2000
[Address]8905 Oneida Lane, Bethesda, MD20817
[Telecopy]

*	CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

ASSIGNMENT

WHEREAS, We,                      and                      have invented one or more improvements in:

[TITLE OF INVENTION]

described in an application (or provisional application) for Letters Patent of the United States:

☐ identified by Attorney Docket No. , and/or executed by us of even date herewith and about to be filed in the United States Patent Office;

☐ Serial No.              filed in the United States Patent Office on                             ; and

WHEREAS, Repligen Corporation (hereinafter “ASSIGNEE”), a corporation organized and existing under the laws of the State of Delaware and having a usual place of business at 117 Fourth Avenue, Needham, MA 02494 desires to acquire an interest therein, in accordance with agreements duly entered into with us;

NOW, THEREFORE, to all whom it may concern be it known that for and in consideration of said agreements and of other good and valuable consideration, the receipt of which is hereby acknowledged, we have sold, assigned and transferred and by these presents do hereby sell, assign and transfer unto said ASSIGNEE, its successors, assigns, and legal representatives, our entire right, title and interest in and throughout the United States of America, its territories and all foreign countries, in and to the inventions described in said application, together with our entire right, title and interest in and to said application and such Letters Patent as may issue thereon or claim priority under international convention, including but not limited to continuations, divisionals, reissues, and reexaminations of said application or such Letters Patent; said inventions, applications and Letters Patent to be held and enjoyed by said ASSIGNEE for its own use and behalf and for its successors, assigns and legal representatives, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held by us had this assignment and sale not been made; we hereby convey all of our rights arising under or pursuant to any and all international agreements, treaties or laws relating to the protection of industrial property by filing any such applications for Letters Patent. We hereby acknowledge that this assignment, being of our entire right, title and interest in and to said inventions, carries with it the right in ASSIGNEE to apply for and obtain from competent authorities in all countries of the world any and all Letters Patent by attorneys and agents of ASSIGNEE’s selection and the right to procure the grant of all Letters Patent to ASSIGNEE for its own name as assignee of our entire right, title and interest therein.

AND, we hereby further agree for ourselves and our executors and administrators to execute upon request any other lawful documents and likewise to perform any other lawful acts which may be deemed necessary to secure fully the aforesaid invention to said ASSIGNEE, its

*	CONFIDENTIAL TREATMENT REQUESTED

successors, assigns, and legal representatives, but at its or their expense and charges, including: the execution of applications for patents in foreign countries; the execution of substitution, reissue, divisional or continuation applications; and preliminary or other statements or the giving of testimony in any interference or other proceeding in which said inventions or any application or patent directed thereto may be involved; and we further hereby authorize ASSIGNEE or its attorneys or agents to insert the correct serial number and filing date into this assignment, if none is indicated on that date of our execution of this assignment;

*	CONFIDENTIAL TREATMENT REQUESTED

Exhibit B

BILL OF SALE

BILL OF SALE, dated as of                     ,             , between Deborah Brewer, a United States resident of                                          (“Seller”), and Repligen Corporation, a Delaware corporation (“Buyer”).

W I T N E S S E T H

WHEREAS, Buyer and Seller have concurrently herewith consummated the purchase by Buyer of the Purchased Assets pursuant to the terms and conditions of the Patent Purchase Agreement dated                     ,              between Buyer and Seller (the “Purchase Agreement”); terms defined in the Purchase Agreement and not otherwise defined herein being used herein as therein defined;

NOW, THEREFORE, in consideration of the sale of the Purchase Assets and in accordance with the terms of the Purchase Agreement, Buyer and each Seller agree as follows:

1. Seller does hereby sell, transfer, assign and deliver to Buyer all of the right, title and interest of Seller in, to and under the Purchased Assets TO HAVE AND TO HOLD the Purchased Assets unto the Buyer and its successors and assigns, to and for its or their use forever.

2. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such state.

IN WITNESS WHEREOF, each of Deborah Brewer and Repligen Corporation caused this Bill of Sale to be duly executed as of the day and year first above written.

/s/ Deborah Brewer
Deborah Brewer

Accepted by:

REPLIGEN CORPORATION

By:
Name:
Title:

*	CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.02

Purchased Asset

Fish and Richardson Docket No. 00231-094001, utility patent application filed with the United States Patent and Trademark Office on October 12, 2000, Serial Number not assigned as of 10/12/00; Inventors: Brewer, Deborah, Moseley, Charles, and Page, Theodore

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Moseley Patent Purchase Agreement

*	CONFIDENTIAL TREATMENT REQUESTED

PATENT PURCHASE AGREEMENT

AGREEMENT dated as of October 12, 2000 between Repligen Corporation, a Delaware corporation (including each of its successors, assigns and legal representatives, “Buyer”) and Charles Moseley, a United States resident, having an office at 1011 Arlington Blvd., Suite 130 South, Arlington, VA 22209 (“Seller”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

Article I - Definitions

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

“Conveyance Documents” means (i) that document or documents effecting the assignment to Buyer of the Patent Applications in the Form attached hereto on Exhibit A and (ii) a Bill of Sale, in the form attached hereto as Exhibit B, conveying the Intellectual Property Rights from Seller to Buyer.

“Earned Royalties” means those royalty payments made to Buyer by a third party licensee arising out of sales of Product by said licensee.

“FDA” means the United States Food and Drug Administration, or the successor thereto.

“PTO” means the U.S. Patent and Trademark Office.

“Intellectual Property Rights” means all intellectual property rights of any nature held by the Seller relating to the use of uridine in the treatment of hyperuricosuric autism and other human disorders, except for the Patent Applications.

“Lien” means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

“NDA” means a complete new drug application and all supplements thereto filed with the FDA, including all documents, data and other information concerning a Product covered by a Valid Claim which are necessary for, or included in, FDA approval to market such Product as more fully defined in 21 C.F.R. §314.5 et seq., as amended from time to time.

“Net Sales” means the aggregate U.S. dollar equivalent of billings of the Buyer for Products less the sum of the following: (a) discounts allowed in amounts customary in the trade; (b) sales, tariff duties and/or use taxes directly imposed on particular sales; (c) outbound transportation prepaid or allowed; and (d) amounts allowed or credited on returns, and bad debts not to exceed five percent (5%) of the total revenue of Buyer derived from sales of Products.

*	CONFIDENTIAL TREATMENT REQUESTED

“Patent Applications” means that United States Patent Application filed on behalf of Seller and others on October 12, 2000, as further described in Schedule 3.02 hereto; as well as any and all related patents, patent applications and invention disclosures, any and all related continuation, continuation-in-part, and divisional applications, and any patents issuing or claiming priority therefrom, and any extensions, reissues, re-examinations, renewals, substitutions related to any of the foregoing (including without limitation remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and any and all foreign counterparts without limitation.

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Product” shall mean any product which (a) is covered in whole or in part by a Valid Claim; or (b) is manufactured by using a process or is employed to practice a process or method which is covered in whole or in part by a Valid Claim.

“Purchased Assets” means the Patent Applications and the Intellectual Property Rights.

“Valid Claim” means a claim included in the Patent Applications which has not been on file for more than five years or which is included in an unexpired United States or foreign patent which issues from one or more of the Patent Applications and which shall not have been withdrawn, canceled or disclaimed, nor held invalid by a court of competent jurisdiction in an unappealed or unappealable decision.

Article II – Purchase and Sale

Section 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer all right, title and interest in and throughout the United States of America, its territories and all foreign countries, in and to the Purchased Assets.

Section 2.02. Purchase Price. The purchase price (the “Purchase Price”) for the Purchased Assets is as set forth below and shall be paid as follows:

(a)	Upon receipt of Conveyance Documents, Buyer shall pay to Seller *

(b)	Buyer shall pay the following milestone payments (the “Milestone Payments”) and royalty payments (the “Royalty Payments”), in accordance with the terms herein:

*	CONFIDENTIAL TREATMENT REQUESTED

(i)

Milestone	Milestone Payment Amount
Filing of an NDA with the FDA (or foreign equivalent) for a clinical indication covered by a Valid Claim.	*
Approval by the FDA (or foreign equivalent) of the marketing of a Product addressing clinical indication covered by a Valid Claim (“FDA Approval”);	*

provided that:

(x) each such Milestone Payment shall be made by Buyer to Seller within sixty (60) days after the occurrence of such milestone and shall be made only one time based on the first time Buyer achieves each such milestone regardless of how many times such milestones are achieved, and no payment shall be owed for a milestone which is not reached; and

(y) the Milestone Payments shall be fully creditable against future payments owed by Buyer to Seller under Sections 2.02(b)(ii) and 2.02(c) of this Agreement.

(ii) Royalty Payments shall be made to Seller in an amount equal to * of Net Sales of the Products within forty-five (45) days after the end of the fiscal quarter in which the Buyer actually receives the proceeds therefrom (subject to the limit on bad debts set forth in the definition of Net Sales). If Buyer must acquire a license from any third party (except for any license from or with the Regents of the University of California or any of its Affiliates) in order to market the Product, royalties will be reduced by * of the amount of any license fees paid to such third party, provided that royalties payable by Buyer to the Seller will never be reduced below * of Net Sales.

(c) If Buyer licenses all or part of the Purchased Assets to a third party which is not an Affiliate, Buyer shall pay Seller, * of the Earned Royalties received by Buyer from its licensee(s), within forty-five (45) days after the end of the fiscal quarter in which the Buyer actually receives such Earned Royalties (and expressly excluding all research and development payments or milestone payments received by Buyer for the license of such Products) arising out of such licenses with such licensee(s).

Section 2.03. Conveyance of Purchased Assets. As soon as is practical following the execution of this Agreement, the conveyance of the Purchased Assets from Seller to Buyer shall be made as follows:

(a) Buyer and Seller shall execute and deliver (i) the Conveyance Documents to which each is a party, and (ii) all such other instruments, documents and certificates as may be reasonably requested by the other party that are necessary for the consummation of the transactions contemplated by this Agreement; and

*	CONFIDENTIAL TREATMENT REQUESTED

(b) upon Buyer’s receipt of the Conveyance Documents and other documents listed in Section 2.03(a), Buyer shall pay the Purchase Price to Seller in accordance with the terms of Section 2.02(a) herein.

Article III – Representations and Warranties of Seller

Except as otherwise provided on a Schedule hereto, the Seller hereby represents and warrants to Buyer that:

Section 3.01. Title to Purchased Assets. Upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to Seller’s interest in each of the Purchased Assets, free and clear of all Liens.

Section 3.02. Intellectual Property.

(a) Schedule 3.02 sets forth a true and complete list of the Patent Applications specifying as to each, as applicable (i) the owner of such Patent Application; and (ii) the jurisdictions by or in which each Patent Application has been filed, including the respective patent application docket or serial numbers. There are no licenses, sublicenses or other agreements relating to any Patent Application to which Seller or any Affiliate of Seller is a party.

(b) Seller has clear title to the Patent Applications (to the extent it exists on the date hereof). Seller and, to Seller’s knowledge, each inventor listed in the Patent Applications and the attorneys of record thereto have complied with the PTO duty of candor and good faith in dealing with the PTO, including the duty to disclose to the PTO all information known to be material to the patentability of the Patent Applications.

(c) Seller has made no prior public disclosure of the invention disclosed in the Patent Applications.

(d) Seller has made a full and accurate disclosure to Buyer of all information relating to the invention disclosed in the Patent Applications.

Section 3.03. Other Information. Neither this Agreement nor any of the exhibits and schedules appended hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

Article IV – Representations and Warranties of Buyer

Buyer hereby represents and warrants to the Seller that:

Section 4.01. Organization and Existence. Buyer is a company duly incorporated, validly existing and in good standing under the laws of Delaware and has all applicable powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 4.02. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and each of the Conveyance Documents to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby are within the powers of Buyer and have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding agreement of Buyer.

Article V – Covenants of Seller

Section 5.01. Efforts; Further Assurances.

(a) Subject to the terms and conditions of this Agreement, Seller will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement; Seller agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

(b) Without limiting the foregoing, Seller further agrees for herself and his successors and assigns to execute upon request any other lawful documents and likewise to perform any other lawful acts which may be necessary or desirable to secure fully for Buyer all right, title and interest in and to each of the Purchased Assets, including, but not limited to, the execution of substitution, reissue, divisional or continuation patent applications; and preliminary or other statement or the giving of testimony in any interference or other proceeding in which the Purchased Assets or any applications or patent directed thereto or derived therefrom may be involved. Seller agrees (i) to provide such reasonable assistance to Buyer as Buyer may request in connection with the prosecution of the Patent Applications and any action against third parties claiming infringement of any of the Purchased Assets and (ii) never to contest or assist any third party in contesting, the validity or enforceability of any Valid Claim.

(c) Seller hereby constitutes and appoints, upon payment of the Purchase Price pursuant to Section 2.02(a) of this Agreement, Buyer and its successors and assigns as the true and lawful attorney of Seller with respect to the Purchased Assets with full power of substitution in the name of Buyer or in the name of Seller, but for the benefit of Buyer (i) to collect for the account of Buyer any items of Purchased Assets and (ii) to prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Purchased Assets, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Assets, whether based on a claim arising prior to or after the execution of this Agreement. Buyer shall be entitled to retain for its account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 5.02. Confidentiality. Seller will hold, and will use reasonable best efforts to cause his accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning Buyer or the Purchased Assets, including, but not limited to, the terms of this Agreement which information shall be deemed to be confidential.

Article VI – Covenants of Buyer

Section 6.01. Efforts; Further Assurances.

(a) Subject to the terms and conditions of this Agreement, Buyer will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

(b) Subject to Section 8.03 hereof, Buyer shall pay all reasonable expenses incurred by Seller from and after the date of execution of this Agreement in complying with this Section 6.01 provided that such reasonable expenses are incurred at the request of Buyer or approved in advance by Buyer (which approval shall not be unreasonably withheld or delayed).

Section 6.02 Royalty Matters.

(a) At the time of payment of the royalties provided for in Section 2.02(b)(ii) or 2.02(c), hereof, Buyer shall deliver to Seller a written report showing its computation of its Net Sales and of the royalties due under this Agreement upon such Net Sales by Buyer. All revenues shall be segmented in each such report on a country-by-country basis, including the rates of exchange used to convert such royalties to United States dollars from the currency in which such sales were made. For the purposes hereof, the rates of exchange to be used for converting royalties hereunder to United States dollars shall be those in effect for the purchase of dollars at New York, New York on the day five business days prior to the date on which payment is due.

(b) Where royalties are due the Seller hereunder for sales of Products in a country where, by reason of currency regulations or taxes of any kind, it is impossible or illegal for Buyer to transfer royalty payments to the Seller for Net Sales in that country, such royalties shall be deposited in whatever currency is allowable by the person or entity not able to make the transfer for the benefit or credit of the Sellers in an accredited bank in that country that is acceptable to the Sellers.

(c) Buyer shall keep full, true, and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder. During the term of this Agreement and for a period of one year following its termination, Seller shall have the right from time to time (not to exceed twice during each calendar year) to inspect, or have an agent, accountant or other representative inspect, such books, records and supporting data.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 6.03. Confidentiality. Buyer will hold in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all medical records and related confidential information received from Seller.

Article VII – Termination

Section 7.01. Termination. This Agreement shall terminate upon the expiration of the last to expire Valid Claim.

Section 7.02. Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, such termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that, subject to the terms herein, Sections 5.02 and 6.03, as well as the obligations of Buyer to pay Royalty Payments or Milestone Payments earned prior to such termination, shall survive any such termination.

Article VIII – Miscellaneous

Section 8.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telex, telecopy or similar writing with confirmed receipt of transmission) and shall be given to the address listed on the signature page hereto, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

Section 8.02. Amendments; Waivers. Any provisions of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective.

Section 8.03. Expenses. All costs and expenses incurred in connection with the negotiation, preparation, execution or delivery of this Agreement shall be paid by the party incurring such cost or expense.

Section 8.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party to this Agreement shall assign any rights under this Agreement to any party without the written consent of the other parties hereto except that nothing herein shall prohibit or restrict Buyer from assigning its rights and obligations hereunder to any Affiliate of Buyer.

Section 8.05. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts and the United States of America.

Section 8.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective on the date of signature of the last party to sign this Agreement.

*	CONFIDENTIAL TREATMENT REQUESTED

Section 8.07. Entire Agreement. This Agreement, the Exhibits hereto, the Schedules and the Conveyance Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

Section 8.08. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 8.09 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

(c)	REPLIGEN CORPORATION

	By:	/s/ Daniel P. Witt
	Name:	Daniel Witt
	Title:	Vice President
	Date:	October 13, 2000

Repligen Corporation
117 Fourth Avenue
Needham, MA 02494
Attention:	Walter Herlihy
Daniel Witt
Telecopy:	(781) 453-0048

/s/ Charles Moseley
Charles Moseley
	Date:	October 15, 2000
[Address]
[Attention:]
[Telecopy]

*	CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

ASSIGNMENT

WHEREAS, We,                      and                          have invented one or more improvements in:

[TITLE OF INVENTION]

described in an application (or provisional application) for Letters Patent of the United States:

0 identified by Attorney Docket No. , and/or executed by us of even date herewith and about to be filed in the United States Patent Office;

0 Serial No. filed in the United States Patent Office on ; and

WHEREAS, Repligen Corporation (hereinafter “ASSIGNEE”), a corporation organized and existing under the laws of the State of Delaware and having a usual place of business at 117 Fourth Avenue, Needham, MA 02494 desires to acquire an interest therein, in accordance with agreements duly entered into with us;

NOW, THEREFORE, to all whom it may concern be it known that for and in consideration of said agreements and of other good and valuable consideration, the receipt of which is hereby acknowledged, we have sold, assigned and transferred and by these presents do hereby sell, assign and transfer unto said ASSIGNEE, its successors, assigns, and legal representatives, our entire right, title and interest in and throughout the United States of America, its territories and all foreign countries, in and to the inventions described in said application, together with our entire right, title and interest in and to said application and such Letters Patent as may issue thereon or claim priority under international convention, including but not limited to continuations, divisionals, reissues, and reexaminations of said application or such Letters Patent; said inventions, applications and Letters Patent to be held and enjoyed by said ASSIGNEE for its own use and behalf and for its successors, assigns and legal representatives, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held by us had this assignment and sale not been made; we hereby convey all of our rights arising under or pursuant to any and all international agreements, treaties or laws relating to the protection of industrial property by filing any such applications for Letters Patent. We hereby acknowledge that this assignment, being of our entire right, title and interest in and to said inventions, carries with it the right in ASSIGNEE to apply for and obtain from competent authorities in all countries of the world any and all Letters Patent by attorneys and agents of ASSIGNEE’s selection and the right to procure the grant of all Letters Patent to ASSIGNEE for its own name as assignee of our entire right, title and interest therein.

AND, we hereby further agree for ourselves and our executors and administrators to execute upon request any other lawful documents and likewise to perform any other lawful acts which may be deemed necessary to secure fully the aforesaid invention to said ASSIGNEE, its

*	CONFIDENTIAL TREATMENT REQUESTED

successors, assigns, and legal representatives, but at its or their expense and charges, including: the execution of applications for patents in foreign countries; the execution of substitution, reissue, divisional or continuation applications; and preliminary or other statements or the giving of testimony in any interference or other proceeding in which said inventions or any application or patent directed thereto may be involved; and we further hereby authorize ASSIGNEE or its attorneys or agents to insert the correct serial number and filing date into this assignment, if none is indicated on that date of our execution of this assignment;

*	CONFIDENTIAL TREATMENT REQUESTED

Exhibit B

BILL OF SALE

BILL OF SALE, dated as of                     ,             , between Charles Moseley, a United States resident of                                               (“Seller”), and Repligen Corporation, a Delaware corporation (“Buyer”).

W I T N E S S E T H

WHEREAS, Buyer and Seller have concurrently herewith consummated the purchase by Buyer of the Purchased Assets pursuant to the terms and conditions of the Patent Purchase Agreement dated                     ,              between Buyer and Seller (the “Purchase Agreement”); terms defined in the Purchase Agreement and not otherwise defined herein being used herein as therein defined;

NOW, THEREFORE, in consideration of the sale of the Purchase Assets and in accordance with the terms of the Purchase Agreement, Buyer and each Seller agree as follows:

1. Seller does hereby sell, transfer, assign and deliver to Buyer all of the right, title and interest of Seller in, to and under the Purchased Assets TO HAVE AND TO HOLD the Purchased Assets unto the Buyer and its successors and assigns, to and for its or their use forever.

2. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such state.

IN WITNESS WHEREOF, each of Charles Moseley and Repligen Corporation caused this Bill of Sale to be duly executed as of the day and year first above written.

/s/ Charles Moseley
Charles Moseley

Accepted by:

REPLIGEN CORPORATION

By:	/s/ Walter Herlihy
Name:	Walter Herlihy
Title:	President & CEO

*	CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.02

Purchased Asset

Fish and Richardson Docket No. 00231-094001, utility patent application filed with the United States Patent and Trademark Office on October 12, 2000, Serial Number not assigned as of 10/12/00; Inventors: Brewer, Deborah, Moseley, Charles, and Page, Theodore

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

Persons granted right of reference to Repligen DMF or IND’s

Andrew L. Stoll, MD

Director, Psychopharmacology Research Laboratory

McLean Hospital

115 Mill St

Belmont, MA 02478-9106

Originally Stoll allowed to cross reference DMF 16123 and then in July 2003 he was allowed to cross reference IND #66,481.

RG2133> IND #61,269

Serial Number	Date	Contents
000	November 26, 2002	Initial IND
001	July 8, 2003	Withdrawal Letter

RG2133: IND #66,481

Serial Number	Date	Contents
000	January 9, 2003	Initial IND
001	January 22, 2003	Investigators’ Brochure
002	January 31, 2003 July 9, 2003	Introduction Gen Inv. Plan; CMC; Pharm/Tox Previous Human Exper.
003		DS CMC

RG2133: DMF 16123

Serial Number	Date	Contents
N/A	September 6, 2003	Original DMF
N/A	November 13, 2002	Amendment
N/A	July 16, 2003	Withdrawal

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

Acylated Pyrimidines INDs

*	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

Section 5.6 of the Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit F are set forth in the regents/Wellstat Settlement Agreement)

5.6 The party responsible for Patent Prosecution of a patent application in accordance with this Agreement (for purposes of this Section 5.6, the “Controlling Party”) shall also be responsible for applying for an extension of the term of any patent issuing from such application if appropriate under the Drug Price competition and patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law.

5.6.1 If the Regents is the Controlling Party in accordance with Sections 3.1.1, 3.1.2., 3.2.2 or 3.2.3, the Regents shall prepare all documents for such application, and Wellstat and Repligen shall execute such documents and take any other additional action as the Regents reasonably requests in connection therewith. The regents shall provide Wellstat and, in the case of Sections 3.1.1. and 3.1.2, Repligen with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of such application and consider in good faith all suggestions of Wellstat and, in the case of Section 3.1.1. and 3.1.2, Repligen as to term extension matters. Notwithstanding the foregoing, the Regents may elect not to apply for such a term extension, provided the Regents promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such tem extension) notifies Wellstat and Repligen. In such case, Wellstat shall have the right to step in and take over responsibility for applying for such term extension, Repligen shall have the right to step in and take over responsibility for applying for such term extension by notice to Wellstat and the Regents.

5.6.2 If the Regents is the Controlling Party in accordance with Section 3.3.3., the Regents shall prepare all documents for such application, and Wellstat and Repligen shall execute such documents and take any other additional action as the Regents reasonably requests in connection therewith. The Regents shall provide Repligen with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of such application and consider in good faith all suggestions of Repligen as to term extension matters. Notwithstanding the foregoing, the Regents may elect not to apply for such a term extension, provided the Regents promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such term extension) notifies Repligen and Wellstat. In such case, Repligen shall have the right to step in and take over responsibility for applying for such term extension by notice to the Regents and Wellstat. If Repligen elects not to step in and take over responsibility for applying for such term extension, Wellstat shall have the right to step in and take over responsibility for applying for such term extension by notice to Repligen and the Regents

5.6.3 If Wellstat is the Controlling Party in accordance with Section 3.1.2, 3.1.3 or 3.2.2, Wellstat shall prepare all documents for such application, and the Regents and Repligen shall execute such documents and take any other additional action as Wellstat reasonably

*	CONFIDENTIAL TREATMENT REQUESTED

requests in connection therewith. Wellstat shall provide the Regents and, in the case of Section 3.2.2, Repligen with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of such application and consider in good faith all suggestions of the Regents and, in the case of Section 3.2.2, Repligen as to term extension matters. Notwithstanding the foregoing, Wellstat may elect not to apply for such a term extension, provided, in the case of Section 3.2.2, Wellstat promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect so such term extension) notifies Repligen and the Regents. In such case, Repligen shall have the right to step in and take over responsibility for applying for such term extension by notice to Wellstat and the Regents. If Repligen elects not to step in and take over responsibility for applying for such term extension, the Regents shall have the right to step in and take over responsibility for applying for such term extension by notice to Repligen and Wellstat.

5.6.4 If Repligen is the Controlling Party in accordance with Section 3.3.3, Repligen shall prepare all documents for such application, and Wellstat and the Regents shall execute such documents and take any other additional action as Repligen reasonably requests in connection therewith. Repligen shall provide Wellstat and the Regents with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of such application and consider in good faith all suggestions of Wellstat and the Regents as to term extension matters. Notwithstanding the foregoing, Repligen may elect not to apply for such a term extension, provided Repligen promptly (and in any event not less than (30) days prior to the deadline for taking appropriate action with respect to such term extension) notifies Wellstat and the Regents. In such case, the Regents shall have the right to step in and take over responsibility for applying for such term extension by notice to Wellstat and Repligen. If the Regents elects not to step in and take over responsibility for applying for such term extension, Wellstat shall have the right to step in and take over responsibility for applying for such term extension by notice to Repligen and the Regents.

5.6.5 Notwithstanding the foregoing, if the party which is applying for patent term extension (for purposes of this Section 5.6, the “Applying Party”) is not the Party with the approved product on which the patent term extension will be based (for purposes of this Section 5.6, the “Approved Party”) and the Approved Party is not willing to provide to the Applying Party information reasonably necessary for completion of the application for patent term extension, then the Approved Party shall be required to offer to undertake responsibility for such application at the expense of the Applying Party. If the Applying Party does not accept such offer, then the Approved Party shall have no further obligations to the Applying Party with regard to such application for patent term extension. Except as otherwise set forth in this Section 5.6, (a) Wellstat shall bear all of its costs for the preparation, filing, and prosecution of term extension applications and (b) the Regents’ costs for the preparation, filing, and prosecution of term extension applications shall be borne by Repligen.

*	CONFIDENTIAL TREATMENT REQUESTED